Document And Entity Information	12 Months Ended
Dec. 31, 2012
Document And Entity Information [Abstract]
Document Type	8-K
Document Period End Date	Aug 29, 2013
Amendment Flag	false
Entity Registrant Name	SUPERTEL HOSPITALITY INC
Entity Central Index Key	0000929545
Entity Filer Category	Smaller Reporting Company

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
ASSETS
Investments in hotel properties	$ 214,584	$ 213,527	$ 202,626
Less accumulated depreciation	71,614	70,027	65,594
Investments in hotel properties, Net	142,970	143,500	137,032
Cash and cash equivalents	337	891	279
Accounts receivable, net of allowance for doubtful accounts	2,170	2,070	1,891
Prepaid expenses and other assets	5,347	5,151	8,917
Deferred financing costs, net	2,552	2,644	850
Investment in hotel properties, held for sale, net	44,012	47,591	72,203
Total assets	197,388	201,847	221,172
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	10,350	8,778	10,704
Derivative liabilities, at fair value	16,252	15,935
Debt related to hotel properties held for sale	34,670	39,461	69,483
Long-term debt	96,693	93,360	96,362
Total liabilities	157,965	157,534	176,549
Redeemable noncontrolling interest in consolidated partnership, at redemption value			114
SHAREHOLDERS' EQUITY
Common stock, $.01 par value, 200,000,000 shares authorized	29	29	29
Common stock warrants	252	252	252
Additional paid-in capital	135,006	134,994	121,821
Distributions in excess of retained earnings	(103,672)	(98,777)	(85,398)
Total shareholders' equity	31,653	36,536	36,712
Noncontrolling Interest
Noncontrolling interest in consolidated partnership	108	115	135
Total equity	31,761	36,651	36,847
Total liabilities and equity	197,388	201,847	221,172
Redeemable Preferred Stock Series B [Member]
LIABILITIES AND EQUITY
Redeemable preferred stock 10% Series B, 800,000 shares authorized; $.01 par value, 332,500 shares outstanding, liquidation preference of $8,312	7,662	7,662	7,662
Preferred Stock Series A [Member]
SHAREHOLDERS' EQUITY
Preferred stock	8	8	8
Series C Convertible Preferred Stock [Member]
SHAREHOLDERS' EQUITY
Preferred stock	$ 30	$ 30

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Mar. 31, 2013 Redeemable Preferred Stock Series B [Member]	Dec. 31, 2012 Redeemable Preferred Stock Series B [Member]	Dec. 31, 2011 Redeemable Preferred Stock Series B [Member]	Mar. 31, 2013 Preferred Stock Series A [Member]	Dec. 31, 2012 Preferred Stock Series A [Member]	Dec. 31, 2011 Preferred Stock Series A [Member]	Mar. 31, 2013 Series C Convertible Preferred Stock [Member]	Dec. 31, 2012 Series C Convertible Preferred Stock [Member]	Dec. 31, 2011 Series C Convertible Preferred Stock [Member]
Accounts receivable, allowance for doubtful accounts	$ 161	$ 201	$ 194
Preferred stock, dividend rate				10.00%	10.00%	10.00%	8.00%	8.00%	8.00%	6.25%	6.25%	6.25%
Redeemable preferred stock, shares authorized				800,000	800,000	800,000
Preferred stock, par value				$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
Preferred stock, shares outstanding				332,500	332,500	332,500
Preferred stock, shares authorized	40,000,000	40,000,000	40,000,000				2,500,000	2,500,000	2,500,000	3,000,000	3,000,000	3,000,000
Preferred stock, shares outstanding							803,270	803,270	803,270	3,000,000	3,000,000	3,000,000
Preferred stock, liquidation preference				8,312	8,312	8,312	8,033	8,033	8,033	30,000	30,000	30,000
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	200,000,000	200,000,000	200,000,000
Common stock, shares outstanding	2,893,241	2,893,241	2,883,798
Noncontrolling interest in consolidated partnership, redemption value	$ 113	$ 99	$ 64

Condensed Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
REVENUES
Room rentals and other hotel services	$ 12,773	$ 12,719		$ 63,160		$ 59,657		$ 58,874
EXPENSES
Hotel and property operations	11,163	10,360		47,126		44,937		43,970
Depreciation and amortization	1,793	1,666		7,020		7,002		7,853
General and administrative	1,059	1,092		3,908		3,884		3,365
Acquisition, termination expense	21	1		240		124		78
Termination cost						540
Total expenses	14,036	13,119		58,294		56,487		55,266
EARNINGS BEFORE NET GAINS (LOSSES) ON DISPOSITIONS OF ASSETS, OTHER INCOME, INTEREST EXPENSE, AND INCOME TAXES	(1,263)	(400)		4,866		3,170		3,608
Net gain (loss) on dispositions of assets	(29)	(3)		3		1,140		(30)
Other income (loss)	(297)	(1,212)		(144)		107		122
Interest expense	(1,510)	(1,516)		(6,045)		(6,268)		(6,505)
Loss on debt extinguishment	(91)	(12)
Impairment		266		(2,470)		(4,523)		(2,147)
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(3,190)	(2,877)		(3,790)		(6,374)		(4,952)
Income tax expense (benefit)		(363)		6,438		(190)		(70)
LOSS FROM CONTINUING OPERATIONS	(3,190)	(2,514)		(10,228)		(6,184)		(4,882)
Gain (loss) from discontinued operations	(875)	(1,457)		8		(11,293)		(5,720)
NET LOSS	(4,065)	(3,971)		(10,220)		(17,477)		(10,602)
Loss attributable to noncontrolling interest	7	6		10		32		17
LOSS ATTRIBUTABLE TO CONTROLLING INTERESTS	(4,058)	(3,965)		(10,210)		(17,445)		(10,585)
Preferred stock dividends	(837)	(657)		(3,169)		(1,474)		(1,474)
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	(4,895)	(4,622)		(13,379)		(18,919)		(12,059)
NET EARNINGS (LOSS) PER COMMON SHARE - BASIC AND DILUTED
EPS from continuing operations	$ (1.39)	$ (1.1)		$ (4.64)		$ (2.66)		$ (2.25)
EPS from discontinued operations	$ (0.31)	$ (0.5)	[1]	$ 0	[1]	$ (3.93)	[1]	$ (2.03)
EPS Basic and Diluted	$ (1.7)	$ (1.6)	[1]	$ (4.64)	[1]	$ (6.59)	[1]	$ (4.28)
AMOUNTS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Loss from continuing operations, net of tax	(4,021)	(3,168)		(13,387)		(7,674)		(6,373)
Discontinued operations, net of tax	(874)	(1,454)		8		(11,245)		(5,686)
Net loss	$ (4,895)	$ (4,622)		$ (13,379)		$ (18,919)		$ (12,059)

[1]	Quarterly EPS data does not add to total year, due to rounding

Consolidated Statements Of Stockholders' Equity (USD $) In Thousands	Preferred Stock Series A [Member]	Series C Convertible Preferred Stock [Member]	Warrants [Member]	Common Stock [Member]	Additional Paid-In Capital [Member]	Distributions In Excess Of Retained Earnings[Member]	Total Shareholder Equity [Member]	Noncontrolling Interest [Member]	Total
Balance at Dec. 31, 2009	$ 8			$ 28	$ 120,345	$ (54,420)	$ 65,961	$ 408	$ 66,369
Deferred compensation					30		30		30
Common stock offerings			252	1	1,209		1,462		1,462
Preferred dividends						(1,474)	(1,474)		(1,474)
Net loss						(10,585)	(10,585)	(73)	(10,658)
Balance at Dec. 31, 2010	8		252	29	121,584	(66,479)	55,394	335	55,729
Deferred compensation					29		29		29
Common stock offerings					89		89		89
Conversion of OP Units					119		119	(119)
Preferred dividends						(1,474)	(1,474)		(1,474)
Net loss						(17,445)	(17,445)	(81)	(17,526)
Balance at Dec. 31, 2011	8		252	29	121,821	(85,398)	36,712	135	36,847
Stock-based compensation					44		44		44
Preferred stock offering		30			13,129		13,159		13,159
Preferred dividends						(3,169)	(3,169)		(3,169)
Net loss						(10,210)	(10,210)	(20)	(10,230)
Balance at Dec. 31, 2012	8	30	252	29	134,994	(98,777)	36,536	115	36,651
Stock-based compensation					12		12		12
Preferred dividends						(837)	(837)		(837)
Net loss						(4,058)	(4,058)	(7)	(4,065)
Balance at Mar. 31, 2013			$ 252	$ 29	$ 135,006	$ (103,672)	$ 31,653	$ 108	$ 31,761

Condensed Consolidated Statements Of Cash Flow (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (4,065)	$ (3,971)	$ (10,220)	$ (17,477)	$ (10,602)
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	1,961	2,170	8,788	9,996	11,708
Amortization of intangible assets and deferred financing costs	288	132	628	469	487
Net gains (losses) on dispositions of assets	53	(490)	(7,833)	(1,452)	(1,276)
Stock-based compensation expense	12	3	44	29	30
Provision for impairment loss	507	1,434	10,172	14,308	8,198
Unrecognized loss on derivative instruments	317	1,213	247
Amortization of warrant issuance cost	14		53
Deferred income taxes		(662)	5,610	(1,904)	(1,756)
Changes in operating assets and liabilities:
(Increase) decrease in assets	(392)	(558)	(1,602)	6,185	(6,511)
Increase (decrease) in liabilities	924	447	(2,098)	(7,289)	7,394
Net cash (used) provided by operating activities	(381)	(282)	3,789	2,865	7,672
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to hotel properties	(1,500)	(1,569)	(5,668)	(4,964)	(4,344)
Acquisition and development of hotel properties			(11,500)
Proceeds from sale of hotel assets	3,088	2,720	24,185	13,111	11,209
Net cash (used) provided by investing activities	1,588	1,151	7,017	8,147	6,865
CASH FLOWS FROM FINANCING ACTIVITIES:
Deferred financing costs	(196)		(2,422)	(331)	(61)
Principal payments on long-term debt	(8,335)	(21,361)	(74,196)	(24,426)	(16,920)
Proceeds from long-term debt, net	6,877	2,000	41,172	15,261	2,417
Redemption of operating partnership units			(114)	(397)
Distributions to noncontrolling interest		(3)	(10)	(49)	(56)
Preferred stock offering		28,575	28,806
Common stock offering				89	1,462
Dividends paid to preferred shareholders	(107)	(368)	(3,430)	(1,213)	(1,474)
Net cash (used in) provided by financing activities	(1,761)	8,843	(10,194)	(11,066)	(14,632)
Increase (decrease) in cash and cash equivalents	(554)	9,712	612	(54)	(95)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	891	279	279	333	428
CASH AND CASH EQUIVALENTS, END OF PERIOD	337	9,991	891	279	333
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid, net of amounts capitalized	2,254	2,660	9,640	11,953	11,795
SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Dividends declared preferred	$ 837	$ 657	$ 3,169	$ 1,474	$ 1,474

Organization And Summary Of Significant Accounting Policies	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Organization And Summary Of Significant Accounting Policies [Abstract]
Organization And Summary Of Significant Accounting Policies

General

Adjustments to Previously Filed Financial Statements

As of March 31, 2013, the Company had 22 hotels classified as held for sale. Subsequent to March 31, 2013, the Company classified an additional seven hotels as held for sale, bringing the total hotels held for sale to 29. The Company has reflected the results of operations as discontinued operations, and investment in hotels and debt as held for sale for the 29 hotels for all periods presented.

The impact of these changes was to increase losses from continuing operations by approximately $129,000 and $79,000 for the three months ended March 31, 2013 and 2012, respectively, compared to the previously filed financial statements.

On August 14, 2013, the Company effected a one-for-eight reverse split of the Company's common stock. Amounts for the Company's outstanding common stock, common stock options and other equity awards and to the Company's equity compensation plans, and the voting rights and conversion price of the Company's 6.25% Series C Cumulative Convertible Preferred Stock and the exercise price and number of outstanding Company warrants exercisable for the purchase of common stock and the outstanding limited partnership units of the Company's operating partnership have been retroactively adjusted herein to reflect the one-for-eight reverse split. The reverse split had no effect on the Company's reported net income or loss, net income or loss applicable to common shareholders, or funds from operations.

Supertel Hospitality, Inc. (SHI) was incorporated in Virginia on August 23, 1994. SHI is a self-administered real estate investment trust (REIT) for federal income tax purposes.

SHI, through its wholly owned subsidiaries, Supertel Hospitality REIT Trust and E&P REIT Trust (collectively, the "Company") owns a controlling interest in Supertel Limited Partnership ("SLP") and E&P Financing Limited Partnership ("E&P LP"). All of the Company's interests in 73 properties with the exception of furniture, fixtures and equipment on 54 properties held by TRS Leasing, Inc. and its subsidiaries are held directly or indirectly by E&P LP, SLP or Solomon's Beacon Inn Limited Partnership (SBILP) (collectively, the "Partnerships"). The Company's interests in eleven properties are held directly by either SPPR-Hotels, LLC (SHLLC), SPPR-South Bend, LLC (SSBLLC), SPPR-BMI, LLC (SBMILLC) or SPPR-Dowell, LLC (SDLLC). SHI, through Supertel Hospitality REIT Trust, is the sole general partner in SLP and at March 31, 2013 owned approximately 99% of the partnership interests in SLP. SLP is the general partner in SBILP. At March 31, 2013, SLP and SHI owned 99% and 1% interests in SBILP, respectively, and SHI owned 100% of Supertel Hospitality Management, Inc, SPPR Holdings, Inc. (SPPRHI), SPPR-BMI Holdings, Inc. (SBMIHI) and SPPR-Dowell Holdings, Inc. (SDHI). SLP and SBMIHI owned 99% and 1% of SBMILLC, respectively, SLP and SPPRHI owned 99% and 1% of SHLLC, respectively, SLP owned 100% of SSBLLC and SLP and SDHI owned 99% and 1% of SDLLC, respectively. References to "we", "our", and "us", herein refer to Supertel Hospitality, Inc., including as the context requires, its direct and indirect subsidiaries.

As of March 31, 2013, the Company owned 84 limited service hotels. All of the hotels are leased to our wholly owned taxable REIT subsidiary, TRS Leasing, Inc. ("TRS"), and its wholly owned subsidiaries (collectively "TRS Lessee"), and are managed by eligible independent contractors: Hospitality Management Advisors, Inc. ("HMA"), Strand Development Company, LLC ("Strand"), Kinseth Hotel Corporation ("Kinseth"), Cherry Cove Hospitality Management, LLC ("Cherry Cove") and HLC Hotels Inc. ("HLC").

HMA manages 20 Company hotels in Arkansas, Louisiana, Kentucky, Indiana, Virginia and Florida. Strand manages the Company's seven economy extended-stay hotels in Georgia and South Carolina as well as 14 additional Company hotels located in Georgia, Maryland, North Carolina, Pennsylvania, Tennessee, Virginia, and West Virginia. Kinseth manages 36 Company hotels in eight states primarily in the Midwest. Cherry Cove manages one Company hotel in Maryland. Each of the management agreements with HMA, Strand and Kinseth expires on May 31, 2014, and the management agreement with Cherry Cove expires on May 24, 2015. The management agreements renew for additional terms of one year unless either party to the agreement gives the other party written notice of termination at least 90 days before the end of a term.

Each of HMA, Strand, Kinseth, and Cherry Cove receives a monthly management fee with respect to the hotels they manage equal to 3.5% of the gross hotel revenue and 2.25% of hotel net operating income ("NOI"). NOI is equal to gross hotel income less operating expenses (exclusive of management fees, certain insurance premiums and employee bonuses, and personal and real property taxes).

HLC manages the Company's six Masters Inn hotels. The management agreement, as amended, provides for HLC to operate and manage the hotels through December 31, 2013 and receive management fees equal to 5.0% of the gross revenues derived from the operation of the hotels and incentive fees equal to 10% of the annual operating income of the hotels in excess of 10.5% of the Company's investment in the hotels.

The management agreements generally require TRS Lessee to fund debt service, working capital needs, capital expenditures and third-party operating expenses for the management companies excluding those expenses not related to the operation of the hotels. TRS Lessee is responsible for obtaining and maintaining insurance policies with respect to the hotels.

The hotel industry is seasonal in nature. Generally, occupancy rates, revenues and operating results for hotels operating in the geographic areas in which we operate are greater in the second and third quarters of the calendar year than in the first and fourth quarters, with the exception of our hotels located in Florida, which experience peak demand in the first and fourth quarters of the year.

Note 1.	Organization and Summary of Significant Accounting Policies

Description of Business

Adjustments to Previously Filed Financial Statements

As of December 31, 2012, the Company had 22 hotels classified as held for sale. Subsequent to year end, the Company classified an additional seven hotels as held for sale, bringing the total hotels held for sale to 29. The Company has reflected the results of operations as discontinued operations, and investment in hotels and debt as held for sale for the 29 hotels for all periods presented.

The impact of these changes was to increase (decrease) losses from continuing operations by approximately $(1,031,000), $(2,051,000) and $28,000 for the years ended 2012, 2011 and 2010, respectively, compared to the previously filed financial statements.

On August 14, 2013, the Company effected a one-for-eight reverse split of the Company's common stock. Amounts for the Company's outstanding common stock, common stock options and other equity awards and to the Company's equity compensation plans, and the voting rights and conversion price of the Company's 6.25% Series C Cumulative Convertible Preferred Stock and the exercise price and number of outstanding Company warrants exercisable for the purchase of common stock and the outstanding limited partnership units of the Company's operating partnership have been retroactively adjusted herein to reflect the one-for-eight reverse split. The reverse split had no effect on the Company's reported net income or loss, net income or loss applicable to common shareholders, or funds from operations.

Supertel Hospitality, Inc. (SHI) was incorporated in Virginia on August 23, 1994. SHI is a self-administered real estate investment trust (REIT) for federal income tax purposes.

SHI, through its wholly owned subsidiaries, Supertel Hospitality REIT Trust and E&P REIT Trust (collectively, the "Company") owns a controlling interest in Supertel Limited Partnership ("SLP") and E&P Financing Limited Partnership ("E&P LP"). All of the Company's interests in 75 properties with the exception of furniture, fixtures and equipment on 57 properties held by TRS Leasing, Inc. and its subsidiaries are held directly or indirectly by E&P LP, SLP or Solomons Beacon Inn Limited Partnership (SBILP) (collectively, the "Partnerships"). The Company's interests in eleven properties are held directly by either SPPR-Hotels, LLC (SHLLC), SPPR-South Bend, LLC (SSBLLC), SPPR-BMI, LLC (SBMILLC) or SPPR-Dowell, LLC (SDLLC). SHI, through Supertel Hospitality REIT Trust, is the sole general partner in SLP and at December 31, 2012 owned approximately 99% of the partnership interests in SLP. SLP is the general partner in SBILP. At December 31, 2011, SLP and SHI owned 99% and 1% interests in SBILP, respectively, and SHI owned 100% of Supertel Hospitality Management, Inc, SPPR Holdings, Inc. (SPPRHI), SPPR-BMI Holdings, Inc. (SBMIHI) and SPPR-Dowell Holdings, Inc. (SDHI). SLP and SBMIHI owned 99% and 1% of SBMILLC, respectively, SLP and SPPRHI owned 99% and 1% of SHLLC, respectively, SLP owned 100% of SSBLLC and SLP and SDHI owned 99% and 1% of SDLLC, respectively. References to "we", "our", and "us" herein refer to Supertel Hospitality, Inc., including as the context requires, its direct and indirect subsidiaries.

As of December 31, 2012, the Company owned 86 limited service hotels. All of the hotels are leased to our wholly owned taxable REIT subsidiary, TRS Leasing, Inc. ("TRS"), and its wholly owned subsidiaries (collectively "TRS Lessee"), and are managed by Hospitality Management Advisors, Inc. ("HMA"), Strand Development Company LLC ("Strand"), Kinseth Hotel Corporation ("Kinseth"), Cherry Cove Hospitality Management, LLC ("Cherry Cove") and HLC Hotels, Inc. ("HLC").

The hotel management agreement, as amended, between TRS Lessee and Royco Hotels, the previous manager of 95 of the Company's hotels, was terminated effective May 31, 2011. Under the agreement, Royco Hotels received a base management fee ranging from 4.25% to 3.0% of gross hotel revenues as revenues increased above thresholds that ranged from up to $75,000 to over $100,000, and was entitled, if earned, to an annual incentive fee of 10% of up to the first $1,000 of annual net operating income in excess of 10% of the Company's investment in the hotels, and 20% of the excess above $1,000. On March 25, 2011, Royco Hotels and the Company settled a lawsuit filed by Royco Hotels against the Company. A settlement agreement between the parties with respect to a lawsuit and with respect to termination fees for sold hotels provides that the Company will pay an aggregate of $590 in varying amounts of installments through July 1, 2013 to Royco Hotels (of which $470 has been paid as of December 31, 2012).

On April 21, 2011, the Company through TRS Lessee entered into separate management agreements with HMA, Strand and Kinseth as eligible independent contractors to manage 95 of the Company's hotels (two of which were subsequently sold) commencing June 1, 2011. These hotels were previously managed by Royco Hotels. On May 25, 2012, SLP acquired a Hilton Garden Inn in Dowell, Maryland. In connection with the acquisition, the Company, through TRS, entered into a separate management agreement with Cherry Cove as an eligible independent operator to manage the hotel.

HMA manages 21 Company hotels in Arkansas, Louisiana, Kentucky, Indiana, Virginia and Florida. Strand manages the Company's seven economy extended-stay hotels in Georgia and South Carolina as well as 15 additional Company hotels located in Georgia, Maryland, North Carolina, Pennsylvania, Tennessee, Virginia, and West Virginia. Kinseth manages 36 Company hotels in eight states primarily in the Midwest. Each of the management agreements with HMA, Strand and Kinseth expire on May 31, 2014, and the management agreement with Cherry Cove expires on May 24, 2015. The management agreements renew for additional terms of one year unless either party to the agreement gives the other party written notice of termination at least 90 days before the end of a term.

Each of HMA, Strand, Kinseth and Cherry Cove receives a monthly management fee with respect to the hotels they manage equal to 3.5% of the gross hotel income and 2.25% of hotel net operating income ("NOI"). NOI is equal to gross hotel income less operating expenses (exclusive of management fees, certain insurance premiums and employee bonuses, and personal and real property taxes).

SLP owns 6 hotels which are operated under the Masters Inn name. TRS, the lessee of the hotels, entered into a management agreement with HLC, an affiliate of the sellers of the 6 hotels. The management agreement, as amended, provides for HLC to operate and manage the hotels through December 31, 2013 and receive management fees equal to 5.0% of the gross revenues derived from the operation of the hotels and incentive fees equal to 10% of the annual operating income of the hotels in excess of 10.5% of the Company's investment in the hotels.

The management agreements generally require TRS Lessee to fund debt service, working capital needs, capital expenditures and third-party operating expenses for the management companies excluding those expenses not related to the operation of the hotels. TRS Lessee is responsible for obtaining and maintaining insurance policies with respect to the hotels.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company, the Partnerships and the TRS Lessee. All significant intercompany balances and transactions have been eliminated in consolidation.

Estimates, Risks and Uncertainties

The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and revenues and expenses recognized during the reporting period. The significant estimates pertain to impairment analysis, allocation of purchase price, and derivative valuation. Actual results could differ from those estimates.

Because of the adverse conditions that exist in the real estate markets, as well as the credit and financial markets, it is possible that the estimates and assumptions that have been utilized in the preparation of the consolidated financial statements could change. Specifically as it relates to the Company's business, the recent economic conditions are expected to continue to negatively affect the Company's operating performance, as well as its liquidity position.

Liquidity

Our income and ability to meet our debt service obligations, and make distributions to our shareholders, depends upon the operations of the hotels being conducted in a manner that maintains or increases revenue, or reduces expenses, to generate sufficient hotel operating income for TRS Lessee to pay the hotels' operating expenses, including management fees and rents to us. We depend on rent payments from TRS Lessee to pay our operating expenses and debt service and to make distributions to shareholders.

The Company's operating performance, as well as its liquidity position, has been and continues to be negatively affected by current economic conditions, many of which are beyond our control. The Company anticipates that these adverse economic conditions are likely to continue for a period of time but could abate somewhat over the next year; however, in addition to our operating performance, the other sources described below will be essential to our liquidity and financial position.

Our business requires continued access to adequate capital to fund our liquidity needs. In February 2012, the Company issued 3 million shares of Series C convertible preferred stock which provided $28.6 million of net proceeds. The Company agreed to use $20 million to pursue hospitality acquisitions, as well as an additional $5 million to pursue hospitality acquisitions within a reasonable period thereafter. We have used $6.6 million to purchase a hotel and remain committed to use $18.4 for hospitality acquisitions. As of February 28, 2013, we also have used $6.9 million for debt repayment and for operational funds from the proceeds committed to hospitality acquisitions, and we intend to replace these funds so that they are ultimately available for acquisitions. Each year the Company reviews its entire portfolio, identifies properties considered non-core and develops timetables for disposal of those assets deemed non-core. We focus on improving our liquidity through cash generating asset sales and disposition of assets that are not generating cash at levels consistent with our investment principles. In 2013, our foremost priorities continue to be preserving and generating capital sufficient to fund our liquidity needs. Given the deterioration and uncertainty in the economy and financial markets, management believes that access to conventional sources of capital will be challenging and management has planned accordingly. We are also working to proactively address challenges to our short-term and long-term liquidity position.

The following are the expected actual and potential sources of liquidity, which if realized we currently believe will be sufficient to fund our near and long-term obligations:

•	Cash and cash equivalents;

•	Cash generated from operations;

•	Proceeds from asset dispositions;

•	Proceeds from additional secured or unsecured debt financings; and/or

•	Proceeds from public or private issuances of debt or equity securities.

The Company has significant indebtedness with Great Western Bank maturing before the end of the year; two term loans totaling $14.1 million and a $12.5 million revolving line of credit with a current balance of $2.5 million, all of which mature in June 2013. The Company believes the debt will be refinanced with the existing lender on acceptable terms. If we are not successful in negotiating the refinancing of this debt or finding alternate sources of financing in a difficult borrowing environment, we will be unable to meet the Company's near-term liquidity requirements.

These above sources are essential to our liquidity and financial position, and we cannot assure you that we will be able to successfully access them (particularly in the current economic environment). If we are unable to generate cash from these sources, we may have liquidity-related capital shortfalls and will be exposed to default risks. The significant issues with access to the liquidity sources identified above could lead to our insolvency.

In the near-term, the Company's cash flow from operations is not projected to be sufficient to meet all of our liquidity needs. In response, management has identified non-core assets in our portfolio to be liquidated over a one to ten year period. Among the criteria for determining properties to be sold was the potential upside when hotel fundamentals return to stabilized levels. The 29 properties held for sale as of December 31, 2012 were determined to be less likely to participate in increased cash flow levels when markets do improve. As such, we expect these dispositions to help us (1) preserve cash, through potential disposition of properties with current or projected negative cash flow and/or other potential near-term cash outlay requirements (including debt maturities) and (2) generate cash, through the potential disposition of strategically identified non-core assets that we believe have equity value above debt.

We are actively marketing the 29 properties held for sale, which we anticipate will result in the elimination of an estimated $39.5 million of debt and generate an expected $0.6 million of proceeds for operations. We have had significant interest in many of our 29 held for sale properties. However, some of the markets have experienced a decrease in expected pricing. If this trend continues to worsen, we may be unable to complete the disposition of identified properties in a manner that would generate cash flow in line with management's estimates as noted above. Our ability to dispose of these assets is impacted by a number of factors. Many of these factors are beyond our control, including general economic conditions, availability of financing and interest rates. In light of the current economic conditions, we cannot predict:

•	whether we will be able to find buyers for identified assets at prices and/or other terms acceptable to us;

•	whether potential buyers will be able to secure financing; and

•	the length of time needed to find a buyer and to close the sale of a property.

As our debt matures, our principal payment obligations also present significant future cash requirements. We expect lenders will continue to maintain tight lending standards, which could make it more difficult for us to obtain future credit facilities or loans on terms similar to the terms of our current credit facilities and loans or to obtain long-term financing on favorable terms or at all.

We may not be able to successfully extend, refinance or repay our debt due to a number of factors, including decreased property valuations, limited availability of credit, tightened lending standards and challenging economic conditions. Historically, extending or refinancing loans has required the payment of certain fees to, and expenses of, the applicable lenders. Any future extensions or refinancing will likely require increased fees due to tightened lending practices. These fees and cash flow restrictions will affect our ability to fund other liquidity uses. In addition, the terms of the extensions or refinancing may include operational and financial covenants significantly more restrictive than our current debt covenants.

The Company is required to meet various financial covenants required by its existing lenders. If the Company's future financial performance fails to meet these financial covenants, then its lenders also have the ability to take control of its encumbered hotel assets. Defaults with lenders due to failure to repay or refinance debt when due or failure to comply with financial covenants could also result in defaults under our facilities with Great Western Bank and GE Franchise Finance Commercial LLC ("GE"). Our Great Western Bank and GE facilities contain cross-default provisions which would allow Great Western Bank and GE to declare a default and accelerate our indebtedness to them if we default on our other loans, and such default would permit that lender to accelerate our indebtedness under any such loan. If this were to happen, whether due to failure to repay or refinance debt when due or failure to comply with financial covenants, the Company's ability to conduct business could be severely impacted as there can be no assurance that the adequacy and timeliness of cash flow would be available to meet the Company's liquidity requirements. Should the Company be unable to maintain compliance with financial covenants, we will be required to obtain waivers or, where allowed, cure the violation through additional principal payments. There is no assurance that the Company will be able to obtain waivers, if needed. Although the Company believes we will have sufficient funds to make additional principal payments, if required, there is no guarantee that the necessary money will be available. The Company has in the past obtained waivers and modifications of its financial covenants with certain of its lenders in order to avoid defaults; however, there is no certainty that the Company could obtain waivers or modifications in the future, if the need arises.

The Company did not declare a common stock dividend during 2011 or 2012. The Company will monitor requirements to maintain its REIT status and will routinely evaluate the dividend policy. The company intends to continue to meet it dividend requirements to retain its REIT status.

Sources and Uses of Cash

At December 31, 2012, available cash was $0.9 million and the Company's available borrowing capacity on the Great Western Bank $11.5 million revolver was $9.0 million. In January 2013, the borrowing capacity on the Great Western Bank revolver was increased to $12.5 million. The Company projects that at December 31, 2012 cash flows from operations, the Great Western Bank revolver and the sources identified above will be sufficient to meet both short term and long term liquidity requirements.

We completed a private offering of 3.0 million shares of Series C convertible preferred stock in February 2012. Net proceeds of the offering, less expenses, were approximately $28.6 million. We agreed to use $20 million of the net proceeds to pursue hospitality acquisitions which are consistent with the investment strategy of the Company's Board of Directors, as well as an additional $5 million to pursue hospitality acquisitions within a reasonable period thereafter. In February 2012, a portion of the net proceeds were used to pay down the Great Western Bank revolver to $0. $6.6 million of the net proceeds have been used in the acquisition of a 100 room Hilton Garden Inn in Dowell, Maryland in May 2012.

On March 29, 2012, our loan facilities with GE were amended to, among other things, require a principal prepayment of $7 million on or before December 31, 2012. A $1.1 million note payable to GE was also due on December 31, 2012. A $3.8 million draw from the Great Western Bank revolver and $4.3 million from the sale of unencumbered hotels were used to make these payments to GE on December 31, 2012.

Hotel revenues and operating results are greater in the second and third quarters than in the first and fourth quarters. As a result, we may have to enter into short-term borrowings in our first and fourth quarters in order to offset these fluctuations in revenues. The Company borrowed an aggregate of $2.1 million from the Great Western Bank revolver for operating funds in January and February 2013.

The Great Western Bank revolver is a source of funds for our obligation to IRSA to use proceeds from the sale of the Series C convertible preferred stock for hospitality acquisitions. The borrowings from the Great Western Bank revolver for the GE debt payments on December 31, 2012 and for operational funds in January and February 2013 were made with IRSA's consent. The Company anticipates additional borrowings from the Great Western Bank revolver with IRSA's consent for operational funds through the balance of the first quarter 2013 until revenues and operating results improve as expected in the second quarter of 2013. We have agreed with IRSA to replace those funds when we are able to do so, so that the replacement funds can be available for hospitality acquisitions. In January 2013 a portion of these funds were replaced with the $1.0 million increase in the Great Western Bank revolver and the payment of $3.0 million on the Great Western Bank revolver with proceeds from a loan on previously unencumbered hotels and the sale of hotels.

Short term outflows include monthly operating expenses, estimated annual debt service of $13.5 million, and payment of dividends on Series A and Series B preferred stock, and Series C convertible preferred stock. Our long-term liquidity requirements consist primarily of the costs of renovations and other non-recurring capital expenditures that need to be made periodically with respect to hotel properties, $16.5 million of scheduled debt repayments to Great Western Bank and funds for acquisitions.

We have budgeted to increase our spending on capital improvements from $5.7 million in 2012 to $8.0 million on our existing hotels during 2013. The increase in capital expenditures is a result of complying with brand mandated improvements and initiating projects that we believe will generate a return on investment as we enter a period of anticipated recovery in the lodging sector.

In addition, management has identified noncore assets in our portfolio to be liquidated over a one to ten year period. We project that proceeds from anticipated property sales during 2013, net of expenses and debt repayment, of $4.0 million will be available for the Company's cash needs. We project that our operating cash flow, Great Western Bank revolver and the sources identified above will be sufficient to satisfy all of our liquidity and other capital needs for 2013. However, if we are not successful in negotiating the refinancing of the Company's debt or finding alternative sources of financing in a difficult borrowing environment, we will be unable to meet the Company's near-term liquidity requirements.

Capitalization Policy

Development and construction costs of properties in development are capitalized including, where applicable, direct and indirect costs, including real estate taxes and interest costs. Development and construction costs and costs of significant improvements, replacements, renovations to furniture and equipment expenditures for hotel properties are capitalized while costs of maintenance and repairs are expensed as incurred.

Deferred Financing Cost

Direct costs incurred in financing transactions are capitalized as deferred costs and amortized to interest expense over the term of the related loan using the effective interest method.

Investment in Hotel Properties

Upon acquisition, the Company allocates the purchase price of assets to asset classes based on the fair value of the acquired real estate, furniture, fixtures and equipment, and intangible assets, if any. The Company's investments in hotel properties are carried at cost and are depreciated using the straight-line method over an estimated useful life of 15 to 40 years for buildings and three to twelve years for furniture, fixtures and equipment.

The Company periodically reviews the carrying value of each hotel to determine if circumstances exist indicating impairment to the carrying value of the investment in the hotel or that depreciation periods should be modified. If facts or circumstances support the possibility of impairment, the Company will prepare an estimate of the undiscounted future cash flows, without interest charges, of the specific hotel and determine if the investment in such hotel is recoverable based on the undiscounted future cash flows. If impairment is indicated, an adjustment will be made to the carrying value of the hotel to reflect the hotel at fair value.

In accordance with the provisions of FASB ASC 360-10-45 Property, Plant, and Equipment – Overall – Other Presentation Matters, a hotel is considered held for sale when a contract for sale is entered into, a substantial, non refundable deposit has been committed by the purchaser, and sale is expected to occur within one year, or if management has determined to sell the property within one year. Depreciation of these properties is discontinued at that time, but operating revenues, other operating expenses and interest continue to be recognized until the date of sale. Revenues and expenses of properties that are classified as held for sale or sold are presented as discontinued operations for all periods presented in the statements of operations if the properties will be or have been sold on terms where the Company has limited or no continuing involvement with them after the sale. If active marketing ceases or the properties no longer meet the criteria to be classified as held for sale, the properties are reclassified as operating and measured at the lower of their (a) carrying amount before the properties were classified as held for sale, adjusted for any depreciation expense that would have been recognized had the properties been continuously classified as operating or (b) their fair value at the date of the subsequent decision not to sell.

Gains on sales of real estate are recognized in accordance with FASB ASC 360-20 Property, Plant, and Equipment – Real Estate Sales ("ASC 360-20"). The specific timing of the sale is measured against various criteria of ASC 360-20 related to the terms of the transactions and any continuing involvement in the form of management or financial assistance associated with the properties. If the sales criteria are not met, the gain is deferred and the finance, installment or cost recovery method, as appropriate, is applied until the sales criteria are met. To the extent we sell a property and retain a partial ownership interest in the property, we generally recognize gain to the extent of the third party ownership interest in accordance with ASC 360-20.

Cash and Cash Equivalents

Cash and cash equivalents include cash and various highly liquid investments with original maturities of three months or less when acquired, and are carried at cost which approximates fair value.

Revenue Recognition

Revenues from the operations of the hotel properties are recognized when earned. Sales taxes collected from customers and remitted to governmental authorities are accounted for on a net basis and therefore are excluded from revenues in the consolidated statements of operations.

Income Taxes

The Company qualifies and intends to continue to qualify as a REIT under applicable provisions of the Internal Revenue Code, as amended. In general, under such Code provisions, a trust which has made the required election and, in the taxable year, meets certain requirements and distributes to its shareholders at least 90% of its REIT taxable income will not be subject to federal income tax to the extent of the income which it distributes. Earnings and profits, which determine the taxability of dividends to shareholders, differ from net income reported for financial reporting purposes due primarily to differences in depreciation of hotel properties for federal tax purposes. Except with respect to the TRS Lessee, the Company does not believe that it will be liable for significant federal or state income taxes in future years.

Deferred income taxes relate primarily to the TRS Lessee and are accounted for using the asset and liability method. Under this method, deferred income taxes are recognized for temporary differences between the financial reporting bases of assets and liabilities of the TRS Lessee and their respective tax bases and for operating loss and tax credit carryforwards based on enacted tax rates expected to be in effect when such amounts are realized or settled. However, deferred tax assets are recognized only to the extent that it is more likely than not that they will be realized based on consideration of available evidence, including tax planning strategies and other factors.

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Because of the uncertainty surrounding our ability to realize the future benefit of these assets, we have provided a 100% valuation allowance as of December 31, 2012. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. The Company considers projected scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. These estimates of future taxable income inherently require significant judgment. Management uses historical experience and short and long-range business forecasts to develop such estimates. Further, we employ various prudent and feasible tax planning strategies to facilitate the recoverability of future deductions. A cumulative loss in recent years is a significant piece of evidence with respect to realizability that outweighs the other evidence. A cumulative loss for recent years exists because of the company's net operating losses in both the current year and prior two years. Although the company does believe that it will be able to recover the tax loss benefit based on the current and future strategic direction of the company, the company understands that as the loss years continue, the realizability of deferred taxes is impacted.

Under the REIT Modernization Act ("RMA"), which became effective January 1, 2001, the Company is permitted to lease its hotels to one or more wholly owned taxable REIT subsidiaries ("TRS") and may continue to qualify as a REIT provided that the TRS enters into management agreements with an "eligible independent contractor" that will manage the hotels leased by the TRS. The Company formed the TRS Lessee and, effective January 1, 2002, the TRS Lessee leased all of the hotel properties. The TRS Lessee is subject to taxation as a C-Corporation. The TRS Lessee has incurred operating losses for financial reporting and federal income tax purposes for 2012, 2011 and 2010.

Derivative Liabilities

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. However, fair value accounting requires bifurcation of certain embedded derivative instruments such as conversion features in convertible debt or equity instruments, and measurement at their fair value for accounting purposes. The conversion feature embedded in the Series C convertible preferred stock was evaluated, and it was determined that the conversion features should be bifurcated from its host instrument and accounted for as a freestanding derivative. In addition the common stock warrants issued with the Series C convertible preferred stock were also determined to be freestanding derivatives. The following summarizes our derivative liabilities at December 31, 2012 and 2011:

	December 31,	December 31,
	2012	2011
Series C preferred embedded derivative	$7,205	$—
Warrant derivative	8,730	—

Derivative liability, at fair value	$15,935	$—

The Series C convertible preferred stock embedded derivative and the warrant derivative were initially recorded at their fair value of $7.1 million and $8.6 million, respectively, on the date of issuance, February 1, 2012 and February 15, 2012. At December 31, 2012 the carrying amounts of the derivatives were adjusted to their fair value of $7.2 million and $8.7 million respectively, with a corresponding adjustment to other income (loss). The derivatives are reported as a derivative liability on the accompanying consolidated balance sheets as of December 31, 2012 and will be adjusted to their fair values at each reporting date.

The amendment to the Company's articles of incorporation, setting forth the terms of the Series C convertible preferred stock, the host instrument, includes an antidilution provision that requires an adjustment in the common stock conversion ratio should subsequent issuances of the Company's common stock be issued below the instruments' original conversion price of $8.00 per share. Accordingly we bifurcated the embedded conversion feature which is shown as a derivative liability recorded at fair value on the accompanying consolidated balance sheets as of December 31, 2012.

The agreement setting forth the terms of the common stock warrants issued to the holders of the Series C convertible preferred stock also includes an antidilution provision that requires a reduction in the warrant's exercise price of $9.60 should the conversion ratio of the Series C convertible preferred stock be adjusted due to antidilution provisions. Accordingly, the warrants do not qualify for equity classification, and, as a result, the fair value of the derivative is shown as a derivative liability on the accompanying consolidated balance sheets as of December 31, 2012.

The Company used a Monte Carlo simulation model to value the Series C convertible preferred stock embedded derivatives and the warrants.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are utilized to determine the value of certain liabilities, to perform impairment assessments, and for disclosure purposes. In February 2012 the Company issued financial instruments with features that were determined to be derivative liabilities, and as a result must be measured at fair value on a recurring basis under Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") 820-10 Fair Value Measurements and Disclosures – Overall. In addition we apply the fair value provisions of ASC 820-10-35 Fair Value Measurements and Disclosures – Overall – Subsequent Measurement, for our nonfinancial assets which include our held for sale and impaired held for use hotels, and the disclosure of the fair value of our debt.

Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access at the measurement date.

Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 non-financial asset valuations use unobservable inputs that reflect our assumptions about the assumptions that market participants would use in pricing the asset or liability. We develop these inputs based on the best information available, including our own data. Financial asset and liability valuation inputs include unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the liability; this includes pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

During the 12 months ending December 31, 2012, Level 3 inputs were used to determine impairment losses of $7.7 million on held for sale and sold hotels. This includes the recovery of previously recorded impairment for which sale price or fair value exceeded management's previous estimates in the amount of $0.5 million on assets held for sale and sold. The Company also recorded $2.4 million in net impairment loss on held for use hotels. This includes the impairment loss of $2.7 million on one held for use asset and the recovery of previously recorded impairment of $0.3 million on one hotel previously classified as held for sale.

During the 12 months ending December 31, 2011, Level 3 inputs were used to determine net impairment losses of $9.8 million on held for sale and sold hotels. These impairment losses include the recovery of previously recorded impairment for which fair value exceeded management's previous estimates in the amount of $0.7 million on assets held for sale and sold. The Company also recorded $4.5 million in impairment loss on two held for use hotels.

During the 12 months ending December 31, 2010, Level 3 inputs were used to determine net impairment losses of $6.1 million on held for sale and sold hotels. These impairment losses include the recovery of previously recorded impairment for which fair value exceeded management's previous estimates in the amount of $0.9 million on seven assets sold. This recovery was recorded in the period the sale occurred. The Company also recorded $2.1 million in impairment loss on one held for use hotel.

Non financial assets

Nonfinancial asset fair value measurements are discussed below in the note "Impairment Losses".

Financial instruments

As of December 31, 2012, the fair value of the derivative liabilities in connection with the February 2012 issuance was determined by the Monte Carlo simulation method. The Monte Carlo simulation method is a generally accepted statistical method used to generate a defined number of stock price paths in order to develop a reasonable estimate of the range of future expected stock prices of the Company and its peer group and minimizes standard error.

The following tables provide the fair value of the Company's financial liabilities carried at fair value and measured on a recurring basis:

	Fair Value at December 31, 2012	Level 1	Level 2	Level 3
Series C preferred embedded derivative	$7,205	$—	$—	$7,205
Warrant derivative	8,730	—	—	8,730

	$15,935	$—	$—	$15,935

	Fair Value at December 31, 2011	Level 1	Level 2	Level 3
Series C preferred embedded derivative	$—	$—	$—	$—
Warrant derivative	—	—	—	—

	$—	$—	$—	$—

There were no transfers between levels during the year to date ended December 31, 2012.

The following table presents a reconciliation of the beginning and ending balances of items measured at fair value on a recurring basis in the table above that used significant unobservable inputs (Level 3), and the realized and unrealized gains (losses) recorded in the Consolidated Statement of Operations in Other income (expense) during the period. There were no Level 3 assets or liabilities measured on a recurring basis during the twelve month period ended December 31, 2011.

	Fair Value at 12/31/2011	Net Unrealized Gains (Losses) Included in Other Income (loss)	Purchases, Sales, Issuances and Settlements, Net	Gross Transfers In	Gross Transfers Out	Fair Value at 12/31/2012	Changes in Realized Gains (Losses) Included in Income on Instruments Instruments Held at 12/31/2012	Changes in Unrealized Gains (Losses) Included in Income on Held at 12/31/2012
Series C preferred embedded derivative	$—	$(130)	$7,075	$—	$—	$7,205	$—	$(130)
Warrant derivative	—	(117)	8,613	—	—	8,730	—	(117)

	$—	$(247)	$15,688	$—	$—	$15,935	$—	$(247)

The Company estimates the fair value of its fixed rate debt and the credit spreads over variable market rates on its variable rate debt by discounting the future cash flows of each instrument at estimated market rates or credit spreads consistent with the maturity of the debt obligation with similar credit policies. Credit spreads take into consideration general market conditions and maturity. The inputs utilized in estimating the fair value of debt are classified in Level 2 of the hierarchy. The carrying value and estimated fair value of the Company's debt as of December 31, 2012 and December 31, 2011 are presented in the table below:

	Carrying Value		Estimated Fair Value
	12/31/2012	12/31/2011	12/31/2012	12/31/2011

Continuing operations	$93,360	$96,362	$97,631	$97,253
Discontinued operations	39,461	69,483	41,528	71,193

Total	$132,821	$165,845	$139,159	$168,446

Preferred and Common Limited Partnership Units in SLP

At December 31, 2012, 2011, and 2010 there were 97,008, 97,008 and 158,161, respectively of SLP common operating units outstanding. These units have been excluded from the diluted earnings per share calculation as there would be no effect on the amounts allocated to the limited partners holding common operating units (whose units are convertible on eight-to-one basis to common shares) since their share of income (loss) would be added back to income (loss). During 2011, 61,153 common operating units were converted into 7,644 shares of common stock. In addition, the 11,424 and 51,035 shares of SLP preferred operating units held by the limited partners as of December 31, 2011 and 2010, respectively, are antidilutive and are therefore excluded from the earnings per share calculation. No SLP preferred operating units were outstanding as of December 31, 2012.

Preferred Stock of SHI

At December 31, 2012, 2011 and 2010, there were 803,270 shares each year of Series A Preferred Stock. The shares of Series A Preferred Stock, after adjusting the numerator and denominator for the basic EPS computation, are antidilutive for the year ended December 31, 2012, 2011 and 2010, for the earnings per share computation. The exercise price of the preferred stock warrants exceeded the market price of the common stock, and therefore these shares were excluded from the computation of diluted earnings per share. The conversion rights of the Series A Preferred Stock were cancelled as of February 20, 2009. See additional information regarding preferred stock and warrants in Note 12.

At December 31, 2012, 2011 and 2010, there were 332,500 shares, each year, of Series B Cumulative Preferred Stock outstanding. The Series B Cumulative Preferred Stock is not convertible into common stock, therefore, there is no dilutive effect on earnings per share.

Stock-Based Compensation

The Company has a 2006 Stock Plan (the "Plan") which has been approved by the Company's shareholders. The Plan authorizes the grant of stock options, stock appreciation rights, restricted stock and stock bonuses for up to 62,500 shares of common stock. At the annual shareholders meeting on May 22, 2012, the shareholders of the Company approved an amendment which (a) removed the restrictions in the Plan that prohibit more than 20% of the awards being given to any one participant or to the independent directors as a group, or prohibiting more than 20% of the awards being made in restricted stock or bonus shares, and (b) increased the number of shares available under the Plan from 37,500 shares to 62,500 shares.

The potential common shares represented by outstanding stock options for the years ended December 31, 2012, 2011 and 2010 totaled 27,875, 26,938, and 31,893 respectively, of which 27,875, 26,938 and 31,893 shares, respectively are assumed to be repurchased with proceeds from the exercise of stock options with no shares being dilutive for the purposes of calculating earnings per share.

Share-Based Compensation Expense

The Plan is accounted for in accordance with FASB ASC Topic 718 – 10 Compensation – Stock Compensation – Overall, requiring the measurement and recognition of compensation expense for all share-based payment awards to employees and directors based on estimated fair values. The expense recognized in the consolidated financial statements for the years ended December 31, 2012, 2011, and 2010 for share-based compensation related to employees and directors was $44, $29 and $30, respectively.

Noncontrolling Interest

Noncontrolling interest in SLP represents the limited partners' proportionate share of the equity in the operating partnership. Supertel offered to each of the Preferred OP Unit holders the option to extend until October 24, 2012 their right to have units redeemed at $10 per unit. In October 2011, 39,611 units were redeemed at $10 each. The remaining 11,424 units were redeemed in October 2012. See additional information regarding SLP units in Note 11. There were no common operating units redeemed in 2010 or 2012. During 2011, 61,153 SLP common operating units of limited partnership interest were redeemed by unit holders for common shares of SHI.

Concentration of Credit Risk

The Company maintained a major portion of its deposits with Great Western Bank, a Nebraska Corporation at December 31, 2012, 2011 and 2010. The balance on deposit at Great Western Bank exceeded the federal deposit insurance limit; however, management believes that no significant credit risk exists with respect to the uninsured portion of this cash balance.

Earnings Per Share	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share

Earnings Per Share

Basic earnings per share ("EPS") is computed by dividing earnings available to common shareholders by the weighted average number of common shares outstanding. Diluted EPS is computed after adjusting the numerator and denominator of the basic EPS computation for the effects of any dilutive potential common shares outstanding during the period, if any. The computation of basic and diluted earnings per common share is presented below:

	Three months ended
(dollars in thousands, except share and per share data)	March 31,
	2013	2012
Basic and Diluted Earnings per Share Calculation:

Numerator:
Net loss attributable to common shareholders:
Continuing operations	$(4,021)	$(3,168)
Discontinued operations	(874)	(1,454)

Net loss attributable to common shareholders - total	$(4,895)	$(4,622)

Denominator:
Weighted average number of common shares - basic	2,887,616	2,883,804

Basic Earnings Per Common Share:
Net loss attributable to common shareholders per weighted average common share:
Continuing operations	$(1.39)	$(1.10)
Discontinued operations	(0.31)	(0.50)

Total Basic and Diluted	$(1.70)	$(1.60)

The net income (loss) attributable to noncontrolling interest is allocated between continuing and discontinued operations. Additionally, unvested stock awards, warrants, the Series C convertible preferred stock, and the preferred operating units have been omitted from the denominator for the purpose of computing diluted earnings per share for the three months ended March 31, 2013 and 2012, since the effects of including these awards in the denominator would be antidilutive due to the loss from continuing operations applicable to common shareholders. The following table summarizes the weighted average of common stock equivalence of potentially dilutive securities that have been excluded from the denominator for the purpose of computing diluted earnings per share:

	Q1 2013	Q1 2012
Preferred operating units	—	1,428
Outstanding stock options	27,875	26,937
Unvested stock awards outstanding	1,818	—
Warrants	3,787,426	2,336,876
Series C preferred stock	3,750,000	2,299,451

Total potentially dilutive securities excluded from the denominator	7,567,119	4,664,692

Note 2. Earnings Per Share

Basic earnings per share ("EPS") is computed by dividing earnings available to common shareholders by the weighted average number of common shares outstanding. Diluted EPS is computed after adjusting the numerator and denominator of the basic EPS computation for the effects of any dilutive potential common shares outstanding during the period, if any. The computation of basic and diluted earnings per common share is presented below (dollars in thousands, except share and per share amounts):

	For the year ended December 31,
	2012	2011	2010

Basic and Diluted Earnings per Share Calculation:

Numerator:
Net income (loss) attributable to common shareholders:
Continuing operations	$(13,387)	$(7,674)	$(6,373)
Discontinued operations	8	(11,245)	(5,686)

Net loss attributable to common shareholders - total	$(13,379)	$(18,919)	$(12,059)

Denominator:
Weighted average number of common shares - basic and diluted	2,885,041	2,872,218	2,819,548

Basic and Diluted Earnings Per Common Share:
Net income (loss) attributable to common shareholders per weighted average common share:
Continuing operations	$(4.64)	$(2.66)	$(2.25)
Discontinued operations	0.00	(3.93)	(2.03)

Total - Basic and Diluted	$(4.64)	$(6.59)	$(4.28)

The net income (loss) attributable to noncontrolling interest is allocated between continuing and discontinued operations. Additionally, unvested stock awards, warrants, the Series C convertible preferred stock, and the preferred operating units have been omitted from the denominator for the purpose of computing diluted earnings per share for the years ended 2012, 2011, and 2010, since the effects of including these awards in the denominator would be antidilutive due to the loss from continuing operations applicable to common shareholders.

The following table summarizes the weighted average of common stock equivalence of potentially dilutive securities that have been excluded from the denominator for the purpose of computing diluted earnings per share:

	2012	2011	2010
Preferred operating units	1,190	5,554	6,379
Outstanding stock options	27,875	26,938	31,893
Unvested stock awards outstanding	602	—	—
Warrants	3,426,770	37,425	37,426
Series C preferred stock	3,389,344	—	—

Total potentially dilutive securities excluded from the denominator	6,845,781	69,917	75,698

Acquisitions And Development	12 Months Ended
Dec. 31, 2012
Acquisitions And Development [Abstract]
Acquisitions And Development

Note 3. Acquisitions and Development

During the year ended December 31, 2012 we acquired the following wholly-owned property.

Dowell, Maryland Hilton Garden Inn
Acquisition date	May 25, 2012
Land	$1,400
Building and improvements	9,735
Furniture and equipment	365

Investment in hotel	$11,500

Purchase price	$11,500

Acquisition costs, included in Acquisition, termination expense	$162

The fair values for the assets acquired are reflected in the table above. Included in the consolidated statement of operations for the twelve months ended December 31, 2012 are total revenues of $2.2 million and total net income of $0.6 million.

There were no acquisitions and no properties under construction or redevelopment during 2011 or 2010.

Investments In Hotel Properties	12 Months Ended
Dec. 31, 2012
Investments In Hotel Properties [Abstract]
Investments In Hotel Properties
Note 4.	Investments in Hotel Properties

Investments in hotel properties consisted of the following at December 31:

	2012			2011
	Held For Sale	Held For Use	TOTAL	Held For Sale	Held For Use	TOTAL
Land	$9,893	$24,638	$34,531	$14,468	$23,523	$37,991
Acquired below market lease intangibles	943	—	943	952	—	952
Buildings, improvements, vehicle	42,717	153,811	196,528	68,343	146,480	214,823
Furniture and equipment	12,383	34,310	46,693	20,609	32,359	52,968
Construction-in-progress	27	768	795	155	264	419

	65,963	213,527	279,490	104,527	202,626	307,153

Less accumulated depreciation	18,372	70,027	88,399	32,324	65,594	97,918

	$47,591	$143,500	$191,091	$72,203	$137,032	$209,235

Net Gains (Losses) on Sales of Properties and Discontinued Operations	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Net Gains (Losses) on Sales of Properties and Discontinued Operations [Abstract]
Net Gains (Losses) on Sales of Properties and Discontinued Operations

Discontinued Operations - Hotel Properties Held for Sale and Sold

At December 31, 2012, the Company had 22 hotels classified as held for sale. Subsequent to year end, the Company classified an additional seven hotels as held for sale, and during the three months ended March 31, 2013, two hotels were sold, with no gain or loss. The two hotels sold were a Days Inn in Fredericksburg, Virginia (North) and a Guesthouse Inn in Ellenton, Florida. This brings the total number of hotels classified as held for sale to 27 as of March 31, 2013. The impact of these changes was to increase losses from continuing operations for the three months ending March 31, 2013 and 2012 by $129,000 and $79,000, respectively.

In accordance with FASB ASC 205-20 Presentation of Financial Statements – Discontinued Operations, gains, losses and impairment losses on hotel properties sold or classified as held for sale are presented in discontinued operations. The operating results of the hotels held for sale and sold are included in discontinued operations and are summarized below. The operating results for the three months ended March 31, 2013 include 27 hotels held for sale and two hotels that were sold in the first quarter of 2013. The operating results for the three months ended March 31, 2012 include 27 hotels held for sale, two hotels that were sold in the first quarter of 2013 and fifteen hotels that were sold in 2012 (in thousands):

	Three Months Ended
	March 31,
	2013	2012
Revenues	$5,405	$8,151
Hotel and property operations expenses	(4,669)	(7,046)
Interest expense	(720)	(1,150)
Loss on debt extinguishment	(192)	—
Depreciation expense	(168)	(504)
Net gain (loss) on disposition of assets	(24)	493
Impairment loss	(507)	(1,700)
Income tax benefit	—	299

	$(875)	$(1,457)

Note 5.	Net Gains (Losses) on Sales of Properties and Discontinued Operations

In accordance with FASB ASC 205-20 Presentation of Financial Statements – Discontinued Operations, gains, losses and impairment losses on hotel properties sold or classified as held for sale are presented in discontinued operations. Gains, losses and impairment losses for both continuing and discontinued operations are summarized as follows:

	2012	2011	2010

Continuing Operations
Gain on sale of office building	$—	$1,129	$—
Impairment losses	(2,470)	(4,523)	(2,147)
Gain (loss) on sale of assets	3	11	(30)

	(2,467)	(3,383)	(2,177)

Discontinued Operations
Gain on sales of properties	7,872	376	1,414
Impairment losses	(7,702)	(9,785)	(6,051)
Loss on sale of assets	(42)	(64)	(108)

	128	(9,473)	(4,745)

Total	$(2,339)	$(12,856)	$(6,922)

As of December 31, 2012, the Company has 29 properties classified as held for sale. In 2012, 2011 and 2010, the Company sold 15 hotels, six hotels and nine hotels, respectively, resulting in gains of $7,872, $376 and $1,414, respectively. In 2012, 2011, and 2010, the Company recognized net gains (losses) and impairment on the disposition of assets of approximately $131, $(9,462) and $(4,775).

The Company allocates interest expense to discontinued operations for debt that is to be assumed or that is required to be repaid as a result of the disposal transaction. The Company allocated $4,015, $6,134, and $5,719 to discontinued operations for the years ended December 31, 2012, 2011, and 2010, respectively.

The operating results of hotel properties included in discontinued operations are summarized as follows:

	2012	2011	2010
Revenues	$32,190	$38,250	$43,506
Hotel and property operations expenses	(27,356)	(32,606)	(36,523)
Interest expense	(4,015)	(6,134)	(5,719)
Depreciation and amortization expense	(1,767)	(2,994)	(3,855)
General and administrative expense	—	(50)	(71)
Net gain on dispositions of assets	7,830	312	1,306
Impairment loss	(7,702)	(9,785)	(6,051)
Income tax benefit	828	1,714	1,687

	$8	$(11,293)	$(5,720)

Adjustments to Previously Filed Financial Statements

As of December 31, 2012, the Company had 22 hotels classified as held for sale. Subsequent to year end, the Company classified an additional seven hotels as held for sale, bringing the total hotels held for sale to 29. The Company has reflected the results of operations as discontinued operations, and investment in hotels and debt as held for sale for the 29 hotels for all periods presented. The impact of these changes was to increase (decrease) losses from continuing operations by $(1,031), $(2,051) and $28 for the years ended 2012, 2011 and 2010, respectively, compared to the previously filed financial statements.

Impairment Losses	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Impairment Losses [Abstract]
Impairment Losses

Impairment Losses

Held for use

In accordance with FASB ASC 360-10-35 Property Plant and Equipment – Overall – Subsequent Measurement, the Company analyzes its assets for impairment when events or circumstances occur that indicate the carrying amount may not be recoverable. As part of this process, the Company utilizes a two-step analysis to determine whether a trigger event (within the meaning of ASC 360-10-35) has occurred with respect to cash flow of, or a significant adverse change in business climate for, its hotel properties. Quarterly and annually the Company reviews all of its held for use hotels to determine any property whose cash flow or operating performance significantly underperformed from budget or prior year, which the Company has set as a shortfall against budget or prior year as 15% or greater.

Each quarter we apply a second analysis on those properties identified in the 15% change analysis or which have had a trigger event. The analysis estimates the expected future cash flows to identify any property whose carrying amount potentially exceeded the recoverable value. In performing this analysis, the Company makes the following assumptions:

•	Holding periods range from three to five years for non-core assets, and ten years for those assets considered as core.

•

Cash flow from trailing twelve months for the individual properties multiplied by the holding period as noted above. The Company does not assume growth rates on cash flows as part of its step one analysis.

•	A revenue multiplier for the terminal value based on an average of historical sales from leading industry broker of like properties was applied according to the assigned holding period.

During the three months ended March 31, 2013, no trigger events as described in ASC 360-10-35 occurred for any of our held for use hotels.

During the three months ended March 31, 2012, no trigger events as described in ASC 360-10-35 occurred for any of our held for use hotels. We recorded recovery of impairment on one hotel reclassified as held for use from held for sale in the amount of $0.3 million.

Held for sale

During the three months ending March 31, 2013, Level 3 inputs were used to determine non-cash impairment losses of $0.5 million on eleven held for sale hotels. The Company also recorded negligible recovery of impairment on one hotel at the time of sale, as well as negligible impairment on one hotel at the time of sale.

During the three months ending March 31, 2012, Level 3 inputs were used to determine non-cash impairment loss of $1.1 million on six held for sale hotels, a loss of $0.7 million on four hotels subsequently sold, and recovery of $0.1 million of previously recorded impairment loss on one held for sale hotel due to changes in market conditions.

The fair value of an asset held for sale is based on the estimated selling price less estimated selling costs. We engage independent real estate brokers to assist us in determining the estimated selling price using a market approach. The estimated selling costs are based on our experience with similar asset sales. We record impairment charges and write down the carrying value of an asset if the carrying value exceeds the estimated selling price less costs to sell.

Note 6.	Impairment Losses

Held for Use

In accordance with FASB ASC 360-10-35 Property Plant and Equipment – Overall – Subsequent Measurement, the Company analyzes its assets for impairment loss when events or circumstances occur that indicate the carrying amount may not be recoverable. As part of this process, the Company utilizes a two-step analysis to determine whether a trigger event (within the meaning of ASC 360-10-35) has occurred with respect to cash flow of, or a significant adverse change in business climate for, its hotel properties. Quarterly and annually the Company reviews all of its held for use hotels to determine any property whose cash flow or operating performance significantly underperformed from budget or prior year, which the Company has set as a shortfall against budget or prior year as 15% or greater.

At year end the Company applies a second analysis on the entire held for use portfolio. The analysis estimates the expected future cash flows to identify any property whose carrying amount potentially exceeded the recoverable value. (Note that at the end of each quarter, this analysis is performed only on those properties identified in the 15% change analysis). In performing this year end analysis, the Company makes the following assumptions:

•	Holding periods range from three to five years for non-core assets, and ten years for those assets considered as core.

•

Cash flow from trailing twelve months for the individual properties multiplied by the holding period as noted above. The Company does not assume growth rates on cash flows as part of its step one analysis.

•	A revenue multiplier for the terminal value based on an average of historical sales from leading industry brokers of like properties was applied according to the assigned holding period.

During the three months ended December 31, 2012, no trigger events as described in ASC 360-10-35 occurred for any of our held for use hotels. However, a trigger event, as described in ASC 360-10-35, occurred in the second quarter of 2012 for one hotel property held for use in which the carrying value of the hotel exceeded the sum of the undiscounted cash flows expected over its remaining anticipated holding period and from its disposition. The property was then tested to determine if its carrying amount was recoverable. When testing the recoverability for a property, in accordance with FASB ASC 360-10-35 35-29 Property Plant and Equipment – Overall – Subsequent Measurement, Estimates of Future Cash Flows Used to Test a Long-Lived Asset for Recoverability, the Company uses estimates of future cash flows associated with the individual property over its expected holding period and eventual disposition. In estimating these future cash flows, the Company incorporates its own assumptions about its use of the hotel property and expected hotel performance. Assumptions used for the individual hotel were determined by management, based on discussions with our asset management group and our third party management companies. The property was then subjected to a probability-weighted cash flow analysis as described in FASB ASC 360-10-55 Property Plant and Equipment – Overall – Implementation. In this analysis, the Company completed a detailed review of the hotel's market conditions and future prospects, which incorporated specific detailed cash flow and revenue multiplier assumptions over the remaining expected holding periods, including the probability that the property will be sold. Based on the results of this analysis, it was determined that the Company's investment in the subject property was not fully recoverable; accordingly, impairment of $2.7 million was recognized.

To determine the amount of impairment on the hotel property identified above, in accordance with FASB ASC 360-10-55, the Company calculated the excess of the carrying value of the property in comparison to its fair market value as of June 30, 2012. Based on this calculation, the Company determined total impairment of $2.7 million existed as of June 30, 2012 on one hotel property. Fair market value was determined with the assistance of independent real estate brokers and revenue multiples based on the Company's experience with hotel sales in the current year as well as available industry information, considered Level 3 inputs. As the fair market value of the property impaired for the quarter ending June 30, 2012 was determined in part by management estimates, a reasonable possibility exists that future changes to inputs and assumptions could affect the accuracy of management's estimates and such future changes could lead to recovery of impairment or further possible impairment in the future. No held for use properties had impairment charges during the first quarter ended March 31, 2012. There was $0.3 million of impairment recovery on one property subsequently reclassified as held for use.

During 2011, the analysis above was used to determine that a trigger event occurred for two of our held for use properties, respectively. In each case the carrying value of the hotel exceeded the sum of the undiscounted cash flows expected over its remaining anticipated holding period and from its disposition. Each property was then tested to determine if the carrying amount was recoverable using property specific assumptions. Based on the results of this analysis, it was determined that the Company's investment in the subject properties was not fully recoverable; accordingly, impairment of $4.5 million was recognized.

During 2010, a trigger event occurred for one hotel property held for use in which the carrying value of the hotel exceeded the sum of the undiscounted cash flows expected over its remaining anticipated holding period and from its disposition. The property was then tested to determine if its carrying amounts was recoverable. Based on the results of this analysis, it was determined that the Company's investment in the subject property was not fully recoverable; accordingly, impairment of $2.1 million was recognized.

Held for Sale

During 2012, Level 3 inputs were used to determine impairment losses of $8.2 million on sixteen held for sale properties and six properties sold during 2012. Recovery of previously recorded impairment for which fair value exceeded management's previous estimates in the amount of $0.2 million was taken on two held for sale properties, and recovery of $0.3 million was taken on six properties at the time of sale.

During 2011, Level 3 inputs were used to determine impairment losses of $10.5 million on eleven held for sale properties and ten properties sold during 2011 and 2012. Recovery of previously recorded impairment for which fair value exceeded management's previous estimates in the amount of $0.3 million was taken on two held for sale properties, and recovery of $0.4 million was taken on eight properties at the time of sale.

During 2010, Level 3 inputs were used to determine impairment losses of $7.0 million on eight held for sale properties and ten properties sold during 2010, 2011 and 2012. Recovery of previously recorded impairment for which fair value exceeded management's previous estimates in the amount of $0.3 million was taken on one held for sale hotel, and recovery of $0.6 million was taken on seven properties at the time of sale.

In accordance with ASC 360-10-35 Property Plant and Equipment-Overall-Subsequent Measurement, the Company determines the fair value of an asset held for sale based on the estimated selling price less estimated selling costs. We engage independent real estate brokers to assist us in determining the estimated selling price using a market approach. The estimated selling costs are based on our experience with similar asset sales.

Long-Term Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Long-Term Debt [Abstract]
Long-Term Debt

Debt Financing

A summary of the Company's long term debt as of March 31, 2013 is as follows (dollars in thousands):

		Interest
	Balance	Rate	Maturity
Fixed Rate Debt

Lender
Great Western Bank	6,957	4.95%	6/2014
GE Franchise Finance Commercial LLC	18,916	7.17%	12/2014
GE Franchise Finance Commercial LLC	4,410	7.69%	12/2014
Citigroup Global Markets Realty Corp	12,570	5.97%	11/2015
Great Western Bank	13,959	5.00%	6/2015
Elkhorn Valley Bank	2,886	5.50%	6/2016
First State Bank	1,625	5.50%	9/2016
GE Franchise Finance Commercial LLC	12,150	7.17%	2/2017
Cantor	6,116	4.25%	11/2017
Morgan Stanley	30,380	5.83%	12/2017
Wachovia Bank	7,699	7.38%	3/2020

Total Fixed Rate Debt	$117,668

Variable Rate Debt

Lender
GE Franchise Finance Commercial LLC	11,487	3.79%	2/2018
GE Franchise Finance Commercial LLC	2,208	4.35%	2/2018

Total Variable Rate Debt	$13,695

Subtotal debt	131,363

Less: debt associated with hotel properties held for sale	34,670

Total Long-Term Debt	$96,693

On January 10, 2013, the Company obtained a $2.4 million loan from First State Bank in Fremont, Nebraska. The loan was secured by four hotels, one of which was subsequently sold, bears interest at 5.5%, and matures on September 1, 2016. Proceeds of the loan were used for general corporate purposes.

On February 13, 2013, the Company sold a Guesthouse Inn in Ellenton, Florida (63 rooms) for $1.26 million, and a Days Inn in Fredericksburg, Virginia (North) (120 rooms) for $2.05 million. Proceeds from the sales of the two properties were used to pay off the associated debt, while the remaining proceeds were used for general corporate purposes.

On February 21, 2013, the rate on the $2.9 million balance owed to Elkhorn Valley Bank was lowered from 6.25% to 5.50%.

On March 26, 2013, the Company amended its credit facilities with Great Western Bank to (a) extend the maturity date of the revolving credit facility from June 30, 2013 to June 30, 2014 and decrease the interest rate from 5.95% to 4.95% and (b) extend the maturity date of the term loans from June 30, 2013 to June 30, 2015 and decrease the interest rate from 6.00% to 5.00%.

On March 28, 2013, the Company paid $5.3 million on a loan with GE Franchise Finance Commercial LLC, using funds from the revolving credit facility with Great Western Bank, in exchange for the release of three Masters Inn properties. One of these properties, a Masters Inn in Tuscaloosa, Alabama, was subsequently sold on May 1, 2013 for $1.8 million.

At March 31, 2013, the Company had long-term debt of $96.7 million associated with assets held for use, consisting of notes and mortgages payable, with a weighted average term to maturity of 4.0 years and a weighted average interest rate of 5.6%. The weighted average fixed rate was 5.9%, and the weighted average variable rate was 3.9%. Debt held on properties in continuing operations is classified as held for use. Debt is classified as held for sale if the properties collateralizing it are included in discontinued operations. Debt associated with assets held for sale is classified as a short-term liability due within the next year irrespective of whether the notes and mortgages evidencing such debt mature within the next year. Aggregate annual principal payments on debt associated with assets held for use for the remainder of 2013 and thereafter, and debt associated with assets held for sale, are as follows (in thousands):

	Held For Sale	Held For Use	TOTAL
Remainder of 2013	$34,670	$2,574	$37,244
2014	—	10,590	10,590
2015	—	23,535	23,535
2016	—	3,964	3,964
2017	—	43,873	43,873
Thereafter	—	12,157	12,157

	$34,670	$96,693	$131,363

At March 31, 2013, the Company had $2.6 million of principal due in 2013. This amount consists entirely of principal amortization on mortgage loans.

We are required to comply with certain financial covenants for some of our lenders. As of March 31, 2013, we were in compliance with our financial covenants. As a result, we are not in default of any of our loans.

Our credit facilities with Great Western Bank require us to maintain a loan-specific debt service coverage ratio of 1.20:1 or more. In the event the ratio is below the requirement on any measurement date, the loan agreement provides for an automatic decrease in the availability of the revolving credit facility in an amount sufficient to meet the required ratio. On March 31, 2013 the loan-specific debt service coverage ratio was 1.18:1; accordingly, the availability of our revolving credit facility was decreased from $12.5 million to $12.1 million to maintain compliance with the loan-specific debt service coverage ratio requirement of 1.20:1. The availability of our revolving credit facility is adjusted quarterly, subject to maximum availability of $12.5 million.

Note 7.	Long-Term Debt

Long-term debt consisted of the following loans payable at December 31:	2012	2011

Revolving credit facility from Great Western Bank, previously evidenced by a promissory note dated December 3, 2008. The revolving line of credit had a limit of $20 million with interest payable monthly. On December 9, 2011, the facility was refinanced into a $12.5 million revolving credit facility and a $7.5 million mortgage loan (see below). The facility bears interest at 5.95% per annum. On February 21, 2012, the maturity was extended to June 30, 2013.	$2,451	$10,443

Mortgage loan payable to Great Western Bank evidenced by a promissory note dated December 9, 2011, in the amount of $7.5 million. The note bears interest at 6% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on the maturity date. On February 21, 2012, the maturity was extended to June 30, 2013.	$7,296	$7,500

	2012	2011

Mortgage loan payable to Great Western Bank evidenced by a promissory note dated May 5, 2009, in the amount of $10 million. The note bears interest at 6% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on the maturity date. On February 21, 2012, the maturity was extended to June 30, 2013.	$6,786	$9,244

Mortgage loan payable to Citigroup Global Markets Realty Corp. evidenced by a promissory note dated November 7, 2005, in the amount of $14.8 million. The note bears interest at 5.97% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on November 11, 2015.	$12,667	$13,030

Mortgage loan payable to GE Franchise Finance Commercial LLC ("GE") evidenced by a promissory note dated December 31, 2007, in the amount of $7.9 million. The note bears interest at three-month LIBOR plus 2.00% (reset monthly). Monthly installments of principal and interest are due until February 1, 2018 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 3.81%.	$4,572	$4,806

Mortgage loan payable to GE evidenced by a promissory note dated August 18, 2006, in the amount of $17.9 million. On May 1, 2008, the Company converted the loan to a fixed rate equal to the seven-year weekly U.S. dollar interest rate swap plus 1.98%. Monthly installments of principal and interest are due until September 1, 2016 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 7.17%.	$15,943	$16,343

Mortgage loan payable to GE evidenced by a promissory note dated January 5, 2007, in the amount of $15.6 million. On May 1, 2008, the Company converted the loan to a fixed rate equal to the seven-year weekly U.S. dollar interest rate swap plus 1.98%. Monthly installments of principal and interest are due until February 1, 2017 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 7.17%.	$12,261	$12,674

	2012	2011

Mortgage loan payable to GE evidenced by a promissory note dated February 6, 2007, in the amount of $3.4 million. On May 1, 2008, the Company converted the loan to a fixed rate equal to the seven-year weekly U.S. dollar interest rate swap plus 1.98%. Monthly installments of principal and interest are due until March 1, 2017 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 7.17%.	$3,102	$3,173

Mortgage loan payable to GE evidenced by a promissory note dated May 16, 2007, in the amount of $27.8 million. On May 1, 2008, the Company converted the loan to a fixed rate equal to the seven-year weekly U.S. dollar interest rate swap plus 1.98%. Monthly installments of principal and interest are due until June 1, 2017, when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 7.69%.	$9,725	$13,562

Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998, in the amount of $2.5 million, assumed by the Company on April 4, 2007 with a remaining principal balance of $2.0 million. The note bears interest at 7.375% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on March 1, 2020.	$1,357	$1,481

Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998, in the amount of $2.8 million, assumed by the Company on April 4, 2007 with a remaining principal balance of $2.2 million. The note bears interest at 7.375% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on March 1, 2020.	$1,493	$1,629

Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998, in the amount of $4.2 million, assumed by the Company on April 4, 2007 with a remaining principal balance of $3.3 million. The note bears interest at 7.375% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on March 1, 2020.	$2,270	$2,478

Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998, in the amount of $5.1 million, assumed by the Company on April 4, 2007 with a remaining principal balance of $4.0 million. The note bears interest at 7.375% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on March 1, 2020.	$2,771	$3,024

	2012	2011

Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008, in the amount of $3.4 million. The note bears interest at the 90-day London Interbank Offered Rate plus a margin of 2% (reset monthly). Monthly installments of principal and interest are due until February 1, 2018 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 3.81%.	$3,087	$3,228

Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 in the amount of $4.4 million. The note bears interest at the 90-day London Interbank Offered Rate plus a margin of 2% (reset monthly). Monthly installments of principal and interest are due until February 1, 2018 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 3.81%.	$3,977	$4,159

Mortgage loan payable to GE evidenced by a promissory note dated January 31, 2008 in the amount of $2.5 million, dated January 31, 2008. The note bears interest at the 90-day London Interbank Offered Rate plus a margin of 2.56% (reset monthly). Monthly installments of principal and interest are due until February 1, 2018 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 4.37%.	$2,235	$2,363

Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated June 7, 2011, in the amount of $3.1 million . The note bears interest at 6.25%. Monthly principal and interest payments are due through maturity, with the balance of the loan payable on June 15, 2016.	$2,923	$3,059

Mortgage loan payable to Morgan Stanley Mortgage Capital Holdings, LLC evidenced by a promissory note dated November 2, 2012, in the amount of $30.6 million. The note bears interest at 5.83%. Monthly principal and interest payments are due through maturity, with the balance of the loan payable on December 1, 2017.	$30,622	$—

Mortgage loan payable to Elkhorn Valley Bank and Trust evidenced by a promissory note dated October 10, 2012, in the amount of $1.2 million. The note bears interest at 5.5%. Monthly interest payments are due through maturity, with the balance of the loan payable on October 15, 2014.	$1,142	$—

Mortgage loan payable to Cantor Commercial Real Estate Lending evidenced by a promissory note dated October 12, 2012, in the amount of $6.2 million. The note bears interest at 4.25%. Monthly principal and interest payments are due through maturity, with the balance of the loan payable on November 6, 2017.	$6,141	$—

	2012	2011

Mortgage loan payable to Greenwich Capital Financial Products, Inc. ("Greenwich") evidenced by a promissory note dated November 26, 2002, in the amount of $40 million. The note bears interest at 7.50% per annum. Monthly principal and interest payments are payable through maturity on December 1, 2012, at which point the remaining principal and accrued interest are due. This note was paid off in November 2012 with proceeds from the loan with Morgan Stanley (see above).	$—	$29,406

Mortgage loan payable to Great Western Bank evidenced by a promissory note dated December 3, 2008, in the amount of $14 million. The note bears interest at 6% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on the maturity date. On February 21, 2012, the maturity was extended to June 30, 2013. This note was paid in full on December 27, 2012.	$—	$9,830

Credit facility from Wells Fargo Bank for up to $12 million previously evidenced by a promissory note dated September 28, 2007. The note was modified on March 16, 2009 to reduce the amount available for borrowing to $9.5 million and eliminate the revolving feature. The note was sold to Fredericksburg North Investors, LLC on November 21, 2011. The note was paid in full on February 16, 2012.	$—	$2,120

Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008, in the amount of $6.8 million. The note bears interest at the 90-day London Interbank Offered Rate plus a margin of 2% (reset monthly). Monthly installments of principal and interest are due until February 1, 2018 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. This note was paid off on December 31, 2012.	$—	$6,460

Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008, in the amount of $1.1 million. The note bears interest at the 90-day London Interbank Offered Rate plus a margin of 2% (reset monthly). Monthly installments of principal and interest are due until February 1, 2018 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. This note was paid off in December 2012.	$—	$1,050

Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated September 20, 2011, in the amount of $0.96 million. The note bears interest at 5.75%. Monthly principal and interest payments are due through maturity, with the balance of the loan payable on September 15, 2013. The note was paid in July 2012.	$—	$943

	2012	2011

Mortgage loan payable to First National Bank of Omaha evidenced by a promissory note dated January 26, 2010, in the amount of $0.8 million. The note bears interest at the one month London Interbank Offered Rate plus 4.0 percentage points with a 5.0% floor. The rate as of December 31, 2011 was 5.0%. Monthly interest payments are due through maturity, with the balance of the loan due on the maturity date. On March 1, 2012, the maturity of the note was extended to May 1, 2012. The note was paid in full in April of 2012.	$—	$840

Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated November 9, 2011, in the amount of $5.0 million. The note bears interest at 5.75%. Monthly interest payments are due through maturity, with the balance of the loan payable on June 1, 2012. The loan was paid in full on February 3, 2012.	$—	$3,000

Total Debt	$132,821	$165,845

The long-term debt is secured by 82 and 100 of the Company's hotel properties, as of December 31, 2012 and 2011, respectively. The Company's debt agreements contain requirements as to the maintenance of minimum levels of debt service and fixed charge coverage and required loan-to-value and leverage ratios, and place certain restrictions on dividends.

Financial Covenants

The key financial covenants for certain of our loan agreements and compliance calculations as of December 31, 2012 are discussed below (each such covenant is calculated pursuant to the applicable loan agreement). As of December 31, 2012, we were in compliance with the financial covenants. As a result, we are not in default of any of our loans. The interest expense amounts in the following calculations were adjusted to reflect the current allocation of interest between continuing and discontinued operations. This change does not impact the compliance.

(dollars in thousands)	December 31, 2012	December 31, 2012
Great Western Bank Covenants	Requirement	Calculation
Consolidated debt service coverage ratio calculated as follows: *	³1.05:1
Adjusted NOI (A) / Debt service (B)
Net loss per financial statements		(10,220)
Net adjustments per loan agreement		29,646

Adjusted NOI per loan agreement (A)		$19,426

Interest expense per financial statements - continuing operations		6,045
Interest expense per financial statements - discontinued operations		4,015

Total interest expense per financial statements		$10,060

Net adjustments per loan agreement		4,045

Debt service per loan agreement (B)		$14,105

Consolidated debt service coverage ratio		1.38:1

*	Calculations based on prior four quarters

(dollars in thousands)	December 31, 2012	December 31, 2012
Great Western Bank Covenants	Requirement	Calculation
Loan-specific debt service coverage ratio calculated as follows: *	³ 1.20:1
Adjusted NOI (A) / Debt service (B)
Net loss per financial statements		(10,220)
Net adjustments per loan agreement		13,039

Adjusted NOI per loan agreement (A)		$2,819

Interest expense per financial statements - continuing operations		6,045
Interest expense per financial statements - discontinued operations		4,015

Total interest expense per financial statements		$10,060

Net adjustments per loan agreement		(7,778)

Debt service per loan agreement (B)		$2,282

Loan-specific debt service coverage ratio		1.24:1

*	Calculations based on prior four quarters

	December 31,	December 31,
(dollars in thousands)	2012	2012
Great Western Bank Covenants	Requirement	Calculation
Consolidated loan to value ratio calculated as follows:	£ 70.0%
Loan balance (A) / Value (B)
Loan balance (A)		$132,821
Value (B)		$262,891

Consolidated loan to value ratio		50.5%

(dollars in thousands)	December 31, 2012	December 31, 2012
Great Western Bank Covenants	Requirement	Calculation
Loan-specific loan to value ratio calculated as follows: *	£ 70.0%
Loan balance (A) / Value (B)
Loan balance (A)		$16,533
Value (B)		$40,091

Loan-specific loan to value ratio		41.2%

(dollars in thousands)	December 31, 2012	December 31, 2012
Great Western Bank Covenants	Requirement	Calculation
Consolidated leverage ratio calculated as follows:	£ 4.25
Total liabilities (A) / Tangible net worth (B)
Total liabilities per financial statements and loan agreement (A)		$157,534

Total assets per financial statements		201,847
Total liabilities per financial statements		157,534

Tangible net worth per loan agreement (B)		$44,313

Consolidated Leverage Ratio:		3.56

The Great Western Bank credit facilities also require that we not pay dividends in excess of 75% of our funds from operations per year. The credit facilities with Great Western Bank currently consist of a $12.5 million revolving credit facility and term loans in the original principal amount of $10 million and $7.5 million. The credit facilities provide for $12.5 million of availability under the revolving credit facility, subject to the limitation that the loans available to us through the revolving credit facility and term loans may not exceed the lesser of (a) an amount equal to 70% of the total appraised value of the hotels securing the credit facilities and (b) an amount that would result in a loan-specific debt service coverage ratio of less than 1.20 to 1. At December 31, 2012, the credit facilities remained fully available to the Company, and the outstanding balance under the revolving credit facility was $2.5 million.

	December 31,	December 31,
(dollars in thousands)	2012	2012
GE Covenants	Requirement	Calculation
Loan-specific fixed charge coverage ratio calculated as follows: *	³ 1.00:1
Adjusted EBITDA (A) / Fixed charges (B)
Net loss per financial statements		(10,220)
Net adjustments per loan agreement		17,142

Adjusted EBITDA per loan agreement (A)		$6,922

Interest expense per financial statements - continuing operations		6,045
Interest expense per financial statements - discontinued operations		4,015

Total interest expense per financial statements		$10,060

Net adjustments per loan agreement		(4,313)
Fixed charges per loan agreement (B)		$5,747

Loan-specific fixed charge coverage ratio		1.20:1

*	Calculations based on prior four quarters

	December 31,	December 31,
(dollars in thousands)	2012	2012
GE Covenants	Requirement	Calculation
Loan-specific loan to value ratio calculated as follows:	£ 80%
Loan balance (A) / Value (B)
Loan balance (A)		$54,902

Value (B)		$72,130

Loan-specific loan to value ratio		76.1%

	December 31,	December 31,
(dollars in thousands)	2012	2012
GE Covenants	Requirement	Calculation

Before dividend consolidated fixed charge coverage ratio calculated as follows: *	³ 1.10:1
Adjusted EBITDA (A) / Fixed charges (B)
Net loss per financial statements		(10,220)
Net adjustments per loan agreement		25,186

Adjusted EBITDA per loan agreement (A)		$14,966

Interest expense per financial statements - continuing operations		6,045
Interest expense per financial statements - discontinued operations		4,015

Total interest expense per financial statements		$10,060

Net adjustments per loan agreement		2,995
Fixed charges per loan agreement (B)		$13,055

Before dividend consolidated fixed charge coverage ratio		1.15:1

*	Calculations based on prior four quarters

	December 31,	December 31,
(dollars in thousands)	2012	2012
GE Covenants	Requirement	Calculation

After dividend consolidated fixed charge coverage ratio calculated as follows: *	³ 0.90:1
Adjusted EBITDA (A) / Fixed charges (B)
Net loss per financial statements		(10,220)
Net adjustments per loan agreement		25,186

Adjusted EBITDA per loan agreement (A)		$14,966

Interest expense per financial statements - continuing operations		6,045
Interest expense per financial statements - discontinued operations		4,015

Total interest expense per financial statements		$10,060

Net adjustments per loan agreement		6,164
Fixed charges per loan agreement (B)		$16,224

After dividend consolidated fixed charge coverage ratio		0.92:1

*	Calculations based on prior four quarters

The financial covenants under our loan facilities with GE Franchise Finance Commercial LLC ("GE") require that, through the term of the loans, we maintain: (a) a minimum before dividend fixed charge coverage ratio (FCCR) with respect to our GE encumbered properties (based on a rolling 12-month period) of 1.00:1 as of December 31, 2012, which requirement increases quarterly thereafter to 1.30:1 as of December 31, 2015; (b) a maximum loan to value ratio with respect to our GE-encumbered properties of 80% as of December 31, 2012, which requirement decreases quarterly thereafter to 60% as of December 31, 2015; (c) a minimum before dividend consolidated FCCR (based on a rolling 12-month period) of 1.10:1 as of December 31, 2012, which requirement increases quarterly thereafter to 1.30:1 as of December 31, 2014; and (d) a minimum after dividend consolidated FCCR (based on a rolling 12-month period) of 0.90:1 as of December 31, 2012, which requirement increases quarterly thereafter to 1.00:1 as of December 31, 2013.

If we fail to pay our indebtedness when due, fail to comply with covenants or otherwise default on our loans, unless waived, we could incur higher interest rates during the period of such loan defaults, be required to immediately pay our indebtedness and ultimately lose our hotels through lender foreclosure if we are unable to obtain alternative sources of financing with acceptable terms. Our Great Western Bank and GE facilities contain cross-default provisions which would allow Great Western Bank and GE to declare a default and accelerate our indebtedness to them if we default on our other loans, and such default would permit that lender to accelerate our indebtedness under any such loan. We are not in default of any of our loans.

At December 31, 2012, we had long-term debt of $93.4 million associated with assets held for use, consisting of notes and mortgages payable, with a weighted average term to maturity of 4.1 years and a weighted average interest rate of 5.7%. The weighted average fixed rate was 6.1%, and the weighted average variable rate was 4.2%. Debt held on properties in continuing operations is classified as held for use. Debt is classified as held for sale if the properties collateralizing it are included in discontinued operations. Debt associated with assets held for sale is classified as a short-term liability due within the next year irrespective of whether the notes and mortgages evidencing such debt mature within the next year. Aggregate annual principal payments on debt associated with assets held for use for the next five years and thereafter, and debt associated with assets held for sale, are as follows:

	2012
	Held For Sale	Held For Use	TOTAL
2013	$39,461	$15,915	$55,376
2014	—	3,352	3,352
2015	—	14,989	14,989
2016	—	3,303	3,303
2017	—	43,517	43,517
Thereafter	—	12,284	12,284

	$39,461	$93,360	$132,821

At December 31, 2012, we had $55.4 million of principal due in 2013. Of this amount, $19.7 million of the principal due is associated with either assets held for use or assets held for sale, and matures in 2013 pursuant to the notes and mortgages evidencing such debt. The remaining $35.7 million is associated with assets held for sale and is not contractually due in 2013 unless the related assets are sold. The maturities comprising the $19.7 million consist of:

•	a $7.3 million balance on a term loan with Great Western Bank;

•	a $6.8 million balance on a term loan with Great Western Bank;

•	a $2.4 million balance on a revolving line of credit with Great Western Bank; and

•	approximately $3.2 million of principal amortization on mortgage loans.

We believe the debt with Great Western Bank will be refinanced with Great Western Bank on acceptable terms.

The carrying value and estimated fair value of the Company's debt, as of December 31, 2012, are presented in the table below:

	Carrying Value		Estimated Fair Value
	12/31/2012	12/31/2011	12/31/2012	12/31/2011

Continuing operations	$93,360	$96,362	$97,631	$97,253
Discontinued operations	39,461	69,483	41,528	71,193

Total	$132,821	$165,845	$139,159	$168,446

The fair values were estimated by discounting future cash payments to be made at rates that approximate rates currently offered for loans with similar maturities.

Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

Income Taxes

The TRS Lessee income tax (expense) benefit from continuing operations for the three months ended March 31, 2013 and 2012 was approximately $0 and $0.4 million, respectively. The TRS Lessee has estimated its income tax benefit using a combined federal and state rate of approximately 38%. We have provided a full valuation allowance against our deferred tax asset at March 31, 2013, that results in no net deferred tax asset at March 31, 2013 due to the uncertainty of realization (because of historical operating losses). The TRS net operating loss carryforward from March 31, 2013 as determined for federal income tax purposes was approximately $18.7 million. The availability of such loss carryforward will begin to expire in 2022.

Note 8.	Income Taxes

The RMA was included in the Tax Relief Extension Act of 1999, which was enacted into law on December 17, 1999. The RMA includes numerous amendments to the provisions governing the qualification and taxation of REITs, and these amendments were effective January 1, 2001. One of the principal provisions included in the Act provides for the creation of TRS. TRS's are corporations that are permitted to engage in nonqualifying REIT activities. A REIT is permitted to own up to 100% of the voting stock in a TRS. Previously, a REIT could not own more than 10% of the voting stock of a corporation conducting nonqualifying activities. Relying on this legislation, in November 2001, the Company formed the TRS Lessee.

As a REIT, the Company generally will not be subject to corporate level federal income tax on taxable income it distributes currently to stockholders. If the Company fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for four subsequent taxable years. Even if the Company qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property and to federal income and excise taxes on its undistributed taxable income. In addition, taxable income of a TRS is subject to federal, state and local income taxes.

In connection with the Company's election to be taxed as a REIT, it has also elected to be subject to the "built-in gain" rules on the assets formerly held by the old Supertel. Under these rules, taxes will be payable at the time and to the extent that the net unrealized gains on assets at the date of conversion to REIT status are recognized in taxable dispositions of such assets in the ten-year period following conversion. The ten-year period ended November 1, 2011.

At December 31, 2012, the income tax bases of the Company's assets and liabilities excluding those of TRS were approximately $213,219 and $116,225, respectively; at December 31, 2011, they were approximately $237,775 and $150,572, respectively.

We have provided a valuation allowance against our deferred tax asset at December 31, 2012 that results in no net deferred tax asset at December 31, 2012 due to the uncertainty of realization (because of historical operating losses). The TRS net operating loss carryforward from December 31, 2012 as determined for federal income tax purposes was approximately $16.5 million. The availability of such loss carryforward will begin to expire in 2022.

Income tax expense (benefit) from continuing operations for the years ended December 31, 2012, 2011 and 2010 consists of the following:

	2012			2011			2010
	Federal	State	Total	Federal	State	Total	Federal	State	Total

Current	$5,659	$653	$6,312	$—	$—	$—	$—	$—	$—
Deferred	105	21	126	(160)	(30)	(190)	(59)	(11)	(70)

Total income tax benefit	$5,764	$674	$6,438	$(160)	$(30)	$(190)	$(59)	$(11)	$(70)

The actual income tax expense (benefit) from continuing operations of the TRS for the years ended December 31, 2012, 2011 and 2010 differs from the "expected" income tax expense (benefit) (computed by applying the appropriate U.S. federal income tax rate of 34% to earnings before income taxes) as a result of the following:

	2012	2011	2010

Computed "expected" income tax benefit	$110	$(170)	$(106)
State income taxes, net Federal income tax benefit	14	(20)	(12)
Valuation Expense	6,337	—	—
Other	(23)	—	48

Total income tax benefit	$6,438	$(190)	$(70)

The continuing and discontinued combined tax effects of temporary differences that give rise to significant portions of the deferred tax assets and the deferred tax liability at December 31, 2012, 2011 and 2010 are as follows:

	2012	2011	2010
Deferred tax assets:
Expenses accrued for consolidated financial statement purposes, nondeductible for tax return purposes	$234	$326	$297

Net operating losses carried forward for federal income tax purposes	6,289	5,524	3,827

	6,523	5,850	4,124

Valuation allowance	(6,337)	—	—

Total deferred tax assets	186	5,850	4,124

Deferred liabilities:
Tax depreciation in excess of book depreciation	186	240	418

Total deferred tax liabilities	186	240	418

Net deferred tax assets	$—	$5,610	$3,706

The TRS has estimated its income tax benefit using a combined federal and state rate of approximately 38%. As of the year ended 2012, 2011 and 2010 the TRS had net deferred tax assets of $6.3 million, $5.6 million and $3.7 million, respectively, primarily due to current and past years' tax net operating losses offset by valuation allowances. These loss carryforwards will begin to expire in 2022 through 2032. In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Because of the uncertainty surrounding our ability to realize the future benefit of these assets, we have provided a 100% valuation allowance as of December 31, 2012. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. The Company considers projected scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. These estimates of future taxable income inherently require significant judgment. Management uses historical experience and short and long-range business forecasts to develop such estimates. Further, we employ various prudent and feasible tax planning strategies to facilitate the recoverability of future deductions. A cumulative loss in recent years is a significant piece of evidence with respect to realizability that outweighs the other evidence. A cumulative loss for recent years exists because of the company's net operating losses in both the current year and prior two years. Although the company does believe that it will be able to recover the tax loss benefit based on the current and future strategic direction of the company, the company understands that as the loss years continue, the realizability of deferred taxes is impacted. As a result of this analysis the company believes that a valuation allowance is necessary for the deferred tax asset and liability as of December 31, 2012. The valuation of deferred tax assets requires judgment in assessing the likely future tax consequences of events that have been recognized in our financial statements or tax returns and future profitability. Our accounting for deferred tax consequences represents our best estimate of those future events. Changes in our current estimates, due to unanticipated events or otherwise, could have a material impact on our financial condition and results of operations.

There was no valuation allowance at December 31, 2011 or 2010. An allowance of $6.3 million was provided at December 31, 2012. As of December 31, 2012, the tax years that remain subject to examination by major tax jurisdictions generally include 2009 through 2011.

Dividends Paid

There were no dividends paid on the common stock during the years ended December 31, 2012, 2011 and 2010.

Commitments And Contingencies And Other Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Commitments And Contingencies And Other Related Party Transactions [Abstract]
Commitments And Contingencies

Commitments and Contingencies

Litigation

Various claims and legal proceedings arise in the ordinary course of business and may be pending against the Company and its properties. Based upon the information available, the Company believes that the resolution of any of these claims and legal proceedings should not have a material adverse affect on its consolidated financial position, results of operations or cash flows.

Note 9.	Commitments and Contingencies and Other Related Party Transactions

HMA, Strand, Kinseth, Cherry Cove and HLC, independent contractors, manage our hotels pursuant to hotel management agreements with TRS Lessee. The management agreements provide that the management companies have control of all operational aspects of the hotels, including employee-related matters. HMA, Strand, Kinseth, Cherry Cove and HLC must generally maintain each hotel in good repair and condition and make routine maintenance, repairs and minor alterations. Additionally, the management companies must operate the hotels in accordance with third party franchise agreements that cover the hotels, which includes using franchisor sales and reservation systems as well as abiding by franchisors' marketing standards. HMA, Strand, Kinseth, Cherry Cove and HLC may not assign their management agreements without our consent. For further information regarding terms of the agreements see Note 1.

The management agreements generally require TRS Lessee to fund debt service, working capital needs, capital expenditures and to reimburse the management companies for all budgeted direct operating costs and expenses incurred in the operation of the hotels. TRS Lessee is responsible for obtaining and maintaining insurance policies with respect to the hotels.

The remaining amount due to Royco Hotels as financial settlement of the lawsuit and fees owed to Royco Hotels as termination fees for hotels that have been sold is $120.

With the exception of certain events of default as to which no grace period exists, if an event of default occurs and continues beyond the grace period set forth in the management agreement, the non-defaulting party has the option of terminating the agreement.

The management agreements provide that each party, subject to certain exceptions, indemnifies and holds harmless the other party against any liabilities stemming from certain negligent acts or omissions, breach of contract, willful misconduct or tortuous actions by the indemnifying party or any of its affiliates.

In an effort to meet the Company's short-term liquidity needs, and because of the difficulty encountered in obtaining sources of borrowing to meet such needs, on November 10, 2011 the Audit Committee of the Board of Directors, then consisting of Messrs. Jung, Whittemore, and Zwerdling, approved a proposal for the purchase by four of the Company directors, Messrs. Borgmann, Dayton, Latham, and Walters (the "Purchasing Directors"), of the Amended and Restated Master Promissory Note maturing November 30, 2011 from Wells Fargo Bank, National Association (the "Note") for the balance owed of principal and interest in the amount of $2.1 million.

The Purchasing Directors purchased the Note from Wells Fargo on November 21, 2011. The Note was secured by two of the Company's hotels and the Purchasing Directors released one of the hotels from security for the Note so that it could be used as security by the Company to obtain a $5.0 million line of credit with Elkhorn Valley Bank. Each of the Purchasing Directors also separately guaranteed $0.75 million of the line of credit (the "Elkhorn Line of Credit").

The Audit Committee approved an amendment of the Note to extend its maturity to May 31, 2012 and to increase the per annum interest rate of 4.5% to 10% as consideration for the Purchasing Directors releasing the Company's hotel from security for the Note. As consideration for the personal guaranties by the Purchasing Directors of Elkhorn Line of Credit, the Audit Committee approved payment of a fee of 2% per annum of the amount of their personal guaranties.

Proceeds from the sale of the Series C preferred stock were used in February 2012 to repay the Note and the Elkhorn Line of Credit, and the Purchasing Directors were released from their personal guaranties. Each of the Purchasing Directors received $13 in interest payments on the Note and a $4 fee for their personal guarantee of the Elkhorn Line of Credit.

Litigation

Various claims and legal proceedings arise in the ordinary course of business and may be pending against the Company and its properties. Based upon the information available, the Company believes that the resolution of any of these claims and legal proceedings should not have a material adverse affect on its consolidated financial position, results of operations or cash flows.

Other

The Company assumed land lease agreements in conjunction with the purchase of two hotels. One lease requires monthly payments of the greater of $2 or 5% of room revenue through November 2091. A second lease requires annual payments of $34, with approximately $3 increases every five years throughout twelve renewal periods. Land lease expense from continuing operations totaled approximately $86, $97 and $95 in 2012, 2011 and 2010, respectively, and is included in property operating expense.

The Company entered into office lease agreements in May of 2010 and December of 2011. The two office leases mature in 2016 with the option to renew an additional five years. Office lease expense totaled $161, $59, and $14 during 2012, 2011, and 2010 respectively.

As of December 31, 2012, the future minimum lease payments applicable to non-cancellable operating leases are as follows:

Lease rents
2013	227
2014	228
2015	229
2016	215
2017	61
Thereafter	3,745

$4,705

The land leases reflected in the table above represent continuing operations. In addition, the Company has three land leases associated with properties in discontinued operations. These three properties are expected to be sold in the next 12 months. The annual lease payments of $127 are not included in the table above.

The Company as of December 31, 2012 has agreements with a restaurant and a cell tower operator for leased space at our hotel locations related to continuing operations. The restaurant lease has a maturity date of 2020, and the cell tower lease has a maturity date of 2016. The restaurant lease has an escalation clause. The escalation is based on percentages of gross sales. The restaurant and cell tower lease income from continuing operations totaled approximately $265, $275 and $269 in 2012, 2011 and 2010, respectively, and is included in room rentals and other hotel services.

As of December 31, 2012, the future minimum lease receipts from the non-cancellable restaurants and cell tower leases are as follows:

Lease receipts
2013	122
2014	122
2015	122
2016	118
2017	108
Thereafter	325

$917

Series B Redeemable Preferred Stock (Series B Redeemable Preferred Stock [Member])	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Series B Redeemable Preferred Stock [Member]
Series B Redeemable Preferred Stock

Series B Redeemable Preferred Stock

At March 31, 2013 there were 332,500 shares of 10.0% Series B preferred stock outstanding. The shares were sold on June 3, 2008 for $25.00 per share and bear a liquidation preference of $25.00 per share.

Dividends on the Series B preferred stock are cumulative and are payable quarterly in arrears on each March 31, June 30, September 30 and December 31, or, if not a business day, the next succeeding business day, at the annual rate of 10.0% of the $25.00 liquidation preference per share, equivalent to a fixed annual amount of $2.50 per share. Dividends on the Series B preferred stock accrue whether or not the Company has earnings, whether or not there are funds legally available for the payment of such dividends, whether or not such dividends are declared and whether or not such dividends are prohibited by agreement. Accrued but unpaid dividends on the Series B preferred stock will not bear interest.

The Series B preferred stock will, with respect to dividend rights and rights upon the Company's liquidation, dissolution or winding up, rank: (a) senior to the Company's common stock, (b) senior to all classes or series of preferred stock issued by the Company and ranking junior to the Series B preferred stock with respect to dividend rights or rights upon the Company's liquidation, dissolution or winding up, (c) on a parity with the Company's Series A preferred stock and Series C convertible preferred stock and with all classes or series of preferred stock issued by the Company and ranking on a parity with the Series B preferred stock with respect to dividend rights or rights upon the Company's liquidation, dissolution or winding up and (d) junior to all of the Company's existing and future indebtedness.

The Company will not pay any distributions, or set aside any funds for the payment of distributions, on its common shares, unless it has also paid (or set aside for payment) the full cumulative distributions on the preferred shares for the current and all past dividend periods. The Series B preferred stock has no stated maturity and is not subject to any sinking fund or mandatory redemption (except as described below).

The Series B preferred stock is not redeemable prior to June 3, 2013, except in certain limited circumstances relating to the maintenance of the Company's ability to qualify as a REIT as provided in the Company's articles of incorporation or a change of control (as defined in the Company's amendment to its articles of incorporation establishing the Series B preferred stock). The Company may redeem the Series B preferred stock, in whole or in part, at any time or from time to time on or after June 3, 2013 for cash at a redemption price of $25.00 per share, plus all accrued and unpaid dividends. Also, upon a change of control, each outstanding share of the Company's Series B preferred stock will be redeemed for cash at a redemption price of $25.00 per share, plus all accrued and unpaid dividends. At March 31, 2013, no events have occurred that would lead the Company to believe redemption of the preferred stock, due to a change of control or failure to maintain its REIT qualification, is probable.

Note 10.	Series B Redeemable Preferred Stock

On June 3, 2008 the Company offered and sold 332,500 shares of 10.0% Series B Cumulative Preferred Stock. The shares were sold for $25.00 per share and bear a liquidation preference of $25.00 per share. Underwriting and other costs of the offering totaled approximately $0.6 million to the Company. The net proceeds plus additional cash were used by the Company to pay an $8.5 million bridge loan with General Electric Capital Corporation. At December 31, 2012, 332,500 shares of 10.0% Series B preferred stock remained outstanding.

Dividends on the Series B preferred stock are cumulative and are payable quarterly in arrears on each March 31, June 30, September 30 and December 31, or, if not a business day, the next succeeding business day, at the annual rate of 10.0% of the $25.00 liquidation preference per share, equivalent to a fixed annual amount of $2.50 per share. Dividends on the Series B preferred stock accrue whether or not the Company has earnings, whether or not there are funds legally available for the payment of such dividends, whether or not such dividends are declared and whether or not such dividends are prohibited by agreement. Accrued but unpaid dividends on the Series B preferred stock will not bear interest.

The Series B preferred stock will, with respect to dividend rights and rights upon the Company's liquidation, dissolution or winding up, rank: (a) senior to the Company's common stock, (b) senior to all classes or series of preferred stock issued by the Company and ranking junior to the Series B preferred stock with respect to dividend rights or rights upon the Company's liquidation, dissolution or winding up, (c) on a parity with the Company's Series A preferred stock and with all classes or series of preferred stock issued by the Company and ranking on a parity with the Series B preferred stock with respect to dividend rights or rights upon the Company's liquidation, dissolution or winding up and junior to all of the Company's existing and future indebtedness.

The Company will not pay any distributions, or set aside any funds for the payment of distributions, on its common shares, unless it has also paid (or set aside for payment) the full cumulative distributions on the preferred shares for the current and all past dividend periods. The Series B preferred stock has no stated maturity and is not subject to any sinking fund or mandatory redemption (except as described below).

The Series B preferred stock is not redeemable prior to June 3, 2013, except in certain limited circumstances relating to the maintenance of the Company's ability to qualify as a REIT as provided in the Company's articles of incorporation or a change of control (as defined in the Company's amendment to its articles of incorporation establishing the Series B preferred stock). The Company may redeem the Series B preferred stock, in whole or in part, at any time or from time to time on or after June 3, 2013 for cash at a redemption price of $25.00 per share, plus all accrued and unpaid dividends. Also, upon a change of control, each outstanding share of the Company's Series B preferred stock will be redeemed for cash at a redemption price of $25.00 per share, plus all accrued and unpaid dividends. At December 31, 2012, no events have occurred that would lead the Company to believe redemption of the preferred stock, due to a change of control or failure to maintain its REIT qualification, is probable.

Noncontrolling Interest Of Common And Preferred Units In SLP	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Noncontrolling Interest Of Common And Preferred Units In SLP [Abstract]
Noncontrolling Interest Of Common And Preferred Units In SLP

Noncontrolling Interest of Common and Redeemable Preferred Units in SLP

At March 31, 2013 and 2012, 0 and 11,424, respectively, of SLP's preferred operating partnership units ("Preferred OP Units") were outstanding. The Preferred OP Units received a preferred dividend distribution of $1.10 per preferred unit annually, payable on a monthly basis and did not participate in the allocations of profits and losses of SLP. All holders elected to have their units redeemed on October 24, 2012. In October 2012, the 11,424 units were redeemed at $10 each.

As of March 31, 2013 and 2012, 97,008 Common OP Units were outstanding.

Equity Reconciliation of Parent and Noncontrolling Interest

(dollars in thousands)	Preferred A shares par value	Preferred C shares par value	Common stock warrants	Common shares par value	Additional paid-in capital	Distribution in excess of retained earnings	Net shareholders equity	Noncontrolling interest in consolidated partnerships	Total equity
Balance at December 31, 2012	$8	$30	$252	$29	$134,994	$(98,777)	$36,536	$115	$36,651

Stock-based compensation	—	—	—	—	12	—	12	—	12
Preferred dividends	—	—	—	—	—	(837)	(837)	—	(837)
Net loss	—	—	—	—	—	(4,058)	(4,058)	(7)	(4,065)

Balance at March 31, 2013	$8	$30	$252	$29	$135,006	$(103,672)	$31,653	$108	$31,761

Note 11.	Noncontrolling Interest of Common and Preferred Units in SLP

At December 31, 2012, 97,008 of SLP's common operating partnership units ("Common OP Units") were outstanding. The redemption values for the Common OP Units are $99 and $64 for 2012 and 2011 respectively. Each limited partner of SLP may, subject to certain limitations, require that SLP redeem all or a portion of his or her Common OP Units, at any time after a specified period following the date the units were acquired, by delivering a redemption notice to SLP. When a limited partner tenders Common OP Units to SLP for redemption, the Company can, in its sole discretion, choose to purchase the units for either (1) one share of Company common stock for each eight units redeemed (subject to certain adjustments) or (2) cash in an amount equal to the market value of the number of shares of Company common stock the limited partner would have received if the Company chose to purchase the units for common stock. During 2012, 2011, and 2010, 0, 61,153, and 0, respectively, Common OP Units were redeemed for common shares of SHI.

At December 31, 2012, none of SLP's preferred operating partnership units ("Preferred OP Units") were outstanding. The Preferred OP Units received a preferred dividend distribution of $1.10 per preferred unit annually, payable on a monthly basis and did not participate in the allocations of profits and losses of SLP. In October 2012 and 2011, 11,424 and 39,611 units, respectively were redeemed at $10 each.

Noncontrolling Interest Reconciliation of Common and Preferred Units

	Redeemable Noncontrolling Interest	Noncontrolling Interest	Total Noncontrolling Interest
Balance at January 1, 2010	$511	$408	$919

Partner draws	(56)	—	(56)
Noncontrolling interest	56	(73)	(17)

Balance at December 31, 2010	$511	$335	$846

Partner draws	(49)	—	(49)
Conversion of OP units	(397)	(119)	(516)
Noncontrolling interest	49	(81)	(32)

Balance at December 31, 2011	$114	$135	$249

Partner draws	(10)	—	(10)
Conversion of OP units	(114)	—	(114)
Noncontrolling interest	10	(20)	(10)

Balance at December 31, 2012	$—	$115	$115

Common And Series A Preferred Stock (Preferred Stock Series A [Member])	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Preferred Stock Series A [Member]
Common And Series A Preferred Stock

Series A Preferred Stock

On December 30, 2005, the Company offered and sold 1,521,258 shares of 8% Series A preferred stock. At March 31, 2013, 803,270 shares of Series A preferred stock remained outstanding. Dividends on the Series A preferred stock are cumulative and are payable monthly in arrears on the last day of each month, at the annual rate of 8% of the $10.00 liquidation preference per share, equivalent to a fixed annual amount of $.80 per share. The Company may redeem the Series A preferred stock, in whole or in part, at any time and from time to time for cash at a redemption price of $10.00 per share, plus all accrued and unpaid dividends.

Note 12.	Common and Series A Preferred Stock

The Company's common stock is duly authorized, full paid and non-assessable. At December 31, 2012 and 2011, members of the Board of Directors and executive officers owned approximately 14.2% and 18.5%, respectively, of the Company's outstanding common stock.

At December 31, 2012, 97,008 of SLP's common operating partnership units ("Common OP Units") were outstanding. The redemption value for the Common OP Units was $99 and $64, respectively, as of December 31, 2012 and 2011. Each limited partner of SLP may, subject to certain limitations, require that SLP redeem all or a portion of his or her Common OP Units, at any time after a specified period following the date the units were acquired, by delivering a redemption notice to SLP. When a limited partner tenders Common OP Units to SLP for redemption, the Company can, in its sole discretion, choose to purchase the units for either (1) a number of shares of Company common stock equal to the number of units redeemed (subject to certain adjustments) or (2) cash in an amount equal to the market value of the number of shares of Company common stock the limited partner would have received if the Company chose to purchase the units for common stock. During 2011, 61,153 Common OP Units of limited partnership interest were redeemed for common shares of SHI. During 2010 and 2012, no Common OP Units were redeemed for common shares of SHI. Supertel offered to each of the Preferred OP Unit holders the option to extend until October 24, 2012 their right to have units redeemed at $10 per unit. In October 2012 and 2011, 11,424 and 39,611 units, respectively were redeemed at $10 each. No SLP preferred operating units were outstanding as of December 31, 2012.

On December 30, 2005 the Company offered and sold 1,521,258 shares of 8% Series A preferred stock. The shares were sold for $10.00 per share and bear a liquidation preference of $10.00 per share. At December 31, 2012, 2011 and 2010, 803,270 shares each year of Series A preferred stock remained outstanding.

Dividends on the Series A preferred stock are cumulative and are payable monthly in arrears on the last day of each month, at the annual rate of 8% of the $10.00 liquidation preference per share, equivalent to a fixed annual amount of $.80 per share. Dividends on the Series A preferred stock accrue regardless of whether or not the Company has earnings, whether there are funds legally available for the payment of such dividends and whether or not such dividends are declared. Unpaid dividends will accumulate and bear additional dividends at 8%, compounded monthly.

The Series A preferred stock with respect to dividend rights and rights upon the Company's liquidation, dissolution or winding up, ranks senior to all classes or series of the Company's common stock, senior or on parity with all other classes or series of preferred stock and junior to all of the Company's existing and future indebtedness. Upon liquidation all Series A preferred stock will be entitled to $10.00 per share plus accrued but unpaid dividends. The Company will not pay any distributions, or set aside any funds for the payment of distributions, on its common shares unless it has also paid (or set aside for payment) the full cumulative distributions on the preferred shares for the current and all past dividend periods. The outstanding preferred shares do not have any maturity date, and are not subject to mandatory redemption.

The Series A preferred stock had no conversion rights, the former conversion rights of the Series A preferred stock were cancelled as of February 20, 2009.

The Series A preferred stock will be redeemable on or after January 1, 2009 for cash, at the Company's option, in whole or from time to time in part, at $10.00 per share, plus accrued and unpaid dividends to the redemption date.

On May 10, 2010, the Company consummated the sale of 74,850 shares of its common stock and 37,425 warrants to purchase up to an additional 37,425 shares of the Company's common stock for aggregate gross proceeds of $1.0 million, pursuant to the terms of a Private Placement Memorandum with accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended. The warrants are exercisable for a period of three years from the date of issuance at an exercise price of $20.

During 2010 the Company sold 39,548 shares of common stock using a Standby Equity Distribution Agreement. Net proceeds of $480 were used for corporate purposes.

On March 29, 2011, the Company entered into an equity distribution agreement with JMP Securities LLC ("JMP") pursuant to which the Company may offer and sell up to 250,000  shares of common stock from time to time through JMP. Sales of shares of the Company common stock, if any, under the agreement may be made in negotiated transactions or other transactions that are deemed to be "at the market" offerings, including sales made directly on the Nasdaq Global Market or sales made to or through a market maker other than on an exchange. The common stock will be sold pursuant to the Company's registration statement on Form S-3 (333-170756). The Company sold through JMP, as its agent, an aggregate of 11,466 shares of common stock in 2011 and 8,125 shares of common stock in the fourth quarter of 2011, pursuant to ordinary brokers' transactions on the Nasdaq Global Market. Gross proceeds in 2011 were $97, commissions to agent were $5, other miscellaneous expenses were $3, and net proceeds to the Company were $89. Gross proceeds in the fourth quarter of 2011 were $53, commissions to agent were $3 and net proceeds to Company were $50.

The Company also has Series B preferred stock (see Note 10) and Series C convertible preferred stock (see Note 13), outstanding.

Series C Convertible Preferred Stock (Series C Convertible Preferred Stock [Member])	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Series C Convertible Preferred Stock [Member]
Series C Convertible Preferred Stock

Series C Convertible Preferred Stock and Warrants

The Company entered into a Purchase Agreement dated November 16, 2011 for the issuance and sale of Supertel's Series C convertible preferred stock and warrants under a private transaction to Real Estate Strategies, L.P. ("RES"). On January 31, 2012 at a special meeting, the shareholders of Supertel, by the requisite vote, approved the issuance and sale of up to 3,000,000 shares of the Series C convertible preferred stock of Supertel, up to 30,000,000 shares of common stock of Supertel which may be issued upon conversion of the Series C convertible preferred stock, and warrants to purchase up to an additional 30,000,000 shares of common stock, to RES pursuant to the Purchase Agreement. In two closings on February 1, 2012 and February 15, 2012, the Company completed the sale to RES of 3,000,000 shares of Series C convertible preferred stock and warrants to purchase 30,000,000 shares of common stock at an exercise price of $1.20 per common share. In connection with the one-for-eight reverse split, the aggregate number of shares of common stock issuable upon the exercise of the warrants was decreased from 30,000,000 shares to 3,750,000 shares. The exercise price of the warrants was increased from $1.20 per share of common stock to $9.60 per share.

Each share of Series C convertible preferred stock is entitled to a dividend of $0.625 per year payable in equal quarterly dividends. Each share of Series C convertible preferred stock has a liquidation preference of $10.00 per share, in cash, plus an amount equal to any accrued and unpaid dividends. With respect to dividend rights and rights upon the Company's liquidation, dissolution or winding up, the Series C convertible preferred stock ranks: (a) on a parity with the Series A preferred stock and Series B preferred stock and other future series of preferred stock designated to rank on a parity, and (b) senior to the common stock and other future series of preferred stock designated to rank junior, and (c) junior to the Company's existing and future indebtedness.

The Series C convertible preferred stock, at the option of the holder, is convertible at any time into common stock at a conversion price of $8.00 for each share of common stock, which is equal to the rate of 1.25 shares of common stock for each share of Series C convertible preferred stock. A holder of Series C convertible preferred stock will not have conversion rights to the extent the conversion would cause the holder and its affiliates to beneficially own more than 34% of voting stock (the "Beneficial Ownership Limitation"). "Voting stock" means capital stock having the power to vote generally for the election of directors of the Company. A holder of warrants would similarly not have exercise rights to the extent the exercise of a warrant would cause the holder and its affiliates to own capital stock in an amount exceeding the Beneficial Ownership Limitation.

The Series C convertible preferred stock will vote with the common stock as one class, subject to certain voting limitations. For any vote, the voting power of the Series C convertible preferred stock will be equal to the lesser of: (a) 0.78625 vote per share or (b) an amount of votes per share such that the vote of all shares of Series C convertible preferred stock in the aggregate equal 34% of the combined voting power of all the Company voting stock, minus an amount equal to the number of votes represented by the other shares of voting stock beneficially owned by RES and its affiliates (the "Voting Limitation").

As long as RES has the right to designate two or more directors to the Company Board of Directors pursuant to the Directors Designation Agreement, the following requires the approval of RES and IRSA Inversiones y Representaciones Sociedad Anonima ("IRSA"):

•	the merger, consolidation, liquidation or sale of substantially all of the assets of the Company;

•	the sale by the Company of common stock or securities convertible into common stock equal to 20% or more of the outstanding common stock or voting stock; or

•

any Company transaction of more than $120,000 in which any of its directors or executive officers or any member of their immediate family will have a material interest, exclusive of employment compensation and interests arising solely from the ownership of the Company equity securities if all holders of that class of equity securities receive the same benefit on a pro rata basis.

Note 13.	Series C Convertible Preferred Stock

The Company entered into a Purchase Agreement dated November 16, 2011 for the issuance and sale of Supertel's Series C convertible preferred stock and warrants under a private transaction to Real Estate Strategies, L.P. ("RES"). On January 31, 2012 at a special meeting, the shareholders of Supertel, by the requisite vote, approved the issuance and sale of up to 3,000,000 shares of the Series C convertible preferred stock of Supertel, up to 30,000,000 shares of common stock of Supertel which may be issued upon conversion of the Series C convertible preferred stock, and warrants to purchase up to an additional 30,000,000 shares of common stock, to RES pursuant to the Purchase Agreement. In two closings on February 1, 2012 and February 15, 2012, the Company completed the sale to RES of 3,000,000 shares of Series C convertible preferred stock and warrants to purchase 30,000,000 shares of common stock at an exercise price of $1.20 per common share. In connection with the one-for-eight reverse split, the aggregate number of shares of common stock issuable upon the exercise of the warrants was decreased from 30,000,000 shares to 3,750,000 shares. The exercise price of the warrants was increased from $1.20 per share of common stock to $9.60 per share.

Each share of Series C convertible preferred stock is entitled to a dividend of $0.625 per year payable in equal quarterly dividends. Each share of Series C convertible preferred stock has a liquidation preference of $10.00 per share, in cash, plus an amount equal to any accrued and unpaid dividends. With respect to dividend rights and rights upon the Company's liquidation, dissolution or winding up, the Series C convertible preferred stock ranks: (a) on parity with the Series A preferred stock and Series B preferred stock and other future series of preferred stock designated to rank on parity, and (b) senior to the common stock and other future series of preferred stock designated to rank junior, and (c) junior to the Company's existing and future indebtedness.

The Series C convertible preferred stock, at the option of the holder, is convertible at any time into common stock at a conversion price of $8.00 for each share of common stock, which is equal to the rate of 1.25 shares of common stock for each share of Series C convertible preferred stock. A holder of Series C convertible preferred stock will not have conversion rights to the extent the conversion would cause the holder and its affiliates to beneficially own more than 34% of voting stock (the "Beneficial Ownership Limitation"). "Voting stock" means capital stock having the power to vote generally for the election of directors of the Company.

The Series C convertible preferred stock will vote with the common stock as one class, subject to certain voting limitations. For any vote, the voting power of the Series C convertible preferred stock will be equal to the lesser of: (a) 0.78625 vote per share, or (b) an amount of votes per share such that the vote of all shares of Series C convertible preferred stock in the aggregate equal 34% of the combined voting power of all the Company voting stock, minus an amount equal to the number of votes represented by the other shares of voting stock beneficially owned by RES and its affiliates (the "Voting Limitation").

As long as RES has the right to designate two or more directors to the Company Board of Directors pursuant to the Directors Designation Agreement, the following requires the approval of RES and IRSA Inversiones y Representaciones Sociedad Anónima ("IRSA"):

•	the merger, consolidation, liquidation or sale of substantially all of the assets of the Company;

•	the sale by the Company of common stock or securities convertible into common stock equal to 20% or more of the outstanding common stock or voting stock; or

•

any Company transaction of more than $120,000 in which any of its directors or executive officers or any member of their immediate family will have a material interest, exclusive of employment compensation and interests arising solely from the ownership of the Company equity securities if all holders of that class of equity securities receive the same benefit on a pro rata basis.

Stock-Based Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Stock-Based Compensation [Abstract]
Stock-Based Compensation

Stock-Based Compensation

Non Vested Share Awards

On May 22, 2012 share awards totaling 5,625 shares were made to two executive officers of the Company in accordance with the Plan at a grant date price of $7.20. The shares vest based on continued employment of the executives, and the restrictions lapse in 50% increments on each of the first and second anniversary of issuance.

Investment Committee Share Compensation

In March 2012 the Board of Directors approved the recommendation by the Compensation Committee that the independent directors serving as members of the Investment Committee receive their monthly Investment committee fees in the form of shares of the Company's Common Stock issued under the 2006 Stock Plan, priced as the average of the closing price of the stock for the first 20 trading days for the calendar year. The shares issued to the independent directors of the Investment Committee for the three months ended March 31, 2013 and 2012 were 0 and 546, respectively.

Share-Based Compensation Expense

The expense recognized in the condensed consolidated financial statements for the three months ended March 31, 2013 and 2012 for share-based compensation related to employees and directors was approximately $12,500 and $3,400, respectively.

Note 14.	Stock-Based Compensation

Upon initial issuance of stock options on May 25, 2006, the Company adopted the provisions of FASB ASC 718-10-30 Compensation – Stock Compensation – Overall – Initial Measurement, which requires the measurement and recognition of compensation expense for all share-based payment awards to employees and directors based on estimated fair values.

The Company has a 2006 Stock Plan (the "Plan") which has been approved by the Company's shareholders. The Plan authorizes the grant of stock options, stock appreciation rights, restricted stock and stock bonuses for up to 62,500 shares of common stock. At the annual shareholders meeting on May 22, 2012, the shareholders of the Company approved an amendment which (a) removed the restrictions in the Plan that prohibit more than 20% of the awards being given to any one participant or to the independent directors as a group, or prohibiting more than 20% of the awards being made in restricted stock or bonus shares, and (b) increased the number of shares available under the Plan from 37,500 shares to 62,500 shares.

Options

As of December 31, 2012, 27,875 stock options have been awarded under the Plan. The exercise price is equal to the average of the high and low sales price of the stock as reported on the National Association of Securities Dealers Automated Quotation system (NASDAQ) on the grant date. A total of 27,875 shares of common stock have been reserved for issuance pursuant to the Plan with respect to the granted options. As of December 31, 2012, the total unrecognized compensation cost related to non-vested stock options awards was $15, which is expected to be recognized over the next six months. During 2012 and 2010 the Company's options granted were 5,625 and 11,875, respectively, with a weighted average grant date fair value per option of $3.12 and $2.80, respectively. The total intrinsic value of options exercised was $0 for all three fiscal years 2012, 2011 and 2010. The closing market price of our common stock on the last day of 2012 was $8.16 per share. There is no intrinsic value for the vested options as of December 31, 2012 and 2011. The following table summarizes the options awarded:

	Options Grant Date
	12/04/12	12/05/10
Awarded Options	5,625	11,875
Exercise Price	$7.84	$11.36
Date Vested	06/04/13	06/30/11
Expiration Date	12/4/2016	12/2/2014

The Company records compensation expense for stock options based on the estimated fair value of the options on the date of grant using the Black-Scholes option-pricing model. The Company uses historical data among other factors to estimate the expected price volatility, the expected option life, the dividend rate and expected forfeiture rate. The risk-free rate is based on the U.S. Treasury yield in effect at the time of grant for the estimated life of the option. The following table summarizes the estimates used in the Black-Scholes option-pricing model related to the 2012 and 2010 grants:

	Grant Date
	12/04/12	12/02/10
Volatility	54.00%	50.00%
Expected dividend yield	0.80%	6.33%
Expected term (in years)	4.00	3.79
Risk free interest rate	0.49%	1.27%

The following table summarizes the Company's activities with respect to its stock options for the year ended December 31, 2012 as follows:

	Shares	Weighted- Average Exercise Price	Aggregate Fair Value	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value

Outstanding at December 31, 2011	26,938	$16.06	$76
Granted	5,625	7.84	17
Exercised	—	—	—
Forfeited or expired	4,688	36.13	15

Outstanding at December 31, 2012	27,875	$11.03	$78	$1.92	$—

Exercisable at December 31, 2012	22,250	$11.83	$61	$1.41	$—

Non Vested Share Awards

On May 22, 2012 share awards totaling 5,625 shares were made to two executive officers of the Company in accordance with the Plan at a grant date price of $7.84. The shares vest based on continued employment of the executive, and the restrictions lapse in 50% increments on each of the first and second anniversary of issuance. The Company recognized $12 of non-cash compensation for the year ended December 31, 2012, related to this non-vested stock.

As of December 31, 2012 the total unrecognized compensation cost related to non-vested stock awards was $29 and is expected to be recognized over the next seventeen months.

Investment Committee Share Compensation

In March 2012 the Board of Directors approved the recommendation by the Compensation Committee that the independent directors serving as members of the Investment Committee receive their monthly Investment Committee fees in the form of shares of the Company's Common Stock issued under the 2006 Stock Plan, priced as the average of the closing price of the stock for the first 20 trading days for the calendar year. The shares issued to the independent directors of the Investment Committee for the twelve months ended December 31, 2012 was 3,819.

Share-Based Compensation Expense

The expense recognized in the consolidated financial statements for the share-based compensation related to employees and directors for the years ended December 31, 2012, 2011 and 2010 was $44, $29 and $30, respectively. At December 31, 2012, we had unrecognized compensation expense, net of estimated forfeitures, related to non-vested stock awards in the amount of $44. This expense is expected to be recognized over the first 5.5 months of 2013. The amount related to non-vested stock options awards was $15, which is expected to be recognized over the first six months of 2013. We recognize compensation expense using the straight-line method over the vesting period.

Supplementary Data	12 Months Ended
Dec. 31, 2012
Supplementary Data [Abstract]
Supplementary Data
Note 15.	Supplementary Data

The following tables present our unaudited quarterly results of operations for 2012 and 2011:

	Quarters Ended (unaudited)
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	YTD 2012

2012
Revenues	$12,719	$17,296	$18,528	$14,617	$63,160
Expenses	13,119	14,843	15,938	14,394	58,294

Earnings (loss) before net gains (losses) on disposition of assets, other income, interest expense and income taxes	(400)	2,453	2,590	223	4,866

Net gain (losses) on dispositions of assets	(3)	(3)	13	(4)	3
Other income (loss)	(1,212)	872	(1,137)	1,333	(144)
Interest	(1,528)	(1,480)	(1,431)	(1,606)	(6,045)
Impairment recoveries (losses)	266	(2,736)	—	—	(2,470)
Termination cost	—	—	—	—	—

Earnings (loss) from continuing operations before income taxes	(2,877)	(894)	35	(54)	(3,790)

Income tax expense (benefit)	(363)	398	318	6,085	6,438

Loss from continuing operations	(2,514)	(1,292)	(283)	(6,139)	(10,228)

Gain (loss) from discontinued operations	(1,457)	3,732	(1,983)	(284)	8

Net earnings (loss)	(3,971)	2,440	(2,266)	(6,423)	(10,220)

Loss attributable to noncontrolling interest	6	(8)	1	11	10

Net income (loss) attributable to controlling interests	(3,965)	2,432	(2,265)	(6,412)	(10,210)

Preferred stock dividends	(657)	(837)	(837)	(838)	(3,169)

Net earnings (loss) available to common shareholders	$(4,622)	$1,595	$(3,102)	$(7,250)	$(13,379)

NET EARNINGS (LOSS) PER COMMON SHARE - BASIC AND DILUTED
EPS from continuing operations	$(1.10)	$(0.74)	$(0.39)	$(2.41)	$(4.64)

EPS from discontinued operations *	$(0.50)	$1.29	$(0.69)	$(0.10)	$0.00

EPS Basic and Diluted *	$(1.60)	$0.55	$(1.08)	$(2.51)	$(4.64)

At the end of the fourth quarter, a valuation allowance of $6,337 was taken against our deferred tax asset, creating an income tax expense for the quarter.

*	Quarterly EPS data does not add to total year, due to rounding

	Quarters Ended (unaudited)
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	YTD 2011

2011
Revenues	$12,087	$16,165	$17,553	$13,852	$59,657
Expenses	13,562	14,400	15,081	13,444	56,487

Earnings (losses) before net gains (losses) on disposition of assets, other income, interest expense and income taxes	(1,475)	1,765	2,472	408	3,170

Net gains (losses) on dispositions of assets	(2)	1	1,141	—	1,140
Other income	85	20	2	—	107
Interest	(1,749)	(1,551)	(1,408)	(1,560)	(6,268)
Impairment	—	(2,801)	—	(1,722)	(4,523)

Earnings (loss) from continuing operations before income taxes	(3,141)	(2,566)	2,207	(2,874)	(6,374)

Income tax expense (benefit)	(507)	176	294	(153)	(190)

Earnings (loss) from continuing operations	(2,634)	(2,742)	1,913	(2,721)	(6,184)

Gains (losses) from discontinued operations	(1,077)	(1,370)	(3,317)	(5,529)	(11,293)

Net loss	(3,711)	(4,112)	(1,404)	(8,250)	(17,477)

Loss attributable to noncontrolling interest	11	3	(8)	26	32

Net loss attributable to controlling interests	(3,700)	(4,109)	(1,412)	(8,224)	(17,445)

Preferred stock dividends	(368)	(369)	(369)	(368)	(1,474)

Net loss available to common shareholders	$(4,068)	$(4,478)	$(1,781)	$(8,592)	$(18,919)

NET EARNINGS (LOSS) PER COMMON SHARE - BASIC AND DILUTED
EPS from continuing operations	$(1.04)	$(1.08)	$0.53	$(1.07)	$(2.66)

EPS from discontinued operations *	$(0.38)	$(0.48)	$(1.15)	$(1.92)	$(3.93)

EPS Basic and Diluted *	$(1.42)	$(1.56)	$(0.62)	$(2.99)	$(6.59)

*	Quarterly EPS data does not add to total year, due to rounding

Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

Subsequent Events

On April 18, 2013, the Company sold a Super 8 in Fort Madison, Iowa (40 rooms) for $1.1 million. Proceeds were used to pay off the associated debt.

Our credit facilities with Great Western Bank require us to maintain a loan-specific debt service coverage ratio of 1.20:1 or more. In the event the ratio is below the requirement on any measurement date, the loan agreement provides for an automatic decrease in the availability of the revolving credit facility in an amount sufficient to meet the required ratio. On March 31, 2013 the loanspecific debt service coverage ratio was 1.18:1; accordingly, the availability of our revolving credit facility was decreased from $12.5 million to $12.1 million to maintain compliance with the loan-specific debt service coverage ratio requirement of 1.20:1. The availability of our revolving credit facility is adjusted quarterly, subject to maximum availability of $12.5 million.

On May 1, 2013, the Company sold a Masters Inn in Tuscaloosa, Alabama (151 rooms) for $1.8 million. Proceeds were used to reduce the balance of the revolving credit facility with Great Western Bank.

On August 14, the Company effected a one-for-eight reverse split of the Company's common stock. Certain amounts in this Form 8-K have been retroactively adjusted to reflect the one-for-eight split.

Subsequent to March 31, 2013, the Company classified an additional seven hotels as held for sale, bringing the total hotels held for sale to 29.

Note 16.	Subsequent Events

On January 10, 2013, the Company obtained a $2.4 million loan from First State Bank in Fremont, Nebraska. The loan is secured by four hotels, bears interest at 5.5%, and matures on September 1, 2016. Proceeds of the loan were used for operations.

On February 13, 2013, the Company sold a Guesthouse Inn in Ellenton, Florida (63 rooms) for $1.26 million, and a Days Inn in Fredericksburg, Virginia (120 rooms) for $2.05 million. Proceeds from the sale of the Days Inn were used to pay off the associated debt, while the remaining proceeds were used for general corporate purposes.

On February 21, 2013, the rate on the $2.9 million balance owed to Elkhorn Valley Bank was dropped from 6.25% to 5.50%.

On August 14, the Company effected a one-for-eight reverse split of the Company's common stock. Certain amounts in this form 8-K have been retroactively adjusted to reflect the one-for-eight split.

Subsequent to year end, the Company classified an additional seven hotels as held for sale, bringing the total hotels held for sale to 29.

Schedule III Real Estate And Accumulated Depreciation	12 Months Ended
Dec. 31, 2012
Schedule III Real Estate And Accumulated Depreciation [Abstract]
Schedule III Real Estate And Accumulated Depreciation

Supertel Hospitality, Inc. and Subsidiaries

SCHEDULE III – REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2012, 2011 and 2010

		Initial Cost		Additions, (Dispositions), (Impairments), Subsequent to Acquisition		Gross Amount at December 31, 2012
Hotel and Location	Encumbrance	Land	Buildings & Improvements	Land	Buildings & Improvements	Land	Buildings & Improvements	Accumulated Depreciation	Net Book Value

Comfort Inn
Chambersburg, Pennsylvania	MS	89,000	2,346,362	—	386,713	89,000	2,733,075	(1,250,593)	1,571,482
Culpeper, Virginia	MS	182,264	2,142,652	—	633,425	182,264	2,776,077	(1,272,318)	1,686,023
Farmville, Virginia	MS	253,618	2,162,087	—	617,576	253,618	2,779,663	(1,458,858)	1,574,423
Morgantown, West Virginia	MS	398,322	3,853,651	—	1,066,039	398,322	4,919,690	(2,470,535)	2,847,477
New Castle, Pennsylvania	MS	56,648	4,101,254	—	765,950	56,648	4,867,204	(2,165,694)	2,758,158
Princeton, West Virginia	MS	387,567	1,774,501	—	733,503	387,567	2,508,004	(1,395,905)	1,499,666
Rocky Mount, Virginia	MS	193,841	2,162,429	—	224,108	193,841	2,386,537	(1,212,249)	1,368,129
Solomons, Maryland	GE	2,303,990	2,988,255	—	2,074,407	2,303,990	5,062,662	(3,034,274)	4,332,378
Fayetteville, North Carolina	CITI	725,000	3,910,514	—	572,683	725,000	4,483,197	(1,392,687)	3,815,510
Fayetteville Car Wash, North Carolina	CITI	—	164,128	—	8,707	—	172,835	(70,410)	102,425
Erlanger, Kentucky	SOLD	750,000	2,822,201	(750,000)	(2,822,201)	—	—	—	—
Alexandria, Virginia	WA BMI	2,500,000	9,373,060	—	1,764,097	2,500,000	11,137,157	(2,513,396)	11,123,761
Glasgow, Kentucky	GE 3CI	500,000	2,456,305	—	613,344	500,000	3,069,649	(671,931)	2,897,718

Super 8
Creston, Iowa	MS	56,000	840,580	89,607	2,405,831	145,607	3,246,411	(1,963,703)	1,428,315
Columbus, Nebraska	GWB	51,716	571,178	51,667	739,793	103,383	1,310,971	(912,864)	501,490
O'Neill, Nebraska	MS	75,000	667,074	46,075	1,165,880	121,075	1,832,954	(1,133,375)	820,654
Omaha, Nebraska	GWB	164,034	1,053,620	—	1,304,695	164,034	2,358,315	(1,705,227)	817,122
Lincoln, Nebraska (West "O")	SOLD	139,603	1,234,988	(139,603)	(1,234,988)	—	—	—	—
Lincoln, Nebraska (Cornhusker)	GWB	226,174	1,068,520	271,817	1,942,999	497,991	3,011,519	(1,979,398)	1,530,112
Keokuk, Iowa	MS	55,000	642,783	71,175	654,675	126,175	1,297,458	(973,546)	450,087
Iowa City, Iowa	MS	227,290	1,280,365	—	642,831	227,290	1,923,196	(1,471,711)	678,775
Omaha, Nebraska (Ak-sar-ben)	SOLD	203,453	1,054,497	(203,453)	(1,054,497)	—	—	—	—
Kirksville, Missouri	GWB	151,225	830,457	—	416,438	151,225	1,246,895	(887,261)	510,859
Burlington, Iowa	MS	145,000	867,116	—	374,847	145,000	1,241,963	(906,398)	480,565
Sedalia, Missouri	SOLD	185,025	917,809	(185,025)	(917,809)	—	—	—	—
Hays, Kansas	GWB	317,762	1,133,765	19,519	533,276	337,281	1,667,041	(1,211,545)	792,777
Moberly, Missouri	GWB	60,000	1,075,235	—	482,308	60,000	1,557,543	(1,139,417)	478,126
Pittsburg, Kansas	MS	130,000	852,131	—	381,046	130,000	1,233,177	(895,673)	467,504
Manhattan, Kansas	GWB	261,646	1,254,175	(10,000)	695,906	251,646	1,950,081	(1,301,759)	899,968
Clinton, Iowa	SOLD	135,153	805,067	(135,153)	(805,067)	—	—	—	—
Mt. Pleasant, Iowa	MS	85,745	536,064	21,508	602,620	107,253	1,138,684	(766,347)	479,590
Wichita, Kansas	SOLD	435,087	1,806,979	(435,087)	(1,806,979)	—	—	—	—
Pella, Iowa	NON	61,853	664,610	—	206,528	61,853	871,138	(572,039)	360,952
Storm Lake, Iowa	MS	90,033	819,202	41,344	653,645	131,377	1,472,847	(912,632)	691,592
West Plains, Missouri	GWB	112,279	861,178	—	279,120	112,279	1,140,298	(733,858)	518,719
Jefferson City, Missouri	GWB	264,707	1,206,886	—	457,832	264,707	1,664,718	(1,087,956)	841,469
El Dorado, Kansas	SOLD	96,764	418,333	(96,764)	(418,333)	—	—	—	—
Wayne, Nebraska	GWB	79,127	685,135	—	268,711	79,127	953,846	(557,278)	475,695
Batesville, Arkansas	GWB	81,483	811,371	—	301,439	81,483	1,112,810	(675,935)	518,358
Fayetteville, Arkansas	SOLD	255,731	1,549,271	(255,731)	(1,549,271)	—	—	—	—
Omaha, Nebraska (West Dodge)	GWB	593,518	1,758,275	(39,599)	396,852	553,919	2,155,127	(1,249,418)	1,459,628
Watertown, South Dakota	SOLD	51,237	1,296,312	(51,237)	(1,296,312)	—	—	—	—
Norfolk, Nebraska	NON	226,971	1,587,581	—	609,375	226,971	2,196,956	(1,169,932)	1,253,995
Muscatine, Iowa	SOLD	204,890	1,616,090	(204,890)	(1,616,090)	—	—	—	—
Fort Madison, Iowa	GWB	104,855	871,075	—	280,892	104,855	1,151,967	(659,735)	597,087
Portage, Wisconsin	MS	203,032	1,839,321	—	363,640	203,032	2,202,961	(1,150,349)	1,255,644
Antigo, Wisconsin	SOLD	234,605	1,485,579	(234,605)	(1,485,579)	—	—	—	—
Shawano, Wisconsin	NON	244,935	1,672,123	(38,916)	94,168	206,019	1,766,291	(985,063)	987,247

71

Supertel Hospitality, Inc. and Subsidiaries

SCHEDULE III – REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2012, 2011 and 2010

		Initial Cost		Additions, (Dispositions), (Impairments), Subsequent to Acquisition		Gross Amount at December 31, 2010
Hotel and Location	Encumbrance	Land	Buildings & Improvements	Land	Buildings & Improvements	Land	Buildings & Improvements	Accumulated Depreciation	Net Book Value

Super 8 - continued
Tomah, Wisconsin	GWB	211,975	2,079,714	(59,834)	467,911	152,141	2,547,625	(1,317,439)	1,382,327
Menomonie, Wisconsin	MS	451,520	2,398,446	—	407,759	451,520	2,806,205	(1,356,740)	1,900,985
Clarinda, Iowa	GWB	75,000	1,276,923	—	201,947	75,000	1,478,870	(394,743)	1,159,127
Billings, Montana	GE MOA	518,000	4,807,220	—	210,517	518,000	5,017,737	(966,355)	4,569,382
Boise, Idaho	GE MOA	612,000	5,709,976	(308,414)	(2,947,459)	303,586	2,762,517	(348,670)	2,717,433
Columbus, Georgia	GE MOA	441,000	4,173,299	(223,155)	(1,999,458)	217,845	2,173,841	(369,706)	2,021,980
Terre Haute, Indiana	GE MOA	547,000	4,976,600	(314,145)	(2,642,433)	232,855	2,334,167	(508,031)	2,058,991
Green Bay, Wisconsin	GE-GB	570,000	2,784,052	(16,031)	109,114	553,969	2,893,166	(502,548)	2,944,587

Sleep Inn
Omaha, Nebraska	EVB	400,000	3,275,773	(47,816)	284,885	352,184	3,560,658	(1,088,062)	2,824,780
Louisville, Kentucky	GE LSI	350,000	1,288,002	(26,145)	461,091	323,855	1,749,093	(534,142)	1,538,806

Harlan, Kentucky	GE	—	2,949,276	—	955,581	—	3,904,857	(1,780,783)	2,124,074

Quality Inn
Danville, Kentucky	MS	155,717	2,971,403	—	858,959	155,717	3,830,362	(1,910,832)	2,075,247
Minocqua, Wisconsin	GWB	214,505	1,458,389	—	365,371	214,505	1,823,760	(881,971)	1,156,294
Sheboygan, Wisconsin	GWB	286,970	1,716,782	—	421,281	286,970	2,138,063	(1,111,496)	1,313,537

Hampton Inn
Cleveland, Tennessee	MS	212,914	2,370,499	—	1,058,857	212,914	3,429,356	(1,839,626)	1,802,644
Shelby, North Carolina	MS	253,921	2,782,042	—	1,179,498	253,921	3,961,540	(2,300,003)	1,915,458

Comfort Suites
Dover, Delaware	SOLD	337,113	5,179,187	(337,113)	(5,179,187)	—	—	—	—
Ft. Wayne, Indiana	CITI	1,200,000	4,803,605	—	1,373,853	1,200,000	6,177,458	(1,745,991)	5,631,467
Lafayette, Indiana	CITI	850,000	3,473,808	—	621,693	850,000	4,095,501	(1,095,641)	3,849,860
Marion, Indiana	CITI	430,000	1,945,383	—	776,513	430,000	2,721,896	(771,174)	2,380,722
South Bend, Indiana	GE SB	500,000	11,512,314	(196,456)	1,090,468	303,544	12,602,782	(2,721,353)	10,184,973
Warsaw, Indiana	CITI	650,000	2,500,570	—	544,876	650,000	3,045,446	(771,027)	2,924,419
Louisville, Kentucky	GE 3CI	500,000	2,186,715	(84,684)	525,270	415,316	2,711,985	(865,288)	2,262,013

Ramada Ltd
Ellenton, Florida	SOLD	546,945	2,293,464	(546,945)	(2,293,464)	—	—	—	—

Guest House Inn
Ellenton, Florida	NON	290,373	2,102,371	(82,210)	(759,314)	208,163	1,343,057	(372,047)	1,179,173
Jackson, Tennessee	SOLD	261,506	3,430,541	(261,506)	(3,430,541)	—	—	—	—

Baymont Inn
Brooks, Kentucky	GE 3CI	500,000	2,008,474	(212,952)	(513,845)	287,048	1,494,629	(421,891)	1,359,786

Days Inn
Farmville, Virginia	MS	384,591	1,967,727	—	464,888	384,591	2,432,615	(1,251,933)	1,565,273
Alexandria, Virginia	WA BMI	2,500,000	6,544,271	—	1,746,033	2,500,000	8,290,304	(2,048,496)	8,741,808
Fredericksburg South, Virginia	WA BMI	1,510,000	1,786,979	(878,602)	(470,659)	631,398	1,316,320	(298,922)	1,648,796
Shreveport, Louisiania	WA BMI	1,250,000	2,964,484	(647,441)	(717,097)	602,559	2,247,387	(731,655)	2,118,291
Bossier City, Louisiania	GWB	1,025,000	5,117,686	(251,463)	(591,705)	773,537	4,525,981	(808,564)	4,490,954
Fredericksburg North, Virginia	EVB	650,000	3,142,312	(370,351)	(867,283)	279,649	2,275,029	(627,222)	1,927,456
Ashland, Kentucky	GE 2DI	320,000	1,303,003	—	422,781	320,000	1,725,784	(465,331)	1,580,453

72

Supertel Hospitality, Inc. and Subsidiaries

SCHEDULE III – REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2012, 2011 and 2010

		Initial Cost		Additions, (Dispositions), (Impairments), Subsequent to Acquisition		Gross Amount at December 31, 2010
Hotel and Location	Encumbrance	Land	Buildings & Improvements	Land	Buildings & Improvements	Land	Buildings & Improvements	Accumulated Depreciation	Net Book Value

Days Inn - continued
Glasgow, Kentucky	GE 2DI	425,000	2,206,805	—	198,852	425,000	2,405,657	(456,082)	2,374,575
Sioux Falls, Airport	GE SF	—	2,397,714	—	245,396	—	2,643,110	(543,167)	2,099,943
Sioux Falls, Empire	GE SF	480,000	1,988,692	—	270,347	480,000	2,259,039	(474,216)	2,264,823

Extended Stay-Savannah Suites
Atlanta, Georgia	GE PINE *	1,865,000	3,997,960	(981,833)	(1,837,929)	883,167	2,160,031	(500,804)	2,542,394
Augusta, Georgia	GE SS	750,000	3,816,246	—	241,738	750,000	4,057,984	(907,269)	3,900,715
Chamblee, Georgia	GE SS	1,650,000	3,563,648	—	157,649	1,650,000	3,721,297	(876,859)	4,494,438
Greenville, South Carolina	GE SS	550,000	3,408,375	(255,316)	(1,506,296)	294,684	1,902,079	(371,398)	1,825,365
Jonesboro, Georgia	GE SS	875,000	2,978,463	(394,903)	(1,268,474)	480,097	1,709,989	(331,356)	1,858,730
Savannah, Georgia	GE SS	1,250,000	4,052,678	(535,827)	(1,784,141)	714,173	2,268,537	(300,015)	2,682,695
Stone Mountain, Georgia	GE SS	725,000	3,840,600	(258,650)	(1,433,564)	466,350	2,407,036	(350,681)	2,522,705

Supertel Inn
Creston, Iowa	GWB	234,866	2,708,224	—	19,994	234,866	2,728,218	(769,972)	2,193,112

Key West Inns
Key Largo, Florida	MS	339,425	3,238,530	—	1,316,757	339,425	4,555,287	(2,116,869)	2,777,843

Masters
Columbia-I26, South Carolina	GE Masters	450,000	1,395,861	(199,104)	(400,906)	250,896	994,955	(166,255)	1,079,596
Columbia-Knox Abbot Dr, South Carolina	GE Masters	—	1,474,612	—	(673,714)	—	800,898	(253,048)	547,850
Charleston North, South Carolina	GE Masters	700,000	2,895,079	(457,936)	(1,473,085)	242,064	1,421,994	(298,258)	1,365,800
Garden City, Georgia	GE Masters	570,000	2,443,603	(332,371)	(1,033,992)	237,629	1,409,611	(249,741)	1,397,499
Tampa East, Florida	GE Masters	192,416	3,413,132	(132,881)	(2,253,182)	59,535	1,159,950	(303,985)	915,500
Tampa Fairgrounds, Florida	SOLD	580,000	3,018,614	(580,000)	(3,018,614)	—	—	—	—
Tuscaloosa, Alabama	GE Masters	740,000	4,025,844	(498,741)	(2,199,370)	241,259	1,826,474	(333,332)	1,734,401

Hilton Garden Inn
Dowell, Maryland	CAN	1,400,000	9,815,044		334,247	1,400,000	10,149,291	(184,024)	11,365,267

Subtotal Hotel Properties		47,133,940	255,853,158	(11,660,177)	(13,252,813)	35,473,763	242,600,345	(87,906,282)	190,167,826
Construction in Progress		—	—	—	794,419	—	794,419	—	794,419
Office building		68,765	1,516,627	(68,765)	(895,633)	—	620,994	(492,626)	128,368

Total		$47,202,705	$257,369,785	$(11,728,942)	$(13,354,027)	$35,473,763	$244,015,758	$(88,398,908)	$191,090,613

*	Atlanta Land includes value of land lease

73

Supertel Hospitality, Inc. and Subsidiaries

SCHEDULE III – REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2012, 2011 and 2010

Encumbrance codes refer to the following lenders:

MS	Morgan Stanley	EVB	Elkhorn Valley Bank
GWB	Great Western Bank	CITI	Citigroup Global Markets Realty
GE SB	GE Franchise Finance	GE	GE Franchise Finance
GE SS	GE Franchise Finance	CAN	Cantor
GE Pine	GE Franchise Finance	GE MOA	GE Franchise Finance
GE Masters	GE Franchise Finance	GE SF	GE Franchise Finance
GE GB	GE Franchise Finance	GE 3CI	GE Franchise Finance
GE LSI	GE Franchise Finance	GE 2 DI	GE Franchise Finance
NON	Unencumbered

74

Supertel Hospitality, Inc. and Subsidiaries

NOTES TO SCHEDULE III – REAL ESTATE AND ACCUMULATED DEPRECIATION

AS OF DECEMBER 31, 2012

	ASSET BASIS	Total

(a)	Balance at January 1, 2010	$359,692,400

	Additions to buildings and improvements	$4,344,356
	Disposition of buildings and improvements	(17,101,252)
	Impairment loss	(8,555,306)

	Balance at December 31, 2010	$338,380,198

	Additions to buildings and improvements	$4,963,538
	Disposition of buildings and improvements	(16,983,570)
	Impairment loss	(19,207,224)

	Balance at December 31, 2011	$307,152,942

	Additions to buildings and improvements	$17,168,418
	Disposition of buildings and improvements	(32,488,064)
	Impairment loss	(12,343,775)

	Balance at December 31, 2012	$279,489,521

	ACCUMULATED DEPRECIATION	Total

(b)	Balance at January 1, 2010	$93,961,656

	Depreciation for the period ended December 31, 2010	$11,710,060
	Depreciation on assets sold or disposed	(7,168,962)
	Impairment loss	(356,732)

	Balance at December 31, 2010	$98,146,022

	Depreciation for the period ended December 31, 2011	$9,996,077
	Depreciation on assets sold or disposed	(5,324,345)
	Impairment loss	(4,899,083)

	Balance at December 31, 2011	$97,918,671

	Depreciation for the period ended December 31, 2012	$8,787,781
	Depreciation on assets sold or disposed	(16,135,646)
	Impairment loss	(2,171,898)

	Balance at December 31, 2012	$88,398,908

(c)	The aggregate cost of land, buildings, furniture and equipment for Federal income tax purposes is approximately $321 million (unaudited).

(d)	Depreciation is computed based upon the following useful lives:

Buildings and improvements	15 - 40 years
Furniture and equipment	3 - 12 years

The Company has mortgages payable on the properties as noted. Additional mortgage information can be found in Note 7 to the consolidated financial statements.

Consolidated Financial Statements	3 Months Ended
Mar. 31, 2013
Organization And Summary Of Significant Accounting Policies [Abstract]
Consolidated Financial Statements

Consolidated Financial Statements

The Company has prepared the condensed consolidated balance sheet as of March 31, 2013, the condensed consolidated statements of operations for the three months ended March 31, 2013 and 2012, and the condensed consolidated statements of cash flows for the three months ended March 31, 2013 and 2012 without audit, in conformity with U. S. generally accepted accounting principles. In the opinion of management, all necessary adjustments (which include only normal recurring adjustments) have been made to present fairly the financial position as of March 31, 2013 and the results of operations and cash flows for all periods presented. Balance sheet data as of December 31, 2012 has been derived from the audited consolidated financial statements as of that date. The preparation of financial statements in conformity with generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Certain information and footnote disclosures, normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles, have been condensed or omitted, although management believes that the disclosures are adequate to make the information presented not misleading. These consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012. The results of operations for the three months ended March 31, 2013 are not necessarily indicative of the operating results for the full year.

Derivative Liabilities	3 Months Ended
Mar. 31, 2013
Derivative Liabilities [Abstract]
Derivative Liabilities

Derivative Liabilities

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. However, fair value accounting requires bifurcation of certain embedded derivative instruments such as conversion features in convertible debt or equity instruments, and measurement at their fair value for accounting purposes. The conversion feature embedded in the Series C convertible preferred stock was evaluated, and it was determined that the conversion features should be bifurcated from its host instrument and accounted for as a freestanding derivative. In addition the common stock warrants issued with the Series C convertible preferred stock were also determined to be freestanding derivatives. The following summarizes our derivative liabilities at March 31, 2013 and December 31, 2012

(in thousands):	March 31, 2013	December 31, 2012
Series C preferred embedded derivative	$7,416	$7,205
Warrant derivative	8,836	8,730

	$16,252	$15,935

The amendment to the Company's articles of incorporation, setting forth the terms of the Series C convertible preferred stock, the host instrument, includes an antidilution provision that requires an adjustment in the common stock conversion ratio should subsequent issuances of the Company's common stock be issued below the instruments' original conversion price of $8.00 per share. Accordingly we bifurcated the embedded conversion feature which is shown as a derivative liability recorded at fair value on the accompanying consolidated balance sheets as of March 31, 2013 and December 31, 2012.

The agreement setting forth the terms of the common stock warrants issued to the holders of the Series C convertible preferred stock also includes an antidilution provision that requires a reduction in the warrant's exercise price of $9.60 should the conversion ratio of the Series C convertible preferred stock be adjusted due to antidilution provisions. Accordingly, the warrants do not qualify for equity classification, and, as a result, the fair value of the derivative is shown as a derivative liability on the accompanying consolidated balance sheets as of March 31, 2013 and December 31, 2012.

Fair Value Measurements	3 Months Ended
Mar. 31, 2013
Fair Value Measurements [Abstract]
Fair Value Measurements

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are utilized to determine the value of certain liabilities, to perform impairment assessments, and for disclosure purposes. In February 2012 the Company issued financial instruments with features that were determined to be derivative liabilities, and as a result must be measured at fair value on a recurring basis under Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") 820-10 Fair Value Measurements and Disclosures – Overall. In addition we apply the fair value provisions of ASC 820-10-35 Fair Value Measurements and Disclosures – Overall – Subsequent Measurement, for our nonfinancial assets which include our held for sale hotels, and the disclosure of the fair value of our debt.

Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access at the measurement date.

Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 non-financial asset valuations use unobservable inputs that reflect our assumptions about the assumptions that market participants would use in pricing the asset or liability. We develop these inputs based on the best information available, including our own data. Financial asset and liability valuation inputs include unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the liability; this includes pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

Non financial assets

Nonfinancial asset fair value measurements are discussed below in the note "Impairment Losses."

Financial instruments

As of March 31, 2013 and December 31, 2012 the fair value of the derivative liabilities was determined by the Monte Carlo simulation method. The Monte Carlo simulation method is a generally accepted statistical method used to generate a defined number of stock price paths in order to develop a reasonable estimate of the range of future expected stock prices of the Company and its peer group and minimizes standard error.

The fair value of the Company's financial liabilities carried at fair value and measured on a recurring basis as of March 31, 2013 and December 31, 2012 are as follows (in thousands):

	Fair Value at March 31, 2013	Level 1	Level 2	Level 3
Series C preferred embedded derivative	$7,416	$—	$—	$7,416
Warrant derivative	8,836	—	—	8,836

	$16,252	$—	$—	$16,252

	Fair Value at December 31, 2012	Level 1	Level 2	Level 3
Series C preferred embedded derivative	$7,205	$—	$—	$7,205
Warrant derivative	8,730	—	—	8,730

	$15,935	$—	$—	$15,935

There were no transfers between levels during the three months ended March 31, 2013 and the twelve months ended December 31, 2012.

The following table presents a reconciliation of the beginning and ending balances of items measured at fair value on a recurring basis in the table above that used significant unobservable inputs (Level 3), and the realized and unrealized gains (losses) recorded in the Consolidated Statement of Operations in Other income (expenses) during that period (in thousands).

	Three months ending			Three months ending
	March 31, 2013			March 31, 2012
	Series C			Series C
	preferred			preferred
	embedded	Warrant		embedded	Warrant
	derivative	derivative	Total	derivative	derivative	Total
Fair value at beginning of period	7,205	8,730	$15,935	—	—	$—
Net unrealized (gains) losses, included in other income (loss)	211	106	317	934	279	1,213
Purchases, sales, issuances and settlements, net	—	—	—	7,075	8,614	15,689
Gross transfers in	—	—	—	—	—	—
Gross transfers out	—	—	—	—	—	—

Fair Value at end of period	7,416	8,836	$16,252	8,009	8,893	$16,902

Changes in realized (gains) losses, included in income on instruments held at end of period	—	—	$—	—	—	$—
Changes in unrealized (gains) losses, included in income on instruments held at end of period	211	106	$317	934	279	$1,213

The Company estimates the fair value of its fixed rate debt and the credit spreads over variable market rates on its variable rate debt by discounting the future cash flows of each instrument at estimated market rates or credit spreads consistent with the maturity of the debt obligation with similar credit policies. Credit spreads take into consideration general market conditions and maturity. The inputs utilized in estimating the fair value of debt are classified in Level 2 of the hierarchy. The carrying value and estimated fair value of the Company's debt as of March 31, 2013 and December 31, 2012 are presented in the table below (dollars in thousands):

	Carrying Value		Estimated Fair Value
	3/31/2012	12/31/2012	3/31/2013	12/31/2012

Continuing operations	$96,693	$93,360	$98,438	$97,631
Discontinued operations	34,670	39,461	35,962	41,528

Total	$131,363	$132,821	$134,400	$139,159

Equity Distribution Agreements	3 Months Ended
Mar. 31, 2013
Equity Distribution Agreements [Abstract]
Equity Distribution Agreements

Equity Distribution Agreement

On March 29, 2011, the Company entered into an equity distribution agreement with JMP Securities LLC ("JMP") pursuant to which the Company may offer and sell up to 250,000 shares of common stock from time to time through JMP. Sales of shares of the Company common stock, if any, under the agreement may be made in negotiated transactions or other transactions that are deemed to be "at the market" offerings, including sales made directly on the Nasdaq Global Market or sales made to or through a market maker other than on an exchange. The common stock will be sold pursuant to the Company's registration statement on Form S-3 (333-170756). During the three months ended March 31, 2013 or 2012 no shares were issued.

Organization And Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2012
Organization And Summary Of Significant Accounting Policies [Abstract]
Principles Of Consolidation

Principles of Consolidation

The consolidated financial statements include the accounts of the Company, the Partnerships and the TRS Lessee. All significant intercompany balances and transactions have been eliminated in consolidation.

Estimates, Risks And Uncertainties

Estimates, Risks and Uncertainties

The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and revenues and expenses recognized during the reporting period. The significant estimates pertain to impairment analysis, allocation of purchase price, and derivative valuation. Actual results could differ from those estimates.

Because of the adverse conditions that exist in the real estate markets, as well as the credit and financial markets, it is possible that the estimates and assumptions that have been utilized in the preparation of the consolidated financial statements could change. Specifically as it relates to the Company's business, the recent economic conditions are expected to continue to negatively affect the Company's operating performance, as well as its liquidity position.

Liquidity

Liquidity

Our income and ability to meet our debt service obligations, and make distributions to our shareholders, depends upon the operations of the hotels being conducted in a manner that maintains or increases revenue, or reduces expenses, to generate sufficient hotel operating income for TRS Lessee to pay the hotels' operating expenses, including management fees and rents to us. We depend on rent payments from TRS Lessee to pay our operating expenses and debt service and to make distributions to shareholders.

The Company's operating performance, as well as its liquidity position, has been and continues to be negatively affected by current economic conditions, many of which are beyond our control. The Company anticipates that these adverse economic conditions are likely to continue for a period of time but could abate somewhat over the next year; however, in addition to our operating performance, the other sources described below will be essential to our liquidity and financial position.

Our business requires continued access to adequate capital to fund our liquidity needs. In February 2012, the Company issued 3 million shares of Series C convertible preferred stock which provided $28.6 million of net proceeds. The Company agreed to use $20 million to pursue hospitality acquisitions, as well as an additional $5 million to pursue hospitality acquisitions within a reasonable period thereafter. We have used $6.6 million to purchase a hotel and remain committed to use $18.4 for hospitality acquisitions. As of February 28, 2013, we also have used $6.9 million for debt repayment and for operational funds from the proceeds committed to hospitality acquisitions, and we intend to replace these funds so that they are ultimately available for acquisitions. Each year the Company reviews its entire portfolio, identifies properties considered non-core and develops timetables for disposal of those assets deemed non-core. We focus on improving our liquidity through cash generating asset sales and disposition of assets that are not generating cash at levels consistent with our investment principles. In 2013, our foremost priorities continue to be preserving and generating capital sufficient to fund our liquidity needs. Given the deterioration and uncertainty in the economy and financial markets, management believes that access to conventional sources of capital will be challenging and management has planned accordingly. We are also working to proactively address challenges to our short-term and long-term liquidity position.

The following are the expected actual and potential sources of liquidity, which if realized we currently believe will be sufficient to fund our near and long-term obligations:

•	Cash and cash equivalents;

•	Cash generated from operations;

•	Proceeds from asset dispositions;

•	Proceeds from additional secured or unsecured debt financings; and/or

•	Proceeds from public or private issuances of debt or equity securities.

The Company has significant indebtedness with Great Western Bank maturing before the end of the year; two term loans totaling $14.1 million and a $12.5 million revolving line of credit with a current balance of $2.5 million, all of which mature in June 2013. The Company believes the debt will be refinanced with the existing lender on acceptable terms. If we are not successful in negotiating the refinancing of this debt or finding alternate sources of financing in a difficult borrowing environment, we will be unable to meet the Company's near-term liquidity requirements.

These above sources are essential to our liquidity and financial position, and we cannot assure you that we will be able to successfully access them (particularly in the current economic environment). If we are unable to generate cash from these sources, we may have liquidity-related capital shortfalls and will be exposed to default risks. The significant issues with access to the liquidity sources identified above could lead to our insolvency.

In the near-term, the Company's cash flow from operations is not projected to be sufficient to meet all of our liquidity needs. In response, management has identified non-core assets in our portfolio to be liquidated over a one to ten year period. Among the criteria for determining properties to be sold was the potential upside when hotel fundamentals return to stabilized levels. The 29 properties held for sale as of December 31, 2012 were determined to be less likely to participate in increased cash flow levels when markets do improve. As such, we expect these dispositions to help us (1) preserve cash, through potential disposition of properties with current or projected negative cash flow and/or other potential near-term cash outlay requirements (including debt maturities) and (2) generate cash, through the potential disposition of strategically identified non-core assets that we believe have equity value above debt.

We are actively marketing the 29 properties held for sale, which we anticipate will result in the elimination of an estimated $39.5 million of debt and generate an expected $0.6 million of proceeds for operations. We have had significant interest in many of our 29 held for sale properties. However, some of the markets have experienced a decrease in expected pricing. If this trend continues to worsen, we may be unable to complete the disposition of identified properties in a manner that would generate cash flow in line with management's estimates as noted above. Our ability to dispose of these assets is impacted by a number of factors. Many of these factors are beyond our control, including general economic conditions, availability of financing and interest rates. In light of the current economic conditions, we cannot predict:

•	whether we will be able to find buyers for identified assets at prices and/or other terms acceptable to us;

•	whether potential buyers will be able to secure financing; and

•	the length of time needed to find a buyer and to close the sale of a property.

As our debt matures, our principal payment obligations also present significant future cash requirements. We expect lenders will continue to maintain tight lending standards, which could make it more difficult for us to obtain future credit facilities or loans on terms similar to the terms of our current credit facilities and loans or to obtain long-term financing on favorable terms or at all.

We may not be able to successfully extend, refinance or repay our debt due to a number of factors, including decreased property valuations, limited availability of credit, tightened lending standards and challenging economic conditions. Historically, extending or refinancing loans has required the payment of certain fees to, and expenses of, the applicable lenders. Any future extensions or refinancing will likely require increased fees due to tightened lending practices. These fees and cash flow restrictions will affect our ability to fund other liquidity uses. In addition, the terms of the extensions or refinancing may include operational and financial covenants significantly more restrictive than our current debt covenants.

The Company is required to meet various financial covenants required by its existing lenders. If the Company's future financial performance fails to meet these financial covenants, then its lenders also have the ability to take control of its encumbered hotel assets. Defaults with lenders due to failure to repay or refinance debt when due or failure to comply with financial covenants could also result in defaults under our facilities with Great Western Bank and GE Franchise Finance Commercial LLC ("GE"). Our Great Western Bank and GE facilities contain cross-default provisions which would allow Great Western Bank and GE to declare a default and accelerate our indebtedness to them if we default on our other loans, and such default would permit that lender to accelerate our indebtedness under any such loan. If this were to happen, whether due to failure to repay or refinance debt when due or failure to comply with financial covenants, the Company's ability to conduct business could be severely impacted as there can be no assurance that the adequacy and timeliness of cash flow would be available to meet the Company's liquidity requirements. Should the Company be unable to maintain compliance with financial covenants, we will be required to obtain waivers or, where allowed, cure the violation through additional principal payments. There is no assurance that the Company will be able to obtain waivers, if needed. Although the Company believes we will have sufficient funds to make additional principal payments, if required, there is no guarantee that the necessary money will be available. The Company has in the past obtained waivers and modifications of its financial covenants with certain of its lenders in order to avoid defaults; however, there is no certainty that the Company could obtain waivers or modifications in the future, if the need arises.

The Company did not declare a common stock dividend during 2011 or 2012. The Company will monitor requirements to maintain its REIT status and will routinely evaluate the dividend policy. The company intends to continue to meet it dividend requirements to retain its REIT status.

Sources and Uses of Cash

At December 31, 2012, available cash was $0.9 million and the Company's available borrowing capacity on the Great Western Bank $11.5 million revolver was $9.0 million. In January 2013, the borrowing capacity on the Great Western Bank revolver was increased to $12.5 million. The Company projects that at December 31, 2012 cash flows from operations, the Great Western Bank revolver and the sources identified above will be sufficient to meet both short term and long term liquidity requirements.

We completed a private offering of 3.0 million shares of Series C convertible preferred stock in February 2012. Net proceeds of the offering, less expenses, were approximately $28.6 million. We agreed to use $20 million of the net proceeds to pursue hospitality acquisitions which are consistent with the investment strategy of the Company's Board of Directors, as well as an additional $5 million to pursue hospitality acquisitions within a reasonable period thereafter. In February 2012, a portion of the net proceeds were used to pay down the Great Western Bank revolver to $0. $6.6 million of the net proceeds have been used in the acquisition of a 100 room Hilton Garden Inn in Dowell, Maryland in May 2012.

On March 29, 2012, our loan facilities with GE were amended to, among other things, require a principal prepayment of $7 million on or before December 31, 2012. A $1.1 million note payable to GE was also due on December 31, 2012. A $3.8 million draw from the Great Western Bank revolver and $4.3 million from the sale of unencumbered hotels were used to make these payments to GE on December 31, 2012.

Hotel revenues and operating results are greater in the second and third quarters than in the first and fourth quarters. As a result, we may have to enter into short-term borrowings in our first and fourth quarters in order to offset these fluctuations in revenues. The Company borrowed an aggregate of $2.1 million from the Great Western Bank revolver for operating funds in January and February 2013.

The Great Western Bank revolver is a source of funds for our obligation to IRSA to use proceeds from the sale of the Series C convertible preferred stock for hospitality acquisitions. The borrowings from the Great Western Bank revolver for the GE debt payments on December 31, 2012 and for operational funds in January and February 2013 were made with IRSA's consent. The Company anticipates additional borrowings from the Great Western Bank revolver with IRSA's consent for operational funds through the balance of the first quarter 2013 until revenues and operating results improve as expected in the second quarter of 2013. We have agreed with IRSA to replace those funds when we are able to do so, so that the replacement funds can be available for hospitality acquisitions. In January 2013 a portion of these funds were replaced with the $1.0 million increase in the Great Western Bank revolver and the payment of $3.0 million on the Great Western Bank revolver with proceeds from a loan on previously unencumbered hotels and the sale of hotels.

Short term outflows include monthly operating expenses, estimated annual debt service of $13.5 million, and payment of dividends on Series A and Series B preferred stock, and Series C convertible preferred stock. Our long-term liquidity requirements consist primarily of the costs of renovations and other non-recurring capital expenditures that need to be made periodically with respect to hotel properties, $16.5 million of scheduled debt repayments to Great Western Bank and funds for acquisitions.

We have budgeted to increase our spending on capital improvements from $5.7 million in 2012 to $8.0 million on our existing hotels during 2013. The increase in capital expenditures is a result of complying with brand mandated improvements and initiating projects that we believe will generate a return on investment as we enter a period of anticipated recovery in the lodging sector.

In addition, management has identified noncore assets in our portfolio to be liquidated over a one to ten year period. We project that proceeds from anticipated property sales during 2013, net of expenses and debt repayment, of $4.0 million will be available for the Company's cash needs. We project that our operating cash flow, Great Western Bank revolver and the sources identified above will be sufficient to satisfy all of our liquidity and other capital needs for 2013. However, if we are not successful in negotiating the refinancing of the Company's debt or finding alternative sources of financing in a difficult borrowing environment, we will be unable to meet the Company's near-term liquidity requirements.

Capitalization Policy

Capitalization Policy

Development and construction costs of properties in development are capitalized including, where applicable, direct and indirect costs, including real estate taxes and interest costs. Development and construction costs and costs of significant improvements, replacements, renovations to furniture and equipment expenditures for hotel properties are capitalized while costs of maintenance and repairs are expensed as incurred.

Deferred Financing Cost

Deferred Financing Cost

Direct costs incurred in financing transactions are capitalized as deferred costs and amortized to interest expense over the term of the related loan using the effective interest method.

Investment in Hotel Properties

Investment in Hotel Properties

Upon acquisition, the Company allocates the purchase price of assets to asset classes based on the fair value of the acquired real estate, furniture, fixtures and equipment, and intangible assets, if any. The Company's investments in hotel properties are carried at cost and are depreciated using the straight-line method over an estimated useful life of 15 to 40 years for buildings and three to twelve years for furniture, fixtures and equipment.

The Company periodically reviews the carrying value of each hotel to determine if circumstances exist indicating impairment to the carrying value of the investment in the hotel or that depreciation periods should be modified. If facts or circumstances support the possibility of impairment, the Company will prepare an estimate of the undiscounted future cash flows, without interest charges, of the specific hotel and determine if the investment in such hotel is recoverable based on the undiscounted future cash flows. If impairment is indicated, an adjustment will be made to the carrying value of the hotel to reflect the hotel at fair value.

In accordance with the provisions of FASB ASC 360-10-45 Property, Plant, and Equipment – Overall – Other Presentation Matters, a hotel is considered held for sale when a contract for sale is entered into, a substantial, non refundable deposit has been committed by the purchaser, and sale is expected to occur within one year, or if management has determined to sell the property within one year. Depreciation of these properties is discontinued at that time, but operating revenues, other operating expenses and interest continue to be recognized until the date of sale. Revenues and expenses of properties that are classified as held for sale or sold are presented as discontinued operations for all periods presented in the statements of operations if the properties will be or have been sold on terms where the Company has limited or no continuing involvement with them after the sale. If active marketing ceases or the properties no longer meet the criteria to be classified as held for sale, the properties are reclassified as operating and measured at the lower of their (a) carrying amount before the properties were classified as held for sale, adjusted for any depreciation expense that would have been recognized had the properties been continuously classified as operating or (b) their fair value at the date of the subsequent decision not to sell.

Gains on sales of real estate are recognized in accordance with FASB ASC 360-20 Property, Plant, and Equipment – Real Estate Sales ("ASC 360-20"). The specific timing of the sale is measured against various criteria of ASC 360-20 related to the terms of the transactions and any continuing involvement in the form of management or financial assistance associated with the properties. If the sales criteria are not met, the gain is deferred and the finance, installment or cost recovery method, as appropriate, is applied until the sales criteria are met. To the extent we sell a property and retain a partial ownership interest in the property, we generally recognize gain to the extent of the third party ownership interest in accordance with ASC 360-20.

Cash and Cash Equivalents

Cash and Cash Equivalents

Cash and cash equivalents include cash and various highly liquid investments with original maturities of three months or less when acquired, and are carried at cost which approximates fair value.

Revenue Recognition

Revenue Recognition

Revenues from the operations of the hotel properties are recognized when earned. Sales taxes collected from customers and remitted to governmental authorities are accounted for on a net basis and therefore are excluded from revenues in the consolidated statements of operations.

Income Taxes

Income Taxes

The Company qualifies and intends to continue to qualify as a REIT under applicable provisions of the Internal Revenue Code, as amended. In general, under such Code provisions, a trust which has made the required election and, in the taxable year, meets certain requirements and distributes to its shareholders at least 90% of its REIT taxable income will not be subject to federal income tax to the extent of the income which it distributes. Earnings and profits, which determine the taxability of dividends to shareholders, differ from net income reported for financial reporting purposes due primarily to differences in depreciation of hotel properties for federal tax purposes. Except with respect to the TRS Lessee, the Company does not believe that it will be liable for significant federal or state income taxes in future years.

Deferred income taxes relate primarily to the TRS Lessee and are accounted for using the asset and liability method. Under this method, deferred income taxes are recognized for temporary differences between the financial reporting bases of assets and liabilities of the TRS Lessee and their respective tax bases and for operating loss and tax credit carryforwards based on enacted tax rates expected to be in effect when such amounts are realized or settled. However, deferred tax assets are recognized only to the extent that it is more likely than not that they will be realized based on consideration of available evidence, including tax planning strategies and other factors.

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Because of the uncertainty surrounding our ability to realize the future benefit of these assets, we have provided a 100% valuation allowance as of December 31, 2012. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. The Company considers projected scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. These estimates of future taxable income inherently require significant judgment. Management uses historical experience and short and long-range business forecasts to develop such estimates. Further, we employ various prudent and feasible tax planning strategies to facilitate the recoverability of future deductions. A cumulative loss in recent years is a significant piece of evidence with respect to realizability that outweighs the other evidence. A cumulative loss for recent years exists because of the company's net operating losses in both the current year and prior two years. Although the company does believe that it will be able to recover the tax loss benefit based on the current and future strategic direction of the company, the company understands that as the loss years continue, the realizability of deferred taxes is impacted.

Under the REIT Modernization Act ("RMA"), which became effective January 1, 2001, the Company is permitted to lease its hotels to one or more wholly owned taxable REIT subsidiaries ("TRS") and may continue to qualify as a REIT provided that the TRS enters into management agreements with an "eligible independent contractor" that will manage the hotels leased by the TRS. The Company formed the TRS Lessee and, effective January 1, 2002, the TRS Lessee leased all of the hotel properties. The TRS Lessee is subject to taxation as a C-Corporation. The TRS Lessee has incurred operating losses for financial reporting and federal income tax purposes for 2012, 2011 and 2010.

Derivative Liabilities

Derivative Liabilities

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. However, fair value accounting requires bifurcation of certain embedded derivative instruments such as conversion features in convertible debt or equity instruments, and measurement at their fair value for accounting purposes. The conversion feature embedded in the Series C convertible preferred stock was evaluated, and it was determined that the conversion features should be bifurcated from its host instrument and accounted for as a freestanding derivative. In addition the common stock warrants issued with the Series C convertible preferred stock were also determined to be freestanding derivatives. The following summarizes our derivative liabilities at December 31, 2012 and 2011:

	December 31,	December 31,
	2012	2011
Series C preferred embedded derivative	$7,205	$—
Warrant derivative	8,730	—

Derivative liability, at fair value	$15,935	$—

The Series C convertible preferred stock embedded derivative and the warrant derivative were initially recorded at their fair value of $7.1 million and $8.6 million, respectively, on the date of issuance, February 1, 2012 and February 15, 2012. At December 31, 2012 the carrying amounts of the derivatives were adjusted to their fair value of $7.2 million and $8.7 million respectively, with a corresponding adjustment to other income (loss). The derivatives are reported as a derivative liability on the accompanying consolidated balance sheets as of December 31, 2012 and will be adjusted to their fair values at each reporting date.

The amendment to the Company's articles of incorporation, setting forth the terms of the Series C convertible preferred stock, the host instrument, includes an antidilution provision that requires an adjustment in the common stock conversion ratio should subsequent issuances of the Company's common stock be issued below the instruments' original conversion price of $8.00 per share. Accordingly we bifurcated the embedded conversion feature which is shown as a derivative liability recorded at fair value on the accompanying consolidated balance sheets as of December 31, 2012.

The agreement setting forth the terms of the common stock warrants issued to the holders of the Series C convertible preferred stock also includes an antidilution provision that requires a reduction in the warrant's exercise price of $9.60 should the conversion ratio of the Series C convertible preferred stock be adjusted due to antidilution provisions. Accordingly, the warrants do not qualify for equity classification, and, as a result, the fair value of the derivative is shown as a derivative liability on the accompanying consolidated balance sheets as of December 31, 2012.

The Company used a Monte Carlo simulation model to value the Series C convertible preferred stock embedded derivatives and the warrants.

Fair Value Measurements

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are utilized to determine the value of certain liabilities, to perform impairment assessments, and for disclosure purposes. In February 2012 the Company issued financial instruments with features that were determined to be derivative liabilities, and as a result must be measured at fair value on a recurring basis under Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") 820-10 Fair Value Measurements and Disclosures – Overall. In addition we apply the fair value provisions of ASC 820-10-35 Fair Value Measurements and Disclosures – Overall – Subsequent Measurement, for our nonfinancial assets which include our held for sale and impaired held for use hotels, and the disclosure of the fair value of our debt.

Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access at the measurement date.

Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 non-financial asset valuations use unobservable inputs that reflect our assumptions about the assumptions that market participants would use in pricing the asset or liability. We develop these inputs based on the best information available, including our own data. Financial asset and liability valuation inputs include unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the liability; this includes pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

During the 12 months ending December 31, 2012, Level 3 inputs were used to determine impairment losses of $7.7 million on held for sale and sold hotels. This includes the recovery of previously recorded impairment for which sale price or fair value exceeded management's previous estimates in the amount of $0.5 million on assets held for sale and sold. The Company also recorded $2.4 million in net impairment loss on held for use hotels. This includes the impairment loss of $2.7 million on one held for use asset and the recovery of previously recorded impairment of $0.3 million on one hotel previously classified as held for sale.

During the 12 months ending December 31, 2011, Level 3 inputs were used to determine net impairment losses of $9.8 million on held for sale and sold hotels. These impairment losses include the recovery of previously recorded impairment for which fair value exceeded management's previous estimates in the amount of $0.7 million on assets held for sale and sold. The Company also recorded $4.5 million in impairment loss on two held for use hotels.

During the 12 months ending December 31, 2010, Level 3 inputs were used to determine net impairment losses of $6.1 million on held for sale and sold hotels. These impairment losses include the recovery of previously recorded impairment for which fair value exceeded management's previous estimates in the amount of $0.9 million on seven assets sold. This recovery was recorded in the period the sale occurred. The Company also recorded $2.1 million in impairment loss on one held for use hotel.

Non financial assets

Nonfinancial asset fair value measurements are discussed below in the note "Impairment Losses".

Financial instruments

As of December 31, 2012, the fair value of the derivative liabilities in connection with the February 2012 issuance was determined by the Monte Carlo simulation method. The Monte Carlo simulation method is a generally accepted statistical method used to generate a defined number of stock price paths in order to develop a reasonable estimate of the range of future expected stock prices of the Company and its peer group and minimizes standard error.

The following tables provide the fair value of the Company's financial liabilities carried at fair value and measured on a recurring basis:

	Fair Value at December 31, 2012	Level 1	Level 2	Level 3
Series C preferred embedded derivative	$7,205	$—	$—	$7,205
Warrant derivative	8,730	—	—	8,730

	$15,935	$—	$—	$15,935

	Fair Value at December 31, 2011	Level 1	Level 2	Level 3
Series C preferred embedded derivative	$—	$—	$—	$—
Warrant derivative	—	—	—	—

	$—	$—	$—	$—

There were no transfers between levels during the year to date ended December 31, 2012.

The following table presents a reconciliation of the beginning and ending balances of items measured at fair value on a recurring basis in the table above that used significant unobservable inputs (Level 3), and the realized and unrealized gains (losses) recorded in the Consolidated Statement of Operations in Other income (expense) during the period. There were no Level 3 assets or liabilities measured on a recurring basis during the twelve month period ended December 31, 2011.

	Fair Value at 12/31/2011	Net Unrealized Gains (Losses) Included in Other Income (loss)	Purchases, Sales, Issuances and Settlements, Net	Gross Transfers In	Gross Transfers Out	Fair Value at 12/31/2012	Changes in Realized Gains (Losses) Included in Income on Instruments Instruments Held at 12/31/2012	Changes in Unrealized Gains (Losses) Included in Income on Held at 12/31/2012
Series C preferred embedded derivative	$—	$(130)	$7,075	$—	$—	$7,205	$—	$(130)
Warrant derivative	—	(117)	8,613	—	—	8,730	—	(117)

	$—	$(247)	$15,688	$—	$—	$15,935	$—	$(247)

The Company estimates the fair value of its fixed rate debt and the credit spreads over variable market rates on its variable rate debt by discounting the future cash flows of each instrument at estimated market rates or credit spreads consistent with the maturity of the debt obligation with similar credit policies. Credit spreads take into consideration general market conditions and maturity. The inputs utilized in estimating the fair value of debt are classified in Level 2 of the hierarchy. The carrying value and estimated fair value of the Company's debt as of December 31, 2012 and December 31, 2011 are presented in the table below:

	Carrying Value		Estimated Fair Value
	12/31/2012	12/31/2011	12/31/2012	12/31/2011

Continuing operations	$93,360	$96,362	$97,631	$97,253
Discontinued operations	39,461	69,483	41,528	71,193

Total	$132,821	$165,845	$139,159	$168,446

Preferred And Common Limited Partnership Units In SLP

Preferred and Common Limited Partnership Units in SLP

At December 31, 2012, 2011, and 2010 there were 97,008, 97,008 and 158,161, respectively of SLP common operating units outstanding. These units have been excluded from the diluted earnings per share calculation as there would be no effect on the amounts allocated to the limited partners holding common operating units (whose units are convertible on eight-to-one basis to common shares) since their share of income (loss) would be added back to income (loss). During 2011, 61,153 common operating units were converted into 7,644 shares of common stock. In addition, the 11,424 and 51,035 shares of SLP preferred operating units held by the limited partners as of December 31, 2011 and 2010, respectively, are antidilutive and are therefore excluded from the earnings per share calculation. No SLP preferred operating units were outstanding as of December 31, 2012.

Preferred Stock Of SHI

Preferred Stock of SHI

At December 31, 2012, 2011 and 2010, there were 803,270 shares each year of Series A Preferred Stock. The shares of Series A Preferred Stock, after adjusting the numerator and denominator for the basic EPS computation, are antidilutive for the year ended December 31, 2012, 2011 and 2010, for the earnings per share computation. The exercise price of the preferred stock warrants exceeded the market price of the common stock, and therefore these shares were excluded from the computation of diluted earnings per share. The conversion rights of the Series A Preferred Stock were cancelled as of February 20, 2009. See additional information regarding preferred stock and warrants in Note 12.

At December 31, 2012, 2011 and 2010, there were 332,500 shares, each year, of Series B Cumulative Preferred Stock outstanding. The Series B Cumulative Preferred Stock is not convertible into common stock, therefore, there is no dilutive effect on earnings per share.

Stock-Based Compensation

Stock-Based Compensation

The Company has a 2006 Stock Plan (the "Plan") which has been approved by the Company's shareholders. The Plan authorizes the grant of stock options, stock appreciation rights, restricted stock and stock bonuses for up to 62,500 shares of common stock. At the annual shareholders meeting on May 22, 2012, the shareholders of the Company approved an amendment which (a) removed the restrictions in the Plan that prohibit more than 20% of the awards being given to any one participant or to the independent directors as a group, or prohibiting more than 20% of the awards being made in restricted stock or bonus shares, and (b) increased the number of shares available under the Plan from 37,500 shares to 62,500 shares.

The potential common shares represented by outstanding stock options for the years ended December 31, 2012, 2011 and 2010 totaled 27,875, 26,938, and 31,893 respectively, of which 27,875, 26,938 and 31,893 shares, respectively are assumed to be repurchased with proceeds from the exercise of stock options with no shares being dilutive for the purposes of calculating earnings per share.

Share-Based Compensation Expense

The Plan is accounted for in accordance with FASB ASC Topic 718 – 10 Compensation – Stock Compensation – Overall, requiring the measurement and recognition of compensation expense for all share-based payment awards to employees and directors based on estimated fair values. The expense recognized in the consolidated financial statements for the years ended December 31, 2012, 2011, and 2010 for share-based compensation related to employees and directors was $44, $29 and $30, respectively.

Noncontrolling Interest

Noncontrolling Interest

Noncontrolling interest in SLP represents the limited partners' proportionate share of the equity in the operating partnership. Supertel offered to each of the Preferred OP Unit holders the option to extend until October 24, 2012 their right to have units redeemed at $10 per unit. In October 2011, 39,611 units were redeemed at $10 each. The remaining 11,424 units were redeemed in October 2012. See additional information regarding SLP units in Note 11. There were no common operating units redeemed in 2010 or 2012. During 2011, 61,153 SLP common operating units of limited partnership interest were redeemed by unit holders for common shares of SHI.

Concentration Of Credit Risk

Concentration of Credit Risk

The Company maintained a major portion of its deposits with Great Western Bank, a Nebraska Corporation at December 31, 2012, 2011 and 2010. The balance on deposit at Great Western Bank exceeded the federal deposit insurance limit; however, management believes that no significant credit risk exists with respect to the uninsured portion of this cash balance.

Organization And Summary Of Significant Accounting Policies (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Organization And Summary Of Significant Accounting Policies [Abstract]
Schedule Of Derivative Liabilities At Fair Value

(in thousands):	March 31, 2013	December 31, 2012
Series C preferred embedded derivative	$7,416	$7,205
Warrant derivative	8,836	8,730

	$16,252	$15,935

	December 31,	December 31,
	2012	2011
Series C preferred embedded derivative	$7,205	$—
Warrant derivative	8,730	—

Derivative liability, at fair value	$15,935	$—

Schedule Of Financial Liabilities Carried At Fair Value

	Fair Value at March 31, 2013	Level 1	Level 2	Level 3
Series C preferred embedded derivative	$7,416	$—	$—	$7,416
Warrant derivative	8,836	—	—	8,836

	$16,252	$—	$—	$16,252

	Fair Value at December 31, 2012	Level 1	Level 2	Level 3
Series C preferred embedded derivative	$7,205	$—	$—	$7,205
Warrant derivative	8,730	—	—	8,730

	$15,935	$—	$—	$15,935

	Fair Value at December 31, 2012	Level 1	Level 2	Level 3
Series C preferred embedded derivative	$7,205	$—	$—	$7,205
Warrant derivative	8,730	—	—	8,730

	$15,935	$—	$—	$15,935

	Fair Value at December 31, 2011	Level 1	Level 2	Level 3
Series C preferred embedded derivative	$—	$—	$—	$—
Warrant derivative	—	—	—	—

	$—	$—	$—	$—

Schedule Of Assets Or Liabilities Measured On Recurring Basis

	Three months ending			Three months ending
	March 31, 2013			March 31, 2012
	Series C			Series C
	preferred			preferred
	embedded	Warrant		embedded	Warrant
	derivative	derivative	Total	derivative	derivative	Total
Fair value at beginning of period	7,205	8,730	$15,935	—	—	$—
Net unrealized (gains) losses, included in other income (loss)	211	106	317	934	279	1,213
Purchases, sales, issuances and settlements, net	—	—	—	7,075	8,614	15,689
Gross transfers in	—	—	—	—	—	—
Gross transfers out	—	—	—	—	—	—

Fair Value at end of period	7,416	8,836	$16,252	8,009	8,893	$16,902

Changes in realized (gains) losses, included in income on instruments held at end of period	—	—	$—	—	—	$—
Changes in unrealized (gains) losses, included in income on instruments held at end of period	211	106	$317	934	279	$1,213

	Fair Value at 12/31/2011	Net Unrealized Gains (Losses) Included in Other Income (loss)	Purchases, Sales, Issuances and Settlements, Net	Gross Transfers In	Gross Transfers Out	Fair Value at 12/31/2012	Changes in Realized Gains (Losses) Included in Income on Instruments Instruments Held at 12/31/2012	Changes in Unrealized Gains (Losses) Included in Income on Held at 12/31/2012
Series C preferred embedded derivative	$—	$(130)	$7,075	$—	$—	$7,205	$—	$(130)
Warrant derivative	—	(117)	8,613	—	—	8,730	—	(117)

	$—	$(247)	$15,688	$—	$—	$15,935	$—	$(247)

The Carrying Value And Estimated Fair Value Of Debt

	Carrying Value		Estimated Fair Value
	3/31/2012	12/31/2012	3/31/2013	12/31/2012

Continuing operations	$96,693	$93,360	$98,438	$97,631
Discontinued operations	34,670	39,461	35,962	41,528

Total	$131,363	$132,821	$134,400	$139,159

	Carrying Value		Estimated Fair Value
	12/31/2012	12/31/2011	12/31/2012	12/31/2011

Continuing operations	$93,360	$96,362	$97,631	$97,253
Discontinued operations	39,461	69,483	41,528	71,193

Total	$132,821	$165,845	$139,159	$168,446

Earnings Per Share (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Earnings Per Share [Abstract]
Computation Of Basic And Diluted Earnings Per Common Share

	Three months ended
(dollars in thousands, except share and per share data)	March 31,
	2013	2012
Basic and Diluted Earnings per Share Calculation:

Numerator:
Net loss attributable to common shareholders:
Continuing operations	$(4,021)	$(3,168)
Discontinued operations	(874)	(1,454)

Net loss attributable to common shareholders - total	$(4,895)	$(4,622)

Denominator:
Weighted average number of common shares - basic	2,887,616	2,883,804

Basic Earnings Per Common Share:
Net loss attributable to common shareholders per weighted average common share:
Continuing operations	$(1.39)	$(1.10)
Discontinued operations	(0.31)	(0.50)

Total Basic and Diluted	$(1.70)	$(1.60)

	For the year ended December 31,
	2012	2011	2010

Basic and Diluted Earnings per Share Calculation:

Numerator:
Net income (loss) attributable to common shareholders:
Continuing operations	$(13,387)	$(7,674)	$(6,373)
Discontinued operations	8	(11,245)	(5,686)

Net loss attributable to common shareholders - total	$(13,379)	$(18,919)	$(12,059)

Denominator:
Weighted average number of common shares - basic and diluted	2,885,041	2,872,218	2,819,548

Basic and Diluted Earnings Per Common Share:
Net income (loss) attributable to common shareholders per weighted average common share:
Continuing operations	$(4.64)	$(2.66)	$(2.25)
Discontinued operations	0.00	(3.93)	(2.03)

Total - Basic and Diluted	$(4.64)	$(6.59)	$(4.28)

Schedule Of Antidilutive Securities Excluded From Denominator When Computing Dilutive Earnings Per Share

	Q1 2013	Q1 2012
Preferred operating units	—	1,428
Outstanding stock options	27,875	26,937
Unvested stock awards outstanding	1,818	—
Warrants	3,787,426	2,336,876
Series C preferred stock	3,750,000	2,299,451

Total potentially dilutive securities excluded from the denominator	7,567,119	4,664,692

	2012	2011	2010
Preferred operating units	1,190	5,554	6,379
Outstanding stock options	27,875	26,938	31,893
Unvested stock awards outstanding	602	—	—
Warrants	3,426,770	37,425	37,426
Series C preferred stock	3,389,344	—	—

Total potentially dilutive securities excluded from the denominator	6,845,781	69,917	75,698

Acquisitions And Development (Table)	12 Months Ended
Dec. 31, 2012
Acquisitions And Development [Abstract]
Schedule Of Business Acquisition Of The Wholly-Owned Property

Dowell, Maryland Hilton Garden Inn
Acquisition date	May 25, 2012
Land	$1,400
Building and improvements	9,735
Furniture and equipment	365

Investment in hotel	$11,500

Purchase price	$11,500

Acquisition costs, included in Acquisition, termination expense	$162

Investments In Hotel Properties (Tables)	12 Months Ended
Dec. 31, 2012
Investments In Hotel Properties [Abstract]
Schedule Of Investments In Hotel Porperties

	2012			2011
	Held For Sale	Held For Use	TOTAL	Held For Sale	Held For Use	TOTAL
Land	$9,893	$24,638	$34,531	$14,468	$23,523	$37,991
Acquired below market lease intangibles	943	—	943	952	—	952
Buildings, improvements, vehicle	42,717	153,811	196,528	68,343	146,480	214,823
Furniture and equipment	12,383	34,310	46,693	20,609	32,359	52,968
Construction-in-progress	27	768	795	155	264	419

	65,963	213,527	279,490	104,527	202,626	307,153

Less accumulated depreciation	18,372	70,027	88,399	32,324	65,594	97,918

	$47,591	$143,500	$191,091	$72,203	$137,032	$209,235

Net Gains (Losses) on Sales of Properties and Discontinued Operations (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Net Gains (Losses) on Sales of Properties and Discontinued Operations [Abstract]
Schedule Of Gains, Losses, And Impairment Losses For Continuing And Discontinued Operations

	2012	2011	2010

Continuing Operations
Gain on sale of office building	$—	$1,129	$—
Impairment losses	(2,470)	(4,523)	(2,147)
Gain (loss) on sale of assets	3	11	(30)

	(2,467)	(3,383)	(2,177)

Discontinued Operations
Gain on sales of properties	7,872	376	1,414
Impairment losses	(7,702)	(9,785)	(6,051)
Loss on sale of assets	(42)	(64)	(108)

	128	(9,473)	(4,745)

Total	$(2,339)	$(12,856)	$(6,922)

Net Gains (Losses) On Sales Of Properties And Discontinued Operations

	Three Months Ended
	March 31,
	2013	2012
Revenues	$5,405	$8,151
Hotel and property operations expenses	(4,669)	(7,046)
Interest expense	(720)	(1,150)
Loss on debt extinguishment	(192)	—
Depreciation expense	(168)	(504)
Net gain (loss) on disposition of assets	(24)	493
Impairment loss	(507)	(1,700)
Income tax benefit	—	299

	$(875)	$(1,457)

	2012	2011	2010
Revenues	$32,190	$38,250	$43,506
Hotel and property operations expenses	(27,356)	(32,606)	(36,523)
Interest expense	(4,015)	(6,134)	(5,719)
Depreciation and amortization expense	(1,767)	(2,994)	(3,855)
General and administrative expense	—	(50)	(71)
Net gain on dispositions of assets	7,830	312	1,306
Impairment loss	(7,702)	(9,785)	(6,051)
Income tax benefit	828	1,714	1,687

	$8	$(11,293)	$(5,720)

Long-Term Debt (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Summary Of Long-Term Debt

		Interest
	Balance	Rate	Maturity
Fixed Rate Debt

Lender
Great Western Bank	6,957	4.95%	6/2014
GE Franchise Finance Commercial LLC	18,916	7.17%	12/2014
GE Franchise Finance Commercial LLC	4,410	7.69%	12/2014
Citigroup Global Markets Realty Corp	12,570	5.97%	11/2015
Great Western Bank	13,959	5.00%	6/2015
Elkhorn Valley Bank	2,886	5.50%	6/2016
First State Bank	1,625	5.50%	9/2016
GE Franchise Finance Commercial LLC	12,150	7.17%	2/2017
Cantor	6,116	4.25%	11/2017
Morgan Stanley	30,380	5.83%	12/2017
Wachovia Bank	7,699	7.38%	3/2020

Total Fixed Rate Debt	$117,668

Variable Rate Debt

Lender
GE Franchise Finance Commercial LLC	11,487	3.79%	2/2018
GE Franchise Finance Commercial LLC	2,208	4.35%	2/2018

Total Variable Rate Debt	$13,695

Subtotal debt	131,363

Less: debt associated with hotel properties held for sale	34,670

Total Long-Term Debt	$96,693

Long-term debt consisted of the following loans payable at December 31:	2012	2011

Revolving credit facility from Great Western Bank, previously evidenced by a promissory note dated December 3, 2008. The revolving line of credit had a limit of $20 million with interest payable monthly. On December 9, 2011, the facility was refinanced into a $12.5 million revolving credit facility and a $7.5 million mortgage loan (see below). The facility bears interest at 5.95% per annum. On February 21, 2012, the maturity was extended to June 30, 2013.	$2,451	$10,443

Mortgage loan payable to Great Western Bank evidenced by a promissory note dated December 9, 2011, in the amount of $7.5 million. The note bears interest at 6% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on the maturity date. On February 21, 2012, the maturity was extended to June 30, 2013.	$7,296	$7,500

	2012	2011

Mortgage loan payable to Great Western Bank evidenced by a promissory note dated May 5, 2009, in the amount of $10 million. The note bears interest at 6% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on the maturity date. On February 21, 2012, the maturity was extended to June 30, 2013.	$6,786	$9,244

Mortgage loan payable to Citigroup Global Markets Realty Corp. evidenced by a promissory note dated November 7, 2005, in the amount of $14.8 million. The note bears interest at 5.97% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on November 11, 2015.	$12,667	$13,030

Mortgage loan payable to GE Franchise Finance Commercial LLC ("GE") evidenced by a promissory note dated December 31, 2007, in the amount of $7.9 million. The note bears interest at three-month LIBOR plus 2.00% (reset monthly). Monthly installments of principal and interest are due until February 1, 2018 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 3.81%.	$4,572	$4,806

Mortgage loan payable to GE evidenced by a promissory note dated August 18, 2006, in the amount of $17.9 million. On May 1, 2008, the Company converted the loan to a fixed rate equal to the seven-year weekly U.S. dollar interest rate swap plus 1.98%. Monthly installments of principal and interest are due until September 1, 2016 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 7.17%.	$15,943	$16,343

Mortgage loan payable to GE evidenced by a promissory note dated January 5, 2007, in the amount of $15.6 million. On May 1, 2008, the Company converted the loan to a fixed rate equal to the seven-year weekly U.S. dollar interest rate swap plus 1.98%. Monthly installments of principal and interest are due until February 1, 2017 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 7.17%.	$12,261	$12,674

	2012	2011

Mortgage loan payable to GE evidenced by a promissory note dated February 6, 2007, in the amount of $3.4 million. On May 1, 2008, the Company converted the loan to a fixed rate equal to the seven-year weekly U.S. dollar interest rate swap plus 1.98%. Monthly installments of principal and interest are due until March 1, 2017 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 7.17%.	$3,102	$3,173

Mortgage loan payable to GE evidenced by a promissory note dated May 16, 2007, in the amount of $27.8 million. On May 1, 2008, the Company converted the loan to a fixed rate equal to the seven-year weekly U.S. dollar interest rate swap plus 1.98%. Monthly installments of principal and interest are due until June 1, 2017, when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 7.69%.	$9,725	$13,562

Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998, in the amount of $2.5 million, assumed by the Company on April 4, 2007 with a remaining principal balance of $2.0 million. The note bears interest at 7.375% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on March 1, 2020.	$1,357	$1,481

Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998, in the amount of $2.8 million, assumed by the Company on April 4, 2007 with a remaining principal balance of $2.2 million. The note bears interest at 7.375% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on March 1, 2020.	$1,493	$1,629

Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998, in the amount of $4.2 million, assumed by the Company on April 4, 2007 with a remaining principal balance of $3.3 million. The note bears interest at 7.375% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on March 1, 2020.	$2,270	$2,478

Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998, in the amount of $5.1 million, assumed by the Company on April 4, 2007 with a remaining principal balance of $4.0 million. The note bears interest at 7.375% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on March 1, 2020.	$2,771	$3,024

	2012	2011

Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008, in the amount of $3.4 million. The note bears interest at the 90-day London Interbank Offered Rate plus a margin of 2% (reset monthly). Monthly installments of principal and interest are due until February 1, 2018 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 3.81%.	$3,087	$3,228

Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 in the amount of $4.4 million. The note bears interest at the 90-day London Interbank Offered Rate plus a margin of 2% (reset monthly). Monthly installments of principal and interest are due until February 1, 2018 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 3.81%.	$3,977	$4,159

Mortgage loan payable to GE evidenced by a promissory note dated January 31, 2008 in the amount of $2.5 million, dated January 31, 2008. The note bears interest at the 90-day London Interbank Offered Rate plus a margin of 2.56% (reset monthly). Monthly installments of principal and interest are due until February 1, 2018 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. The rate as of December 31, 2012 was 4.37%.	$2,235	$2,363

Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated June 7, 2011, in the amount of $3.1 million . The note bears interest at 6.25%. Monthly principal and interest payments are due through maturity, with the balance of the loan payable on June 15, 2016.	$2,923	$3,059

Mortgage loan payable to Morgan Stanley Mortgage Capital Holdings, LLC evidenced by a promissory note dated November 2, 2012, in the amount of $30.6 million. The note bears interest at 5.83%. Monthly principal and interest payments are due through maturity, with the balance of the loan payable on December 1, 2017.	$30,622	$—

Mortgage loan payable to Elkhorn Valley Bank and Trust evidenced by a promissory note dated October 10, 2012, in the amount of $1.2 million. The note bears interest at 5.5%. Monthly interest payments are due through maturity, with the balance of the loan payable on October 15, 2014.	$1,142	$—

Mortgage loan payable to Cantor Commercial Real Estate Lending evidenced by a promissory note dated October 12, 2012, in the amount of $6.2 million. The note bears interest at 4.25%. Monthly principal and interest payments are due through maturity, with the balance of the loan payable on November 6, 2017.	$6,141	$—

	2012	2011

Mortgage loan payable to Greenwich Capital Financial Products, Inc. ("Greenwich") evidenced by a promissory note dated November 26, 2002, in the amount of $40 million. The note bears interest at 7.50% per annum. Monthly principal and interest payments are payable through maturity on December 1, 2012, at which point the remaining principal and accrued interest are due. This note was paid off in November 2012 with proceeds from the loan with Morgan Stanley (see above).	$—	$29,406

Mortgage loan payable to Great Western Bank evidenced by a promissory note dated December 3, 2008, in the amount of $14 million. The note bears interest at 6% per annum. Principal and interest payments are due in monthly installments with the outstanding principal and interest payable in full on the maturity date. On February 21, 2012, the maturity was extended to June 30, 2013. This note was paid in full on December 27, 2012.	$—	$9,830

Credit facility from Wells Fargo Bank for up to $12 million previously evidenced by a promissory note dated September 28, 2007. The note was modified on March 16, 2009 to reduce the amount available for borrowing to $9.5 million and eliminate the revolving feature. The note was sold to Fredericksburg North Investors, LLC on November 21, 2011. The note was paid in full on February 16, 2012.	$—	$2,120

Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008, in the amount of $6.8 million. The note bears interest at the 90-day London Interbank Offered Rate plus a margin of 2% (reset monthly). Monthly installments of principal and interest are due until February 1, 2018 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. This note was paid off on December 31, 2012.	$—	$6,460

Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008, in the amount of $1.1 million. The note bears interest at the 90-day London Interbank Offered Rate plus a margin of 2% (reset monthly). Monthly installments of principal and interest are due until February 1, 2018 when the remaining principal balance is due. On March 16, 2009, the note was amended to increase the interest rate by 1%. It was further amended on November 9, 2009, to increase the interest rate by an additional 0.5%. This note was paid off in December 2012.	$—	$1,050

Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated September 20, 2011, in the amount of $0.96 million. The note bears interest at 5.75%. Monthly principal and interest payments are due through maturity, with the balance of the loan payable on September 15, 2013. The note was paid in July 2012.	$—	$943

	2012	2011

Mortgage loan payable to First National Bank of Omaha evidenced by a promissory note dated January 26, 2010, in the amount of $0.8 million. The note bears interest at the one month London Interbank Offered Rate plus 4.0 percentage points with a 5.0% floor. The rate as of December 31, 2011 was 5.0%. Monthly interest payments are due through maturity, with the balance of the loan due on the maturity date. On March 1, 2012, the maturity of the note was extended to May 1, 2012. The note was paid in full in April of 2012.	$—	$840

Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated November 9, 2011, in the amount of $5.0 million. The note bears interest at 5.75%. Monthly interest payments are due through maturity, with the balance of the loan payable on June 1, 2012. The loan was paid in full on February 3, 2012.	$—	$3,000

Total Debt	$132,821	$165,845

Aggregate Annual Principal Payments On Debt Associated With Assets Held For Use And Held For Sale

	Held For Sale	Held For Use	TOTAL
Remainder of 2013	$34,670	$2,574	$37,244
2014	—	10,590	10,590
2015	—	23,535	23,535
2016	—	3,964	3,964
2017	—	43,873	43,873
Thereafter	—	12,157	12,157

	$34,670	$96,693	$131,363

	2012
	Held For Sale	Held For Use	TOTAL
2013	$39,461	$15,915	$55,376
2014	—	3,352	3,352
2015	—	14,989	14,989
2016	—	3,303	3,303
2017	—	43,517	43,517
Thereafter	—	12,284	12,284

	$39,461	$93,360	$132,821

The Carrying Value And Estimated Fair Value Of Debt

	Carrying Value		Estimated Fair Value
	3/31/2012	12/31/2012	3/31/2013	12/31/2012

Continuing operations	$96,693	$93,360	$98,438	$97,631
Discontinued operations	34,670	39,461	35,962	41,528

Total	$131,363	$132,821	$134,400	$139,159

	Carrying Value		Estimated Fair Value
	12/31/2012	12/31/2011	12/31/2012	12/31/2011

Continuing operations	$93,360	$96,362	$97,631	$97,253
Discontinued operations	39,461	69,483	41,528	71,193

Total	$132,821	$165,845	$139,159	$168,446

Great Western Bank [Member]
Debt Instrument Covenant

(dollars in thousands)	December 31, 2012	December 31, 2012
Great Western Bank Covenants	Requirement	Calculation
Consolidated debt service coverage ratio calculated as follows: *	³1.05:1
Adjusted NOI (A) / Debt service (B)
Net loss per financial statements		(10,220)
Net adjustments per loan agreement		29,646

Adjusted NOI per loan agreement (A)		$19,426

Interest expense per financial statements - continuing operations		6,045
Interest expense per financial statements - discontinued operations		4,015

Total interest expense per financial statements		$10,060

Net adjustments per loan agreement		4,045

Debt service per loan agreement (B)		$14,105

Consolidated debt service coverage ratio		1.38:1

*	Calculations based on prior four quarters

(dollars in thousands)	December 31, 2012	December 31, 2012
Great Western Bank Covenants	Requirement	Calculation
Loan-specific debt service coverage ratio calculated as follows: *	³ 1.20:1
Adjusted NOI (A) / Debt service (B)
Net loss per financial statements		(10,220)
Net adjustments per loan agreement		13,039

Adjusted NOI per loan agreement (A)		$2,819

Interest expense per financial statements - continuing operations		6,045
Interest expense per financial statements - discontinued operations		4,015

Total interest expense per financial statements		$10,060

Net adjustments per loan agreement		(7,778)

Debt service per loan agreement (B)		$2,282

Loan-specific debt service coverage ratio		1.24:1

*	Calculations based on prior four quarters

	December 31,	December 31,
(dollars in thousands)	2012	2012
Great Western Bank Covenants	Requirement	Calculation
Consolidated loan to value ratio calculated as follows:	£ 70.0%
Loan balance (A) / Value (B)
Loan balance (A)		$132,821
Value (B)		$262,891

Consolidated loan to value ratio		50.5%

(dollars in thousands)	December 31, 2012	December 31, 2012
Great Western Bank Covenants	Requirement	Calculation
Loan-specific loan to value ratio calculated as follows: *	£ 70.0%
Loan balance (A) / Value (B)
Loan balance (A)		$16,533
Value (B)		$40,091

Loan-specific loan to value ratio		41.2%

(dollars in thousands)	December 31, 2012	December 31, 2012
Great Western Bank Covenants	Requirement	Calculation
Consolidated leverage ratio calculated as follows:	£ 4.25
Total liabilities (A) / Tangible net worth (B)
Total liabilities per financial statements and loan agreement (A)		$157,534

Total assets per financial statements		201,847
Total liabilities per financial statements		157,534

Tangible net worth per loan agreement (B)		$44,313

Consolidated Leverage Ratio:		3.56

General Electric Capital Corporation [Member]
Debt Instrument Covenant

	December 31,	December 31,
(dollars in thousands)	2012	2012
GE Covenants	Requirement	Calculation
Loan-specific fixed charge coverage ratio calculated as follows: *	³ 1.00:1
Adjusted EBITDA (A) / Fixed charges (B)
Net loss per financial statements		(10,220)
Net adjustments per loan agreement		17,142

Adjusted EBITDA per loan agreement (A)		$6,922

Interest expense per financial statements - continuing operations		6,045
Interest expense per financial statements - discontinued operations		4,015

Total interest expense per financial statements		$10,060

Net adjustments per loan agreement		(4,313)
Fixed charges per loan agreement (B)		$5,747

Loan-specific fixed charge coverage ratio		1.20:1

*	Calculations based on prior four quarters

	December 31,	December 31,
(dollars in thousands)	2012	2012
GE Covenants	Requirement	Calculation
Loan-specific loan to value ratio calculated as follows:	£ 80%
Loan balance (A) / Value (B)
Loan balance (A)		$54,902

Value (B)		$72,130

Loan-specific loan to value ratio		76.1%

	December 31,	December 31,
(dollars in thousands)	2012	2012
GE Covenants	Requirement	Calculation

Before dividend consolidated fixed charge coverage ratio calculated as follows: *	³ 1.10:1
Adjusted EBITDA (A) / Fixed charges (B)
Net loss per financial statements		(10,220)
Net adjustments per loan agreement		25,186

Adjusted EBITDA per loan agreement (A)		$14,966

Interest expense per financial statements - continuing operations		6,045
Interest expense per financial statements - discontinued operations		4,015

Total interest expense per financial statements		$10,060

Net adjustments per loan agreement		2,995
Fixed charges per loan agreement (B)		$13,055

Before dividend consolidated fixed charge coverage ratio		1.15:1

*	Calculations based on prior four quarters

	December 31,	December 31,
(dollars in thousands)	2012	2012
GE Covenants	Requirement	Calculation

After dividend consolidated fixed charge coverage ratio calculated as follows: *	³ 0.90:1
Adjusted EBITDA (A) / Fixed charges (B)
Net loss per financial statements		(10,220)
Net adjustments per loan agreement		25,186

Adjusted EBITDA per loan agreement (A)		$14,966

Interest expense per financial statements - continuing operations		6,045
Interest expense per financial statements - discontinued operations		4,015

Total interest expense per financial statements		$10,060

Net adjustments per loan agreement		6,164
Fixed charges per loan agreement (B)		$16,224

After dividend consolidated fixed charge coverage ratio		0.92:1

*	Calculations based on prior four quarters

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Schedule Of Income Tax Benefit From Continuing Operations

	2012			2011			2010
	Federal	State	Total	Federal	State	Total	Federal	State	Total

Current	$5,659	$653	$6,312	$—	$—	$—	$—	$—	$—
Deferred	105	21	126	(160)	(30)	(190)	(59)	(11)	(70)

Total income tax benefit	$5,764	$674	$6,438	$(160)	$(30)	$(190)	$(59)	$(11)	$(70)

Schedule Of Actual Income Benefit From Continuing Operations

	2012	2011	2010

Computed "expected" income tax benefit	$110	$(170)	$(106)
State income taxes, net Federal income tax benefit	14	(20)	(12)
Valuation Expense	6,337	—	—
Other	(23)	—	48

Total income tax benefit	$6,438	$(190)	$(70)

Schedule Of Deferred Tax Assets And Deferred Tax Liabilities

	2012	2011	2010
Deferred tax assets:
Expenses accrued for consolidated financial statement purposes, nondeductible for tax return purposes	$234	$326	$297

Net operating losses carried forward for federal income tax purposes	6,289	5,524	3,827

	6,523	5,850	4,124

Valuation allowance	(6,337)	—	—

Total deferred tax assets	186	5,850	4,124

Deferred liabilities:
Tax depreciation in excess of book depreciation	186	240	418

Total deferred tax liabilities	186	240	418

Net deferred tax assets	$—	$5,610	$3,706

Commitments And Contingencies And Other Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies And Other Related Party Transactions [Abstract]
Schedule Of Future Minimum Lease Payments

Lease rents
2013	227
2014	228
2015	229
2016	215
2017	61
Thereafter	3,745

$4,705

Schedule Of Future Minimum Lease Receipts

Lease receipts
2013	122
2014	122
2015	122
2016	118
2017	108
Thereafter	325

$917

Noncontrolling Interest Of Common And Preferred Units In SLP (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Noncontrolling Interest Of Common And Preferred Units In SLP [Abstract]
Noncontrolling Interest Reconciliation Of Common And Preferred Units

	Redeemable Noncontrolling Interest	Noncontrolling Interest	Total Noncontrolling Interest
Balance at January 1, 2010	$511	$408	$919

Partner draws	(56)	—	(56)
Noncontrolling interest	56	(73)	(17)

Balance at December 31, 2010	$511	$335	$846

Partner draws	(49)	—	(49)
Conversion of OP units	(397)	(119)	(516)
Noncontrolling interest	49	(81)	(32)

Balance at December 31, 2011	$114	$135	$249

Partner draws	(10)	—	(10)
Conversion of OP units	(114)	—	(114)
Noncontrolling interest	10	(20)	(10)

Balance at December 31, 2012	$—	$115	$115

Equity Reconciliation Of Parent And Noncontrolling Interest

(dollars in thousands)	Preferred A shares par value	Preferred C shares par value	Common stock warrants	Common shares par value	Additional paid-in capital	Distribution in excess of retained earnings	Net shareholders equity	Noncontrolling interest in consolidated partnerships	Total equity
Balance at December 31, 2012	$8	$30	$252	$29	$134,994	$(98,777)	$36,536	$115	$36,651

Stock-based compensation	—	—	—	—	12	—	12	—	12
Preferred dividends	—	—	—	—	—	(837)	(837)	—	(837)
Net loss	—	—	—	—	—	(4,058)	(4,058)	(7)	(4,065)

Balance at March 31, 2013	$8	$30	$252	$29	$135,006	$(103,672)	$31,653	$108	$31,761

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Stock-Based Compensation [Abstract]
Schedule Of Options Awarded

	Options Grant Date
	12/04/12	12/05/10
Awarded Options	5,625	11,875
Exercise Price	$7.84	$11.36
Date Vested	06/04/13	06/30/11
Expiration Date	12/4/2016	12/2/2014

Schedule Of Estimated Fair Value Of Options

	Grant Date
	12/04/12	12/02/10
Volatility	54.00%	50.00%
Expected dividend yield	0.80%	6.33%
Expected term (in years)	4.00	3.79
Risk free interest rate	0.49%	1.27%

Schedule Of Stock Option Activity

	Shares	Weighted- Average Exercise Price	Aggregate Fair Value	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value

Outstanding at December 31, 2011	26,938	$16.06	$76
Granted	5,625	7.84	17
Exercised	—	—	—
Forfeited or expired	4,688	36.13	15

Outstanding at December 31, 2012	27,875	$11.03	$78	$1.92	$—

Exercisable at December 31, 2012	22,250	$11.83	$61	$1.41	$—

Supplementary Data (Tables)	12 Months Ended
Dec. 31, 2012
Supplementary Data [Abstract]
Schedule Of Quarterly Operations

The following tables present our unaudited quarterly results of operations for 2012 and 2011:

	Quarters Ended (unaudited)
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	YTD 2012

2012
Revenues	$12,719	$17,296	$18,528	$14,617	$63,160
Expenses	13,119	14,843	15,938	14,394	58,294

Earnings (loss) before net gains (losses) on disposition of assets, other income, interest expense and income taxes	(400)	2,453	2,590	223	4,866

Net gain (losses) on dispositions of assets	(3)	(3)	13	(4)	3
Other income (loss)	(1,212)	872	(1,137)	1,333	(144)
Interest	(1,528)	(1,480)	(1,431)	(1,606)	(6,045)
Impairment recoveries (losses)	266	(2,736)	—	—	(2,470)
Termination cost	—	—	—	—	—

Earnings (loss) from continuing operations before income taxes	(2,877)	(894)	35	(54)	(3,790)

Income tax expense (benefit)	(363)	398	318	6,085	6,438

Loss from continuing operations	(2,514)	(1,292)	(283)	(6,139)	(10,228)

Gain (loss) from discontinued operations	(1,457)	3,732	(1,983)	(284)	8

Net earnings (loss)	(3,971)	2,440	(2,266)	(6,423)	(10,220)

Loss attributable to noncontrolling interest	6	(8)	1	11	10

Net income (loss) attributable to controlling interests	(3,965)	2,432	(2,265)	(6,412)	(10,210)

Preferred stock dividends	(657)	(837)	(837)	(838)	(3,169)

Net earnings (loss) available to common shareholders	$(4,622)	$1,595	$(3,102)	$(7,250)	$(13,379)

NET EARNINGS (LOSS) PER COMMON SHARE - BASIC AND DILUTED
EPS from continuing operations	$(1.10)	$(0.74)	$(0.39)	$(2.41)	$(4.64)

EPS from discontinued operations *	$(0.50)	$1.29	$(0.69)	$(0.10)	$0.00

EPS Basic and Diluted *	$(1.60)	$0.55	$(1.08)	$(2.51)	$(4.64)

At the end of the fourth quarter, a valuation allowance of $6,337 was taken against our deferred tax asset, creating an income tax expense for the quarter.

*	Quarterly EPS data does not add to total year, due to rounding

	Quarters Ended (unaudited)
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	YTD 2011

2011
Revenues	$12,087	$16,165	$17,553	$13,852	$59,657
Expenses	13,562	14,400	15,081	13,444	56,487

Earnings (losses) before net gains (losses) on disposition of assets, other income, interest expense and income taxes	(1,475)	1,765	2,472	408	3,170

Net gains (losses) on dispositions of assets	(2)	1	1,141	—	1,140
Other income	85	20	2	—	107
Interest	(1,749)	(1,551)	(1,408)	(1,560)	(6,268)
Impairment	—	(2,801)	—	(1,722)	(4,523)

Earnings (loss) from continuing operations before income taxes	(3,141)	(2,566)	2,207	(2,874)	(6,374)

Income tax expense (benefit)	(507)	176	294	(153)	(190)

Earnings (loss) from continuing operations	(2,634)	(2,742)	1,913	(2,721)	(6,184)

Gains (losses) from discontinued operations	(1,077)	(1,370)	(3,317)	(5,529)	(11,293)

Net loss	(3,711)	(4,112)	(1,404)	(8,250)	(17,477)

Loss attributable to noncontrolling interest	11	3	(8)	26	32

Net loss attributable to controlling interests	(3,700)	(4,109)	(1,412)	(8,224)	(17,445)

Preferred stock dividends	(368)	(369)	(369)	(368)	(1,474)

Net loss available to common shareholders	$(4,068)	$(4,478)	$(1,781)	$(8,592)	$(18,919)

NET EARNINGS (LOSS) PER COMMON SHARE - BASIC AND DILUTED
EPS from continuing operations	$(1.04)	$(1.08)	$0.53	$(1.07)	$(2.66)

EPS from discontinued operations *	$(0.38)	$(0.48)	$(1.15)	$(1.92)	$(3.93)

EPS Basic and Diluted *	$(1.42)	$(1.56)	$(0.62)	$(2.99)	$(6.59)

*	Quarterly EPS data does not add to total year, due to rounding

Organization And Summary Of Significant Accounting Policies (Narrative) (Description Of Business) (Details) (USD $)	3 Months Ended		12 Months Ended										0 Months Ended	12 Months Ended					3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended			3 Months Ended	12 Months Ended		3 Months Ended		12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended		3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended		12 Months Ended				3 Months Ended	12 Months Ended		3 Months Ended
	Mar. 31, 2013 property	Mar. 31, 2012 property	Dec. 31, 2012 property state	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 SPPR-South Bend, LLC [Member] property	Dec. 31, 2012 SPPR-South Bend, LLC [Member] property	Mar. 31, 2013 SPPR-BMI, LLC [Member] property	Dec. 31, 2012 SPPR-BMI, LLC [Member] property	Dec. 31, 2012 SPPR-Dowell, LLC [Member] property	Mar. 31, 2013 TRS Leasing, Inc [Member] property	Dec. 31, 2012 TRS Leasing, Inc [Member] property	Mar. 25, 2011 Royco Hotels [Member]	Dec. 31, 2012 Royco Hotels [Member]	Dec. 31, 2011 Royco Hotels [Member] property	Dec. 31, 2011 Royco Hotels [Member] Minimum [Member]	Dec. 31, 2011 Royco Hotels [Member] Maximum [Member]	Dec. 31, 2012 HMA, Strand and Kinseth [Member] property	Mar. 31, 2013 Hospitality Management Advisors, Inc. [Member] property	Dec. 31, 2012 Hospitality Management Advisors, Inc. [Member] property	Mar. 31, 2013 Hospitality Management Advisors, Inc. [Member] Minimum [Member]	Dec. 31, 2012 Hospitality Management Advisors, Inc. [Member] Minimum [Member]	Mar. 31, 2013 Strand Development Company LLC [Member] property	Dec. 31, 2012 Strand Development Company LLC [Member]	Mar. 31, 2013 Strand Development Company LLC [Member] Minimum [Member]	Dec. 31, 2012 Strand Development Company LLC [Member] Minimum [Member]	Mar. 31, 2013 Kinseth Hotel Corporation [Member] state property	Dec. 31, 2012 Kinseth Hotel Corporation [Member] property	Mar. 31, 2013 Kinseth Hotel Corporation [Member] Minimum [Member]	Dec. 31, 2012 Kinseth Hotel Corporation [Member] Minimum [Member]	Mar. 31, 2013 Cherry Cove Hospitality Management, LLC [Member] property	Dec. 31, 2012 Cherry Cove Hospitality Management, LLC [Member]	Mar. 31, 2013 Cherry Cove Hospitality Management, LLC [Member] Minimum [Member]	Mar. 31, 2013 SPPR-Hotels, LLC [Member] property	Dec. 31, 2012 SPPR-Hotels, LLC [Member] property	Mar. 31, 2013 SPPR-Hotels, LLC [Member] SPPR Holdings, Inc. [Member]	Dec. 31, 2011 SPPR-Hotels, LLC [Member] SPPR Holdings, Inc. [Member]	Dec. 31, 2011 SPPR-BMI, LLC [Member] SPPR Holdings, Inc. [Member]	Mar. 31, 2013 SPPR-BMI, LLC [Member] SPPR-BMI Holdings, Inc. [Member]	Mar. 31, 2013 Supertel Hospitality REIT Trust [Member] Supertel Limited Partnership [Member]	Dec. 31, 2012 Supertel Hospitality REIT Trust [Member] Supertel Limited Partnership [Member]	Mar. 31, 2013 Supertel Limited Partnership [Member] Solomons Beacon Inn Limited Parternship [Member]	Dec. 31, 2011 Supertel Limited Partnership [Member] Solomons Beacon Inn Limited Parternship [Member]	Mar. 31, 2013 Supertel Limited Partnership [Member] SPPR-South Bend, LLC [Member]	Dec. 31, 2011 Supertel Limited Partnership [Member] SPPR-South Bend, LLC [Member]	Mar. 31, 2013 Supertel Limited Partnership [Member] SPPR-BMI, LLC [Member]	Dec. 31, 2011 Supertel Limited Partnership [Member] SPPR-BMI, LLC [Member]	Mar. 31, 2013 Supertel Limited Partnership [Member] SPPR-Hotels, LLC [Member]	Dec. 31, 2011 Supertel Limited Partnership [Member] SPPR-Hotels, LLC [Member]	Dec. 31, 2011 Supertel Limited Partnership [Member] SPPR-Dowell, LLC [Member]	Mar. 31, 2013 Supertel Limited Partnership [Member] HLC Hotels Inc [Member] property	Dec. 31, 2012 Supertel Limited Partnership [Member] HLC Hotels Inc [Member] property	Mar. 31, 2013 Solomons Beacon Inn Limited Parternship [Member] Supertel Hospitality, Inc. [Member]	Dec. 31, 2011 Solomons Beacon Inn Limited Parternship [Member] Supertel Hospitality, Inc. [Member]	Mar. 31, 2013 Supertel Hospitality Management, Inc [Member]	Dec. 31, 2011 Supertel Hospitality Management, Inc [Member]	Mar. 31, 2013 SPPR Holdings, Inc. [Member]	Dec. 31, 2011 SPPR Holdings, Inc. [Member]	Mar. 31, 2013 SPPR-BMI Holdings, Inc. [Member]	Dec. 31, 2011 SPPR-BMI Holdings, Inc. [Member]	Mar. 31, 2013 SPPR-Dowell Holdings, Inc. [Member]	Dec. 31, 2011 SPPR-Dowell Holdings, Inc. [Member]	Mar. 31, 2013 SPPR-Dowell, LLC [Member] Supertel Limited Partnership [Member]	Mar. 31, 2013 SPPR-Dowell, LLC [Member] SPPR Holdings, Inc. [Member]	Dec. 31, 2011 SPPR-Dowell, LLC [Member] SPPR-Dowell Holdings, Inc. [Member]	Dec. 31, 2012 Economy Extended-Stay Hotels [Member] Strand Development Company LLC [Member] property	Dec. 31, 2012 Company Hotels [Member] Strand Development Company LLC [Member] property	Dec. 31, 2012 Previously Reported [Member] property	Mar. 31, 2013 Series C Convertible Preferred Stock [Member]	Dec. 31, 2012 Series C Convertible Preferred Stock [Member]	Dec. 31, 2011 Series C Convertible Preferred Stock [Member]	Mar. 31, 2013 Subsequent Event [Member] property security
Number of hotels held for sale	27	27	29																																																																	22				29
Impact of assets reclassification to increase (decrease) losses from continuing operation	$ 129,000	$ 79,000	$ (1,031,000)	$ (2,051,000)	$ 28,000
Reverse stock split ratio																																																																								8
Preferred stock, dividend rate																																																																					6.25%	6.25%	6.25%
Entity incorporation, date of incorporation	Aug 23, 1994		Aug 23, 1994
Number of hotels company having interests in	73		75
Number of properties held by related parties						10	11	10	11	11	54	57																						11	11
Holding interest																																				1.00%	1.00%	1.00%	1.00%	99.00%	99.00%	99.00%	99.00%	100.00%	100.00%	99.00%	99.00%	99.00%	99.00%	99.00%			1.00%	1.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	99.00%	1.00%	1.00%
Number of hotels owned	84		86
Number of hotels managed by third party manager															95			95
Hotel management agreement, termination date														May 31, 2011						May 31, 2014				May 31, 2014				May 31, 2014
Percentage of gross hotel revenues paid as management fee																3.00%	4.25%
Incentive entitled on gross hotel revenues, increased amount																75,000,000	100,000,000
Annual incentive fee															10.00%																																				10.00%	10.00%
10% incentive entitled in net operating income, amount															1,000,000
Incentive entitled on net operating income on excess above one million, percentage																	20.00%
Lawsuit settlement, termination fees paid														470,000
Number of extended-stay hotels managed by related parties																							7
Number of hotels managed by related parties																			20	21			14				36	36			1																				6	6														7	15
Average annual net operating income in excess of investments in hotels, percentage																10.00%																																			10.50%	10.50%
Aggregate amount to pay lawsuit settlement agreement													$ 590,000
Number of hotels subsequently sold																		2
Hotel management agreement, commencement date																		June 1, 2011
Number of operating states of hotels managed by related parties			8																								8
Management agreement additional renewal period																			1 year	1 year			1 year	1 year			1 year	1 year			1 year
Management agreement termination notice period																					90 days	90 days			90 days	90 days			90 days	90 days			90 days
Base management fee received on gross hotel revenues by managing related parties, percentage																			3.50%	3.50%			3.50%	3.50%			3.50%	3.50%			3.50%	3.50%																			5.00%	5.00%
Management fee received on hotel net operating income by managing related parties, percentage																			2.25%	2.25%			2.25%	2.25%			2.25%	2.25%			2.25%	2.25%
Management agreement expiration date																							5/31/2014				5/31/2014

Organization And Summary Of Significant Accounting Policies (Narrative) (Liquidity) (Details) (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended		12 Months Ended	3 Months Ended		12 Months Ended		1 Months Ended	2 Months Ended	0 Months Ended		1 Months Ended	0 Months Ended	1 Months Ended				12 Months Ended
	Mar. 31, 2013 property	Mar. 31, 2012 property	Dec. 31, 2012 property	Mar. 31, 2013 Subsequent Event [Member] property	May 31, 2012 Dowell Maryland Hilton Garden Inn [Member] room	Dec. 31, 2012 Great Western Bank [Member] item	Mar. 31, 2013 Great Western Bank [Member]	Jan. 31, 2013 Great Western Bank [Member] Subsequent Event [Member]	Feb. 28, 2013 Great Western Bank [Member] Subsequent Event [Member]	Mar. 29, 2012 General Electric Capital Corporation [Member]	Jan. 31, 2012 Series C Convertible Preferred Stock [Member]	Feb. 29, 2012 Private Offering [Member] Series C Convertible Preferred Stock [Member]	Feb. 28, 2013 Private Offering [Member] Series C Convertible Preferred Stock [Member] Subsequent Event [Member]	Feb. 28, 2013 Private Offering [Member] Series C Convertible Preferred Stock [Member] Subsequent Event [Member]	Feb. 29, 2012 Private Offering [Member] Series C Convertible Preferred Stock [Member] Hospitality Acquisitions [Member]	May 31, 2012 Private Offering [Member] Series C Convertible Preferred Stock [Member] Dowell Maryland Hilton Garden Inn [Member]	Feb. 28, 2013 Private Offering [Member] Series C Convertible Preferred Stock [Member] Dowell Maryland Hilton Garden Inn [Member] Subsequent Event [Member]	Dec. 31, 2013 Forecast [Member]	Dec. 31, 2012 Minimum [Member]	Dec. 31, 2012 Maximum [Member]
Preferred stock, shares sold											3,000,000	3,000,000
Proceeds from issuance of preferred stock offering net of expenses												$ 28.6			$ 20
Additional proceeds to pursue hospitality acquisitions in reasonable period															5
Number of term loans						2
Term loan						14.1
Revolving credit facility						12.5	12.1	12.5
Current balance of revolving credit line						2.5
Non-core assets liquidate period																			1 year	10 years
Number of hotels held for sale	27	27	29	29
Eliminated debt amount after marketing held for sale properties			39.5
Proceeds from marketing held for sale properties			0.6							4.3
Operating cash flow sufficient to satisfy liquidity period																			12 months	18 months
Available cash			0.9
Credit facilities, amount outstanding						11.5
Available borrowing capacity						9
Estimated debt service for the year including maturities			13.5
Repayment of debt						16.5							6.9
Spending on capital improvement			5.7															8
Proceeds used for hotel purchase																6.6	6.6
Proceeds to be used for hospitality acquisition														18.4
Number of hotel rooms					100
Prepayment of credit facilities										7
Notes payable, current										1.1
Amount drawn from line of credit facility									2.1	3.8
Payment for credit facility								1
Increase for credit facility								3
Proceeds from sale of properties net of expenses and debt repayment																		$ 4

Organization And Summary Of Significant Accounting Policies (Narrative) (Investment In Hotel Properties, Income Taxes) (Details)	12 Months Ended
Dec. 31, 2012
Expected sale period for held for sale property	1 year
Percentage of provided valuation allowance	100.00%
Period for cumulative loss, prior years	2 years
Minimum [Member]
Percentage of taxable income not subject to federal income tax	90.00%
Building [Member] | Minimum [Member]
Property, plant and equipment, useful life	15 years
Building [Member] | Maximum [Member]
Property, plant and equipment, useful life	40 years
Furniture, Fixtures And Equipment [Member] | Minimum [Member]
Property, plant and equipment, useful life	3 years
Furniture, Fixtures And Equipment [Member] | Maximum [Member]
Property, plant and equipment, useful life	12 years

Organization And Summary Of Significant Accounting Policies (Narrative) (Derivative Liabilities) (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Feb. 15, 2012	Dec. 31, 2011
Derivatives, Fair Value [Line Items]
Derivative liabilities, at fair value	$ 16,252,000	$ 15,935,000
Debt instrument original conversion price, per share	$ 8	$ 8
Reduction of warrant exercise price, per share	$ 9.6	$ 9.6
Series C preferred embedded derivative [Member]
Derivatives, Fair Value [Line Items]
Embedded derivative, fair value			7,100,000
Derivative liabilities, at fair value	7,416,000	7,205,000
Warrant Derivative [Member]
Derivatives, Fair Value [Line Items]
Embedded derivative, fair value			8,600,000
Derivative liabilities, at fair value	$ 8,836,000	$ 8,730,000

Organization And Summary Of Significant Accounting Policies (Narrative) (Fair Value Measurements) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended			12 Months Ended
	Jun. 30, 2012	Mar. 31, 2012 property	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Two Held For Use Hotels [Member] property	Dec. 31, 2012 One Held For Use Hotel [Member] property	Dec. 31, 2010 One Held For Use Hotel [Member] property	Dec. 31, 2010 Seven Sold Assets [Member] property	Dec. 31, 2012 One Previously Held For Sale Hotel [Member] property
Impairment loss on hotels held for sale			$ 7.7	$ 9.8	$ 6.1					$ 0.3
Recovery of previously recorded impairment loss on assets held for sale and sold			0.5	0.7
Impairment of long lived assets held for use net recovery			2.4
Impairment losses on hotels held for use	2.7					4.5	2.7	2.1
Number of held for use hotels with current period impairment losses		0				2	1	1
Number of held for sale hotels with impairment recovery										1
Asset impairment recovery at sale									$ 0.9
Number of hotels sold with impairment recovery at sale									7

Organization And Summary Of Significant Accounting Policies (Narrative) (Preferred Stock, Stock-Based Compensation And Noncontrolling Interest) (Details) (USD $)	1 Months Ended		3 Months Ended		12 Months Ended
	Oct. 31, 2012	Oct. 31, 2011	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	May 22, 2012
Shares authorized for the grant under 2006 stock plan, before amendment								37,500
Shares authorized for the grant under 2006 stock plan					62,500			62,500
Percentage of the awards per participant limitation removed								20.00%
Percentage of the awards as group limitation removed								20.00%
Potential common shares represented by outstanding stock options					27,875	26,938	31,893
Stock repurchased, shares					27,875	26,938	31,893
Share-based compensation expense recognized related to employees and directors			$ 12,500	$ 3,400	$ 44,000	$ 29,000	$ 30,000
Redeemed price of Preferred OP Unit	$ 10				$ 10
Redemption of common operating units							0
Preferred operating partnership units redeemed		39,611
Remaining units of Preferred OP elected to extend	11,424
Supertel Limited Partnership [Member]
Common operating units outstanding held by the limited partners					97,008	97,008	158,161
Shares of common stock were issued in connection with the redemption of common operating units						7,644
Units of common operating units converted into common stock						61,153
Preferred operating units held by limited partners						11,424	51,035
Redemption of common operating units						61,153
Preferred Stock Series A [Member]
Preferred stock, shares outstanding			803,270		803,270	803,270	803,270
Series B Cumulative Preferred Stock [Member]
Preferred stock, shares outstanding					332,500	332,500	332,500

Organization And Summary Of Significant Accounting Policies (Schedule Of Derivative Liabilities At Fair Value) (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Derivatives, Fair Value [Line Items]
Derivative liabilities, at fair value	$ 16,252	$ 15,935
Series C preferred embedded derivative [Member]
Derivatives, Fair Value [Line Items]
Derivative liabilities, at fair value	7,416	7,205
Warrant Derivative [Member]
Derivatives, Fair Value [Line Items]
Derivative liabilities, at fair value	$ 8,836	$ 8,730

Organization And Summary Of Significant Accounting Policies (Schedule Of Financial Liabilities Carried At Fair Value) (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Derivative Financial Instruments Liabilities, Fair Value	$ 16,252	$ 15,935
Level 1 [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Derivative Financial Instruments Liabilities, Fair Value
Level 2 [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Derivative Financial Instruments Liabilities, Fair Value
Level 3 [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Derivative Financial Instruments Liabilities, Fair Value	16,252	15,935
Series C Preferred Embedded Derivative [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Derivative Financial Instruments Liabilities, Fair Value	7,416	7,205
Series C Preferred Embedded Derivative [Member] | Level 1 [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Derivative Financial Instruments Liabilities, Fair Value
Series C Preferred Embedded Derivative [Member] | Level 2 [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Derivative Financial Instruments Liabilities, Fair Value
Series C Preferred Embedded Derivative [Member] | Level 3 [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Derivative Financial Instruments Liabilities, Fair Value	7,416	7,205
Warrant Derivative [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Derivative Financial Instruments Liabilities, Fair Value	8,836	8,730
Warrant Derivative [Member] | Level 1 [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Derivative Financial Instruments Liabilities, Fair Value
Warrant Derivative [Member] | Level 2 [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Derivative Financial Instruments Liabilities, Fair Value
Warrant Derivative [Member] | Level 3 [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Derivative Financial Instruments Liabilities, Fair Value	$ 8,836	$ 8,730

Organization And Summary Of Significant Accounting Policies (Schedule Of Assets Or Liabilities Measured On Recurring Basis) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Fair Value at beginning of period	$ 15,935
Net Realized and Unrealized Gains (Losses) Included in Other Income (loss)	317	1,213	(247)
Purchases, Sales, Issuances and Settlements, Net		15,689	15,688
Gross Transfers In
Gross Transfers Out
Fair Value at ending of period	16,252	16,902	15,935
Changes in Realized Gains (Losses) Included in Income on Instruments Held
Changes in Unrealized Gains (Losses) Included in Income on Instruments Held	317	1,213	(247)
Series C Preferred Embedded Derivative [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Fair Value at beginning of period	7,205
Net Realized and Unrealized Gains (Losses) Included in Other Income (loss)	211	934	(130)
Purchases, Sales, Issuances and Settlements, Net		7,075	7,075
Gross Transfers In
Gross Transfers Out
Fair Value at ending of period	7,416	8,009	7,205
Changes in Realized Gains (Losses) Included in Income on Instruments Held
Changes in Unrealized Gains (Losses) Included in Income on Instruments Held	211	934	(130)
Warrant Derivative [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Fair Value at beginning of period	8,730
Net Realized and Unrealized Gains (Losses) Included in Other Income (loss)	106	279	(117)
Purchases, Sales, Issuances and Settlements, Net		8,614	8,613
Gross Transfers In
Gross Transfers Out
Fair Value at ending of period	8,836	8,893	8,730
Changes in Realized Gains (Losses) Included in Income on Instruments Held
Changes in Unrealized Gains (Losses) Included in Income on Instruments Held	$ 106	$ 279	$ (117)

Organization And Summary Of Significant Accounting Policies (The Carrying Value And Estimated Fair Value Of Long-Term Debt) (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Continuing operations, Carrying Value	$ 96,693	$ 93,360		$ 96,362
Discontinued operations, Carrying Value	34,670	39,461		69,483
Long-term Debt, Total	131,363	132,821
Carrying Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Continuing operations, Carrying Value	96,693	93,360	93,360	96,362
Discontinued operations, Carrying Value	34,670	39,461	39,461	69,483
Long-term Debt, Total	131,363	132,821	132,821	165,845
Estimated Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Continuing operations, Estimated Fair Value	98,438	97,631	97,631	97,253
Discontinued operations, Estimated Fair Value	35,962	41,528	41,528	71,193
Total Estimated Fair Value	$ 134,400	$ 139,159	$ 139,159	$ 168,446

Earnings Per Share (Computation Of Basic And Diluted Earnings Per Common Share) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended																	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Earnings Per Share [Abstract]
Net income (loss) attributable to common shareholders, Continuing operations	$ (4,021)							$ (3,168)										$ (13,387)		$ (7,674)		$ (6,373)
Net income (loss) attributable to common shareholders, Discontinued operations	(874)							(1,454)										8		(11,245)		(5,686)
Net loss attributable to common shareholders - total	$ (4,895)	$ (7,250)		$ (3,102)		$ 1,595		$ (4,622)		$ (8,592)		$ (1,781)		$ (4,478)		$ (4,068)		$ (13,379)		$ (18,919)		$ (12,059)
Weighted average number of common shares - basic	2,887,616							2,883,804										2,885,041		2,872,218		2,819,548
Net income (loss) attributable to common shareholders per weighted average common share, Continuing operations	$ (1.39)	$ (2.41)		$ (0.39)		$ (0.74)		$ (1.1)		$ (1.07)		$ 0.53		$ (1.08)		$ (1.04)		$ (4.64)		$ (2.66)		$ (2.25)
Net income (loss) attributable to common shareholders per weighted average common share, Discontinued operations	$ (0.31)	$ (0.1)	[1]	$ (0.69)	[1]	$ 1.29	[1]	$ (0.5)	[1]	$ (1.92)	[1]	$ (1.15)	[1]	$ (0.48)	[1]	$ (0.38)	[1]	$ 0	[1]	$ (3.93)	[1]	$ (2.03)
EPS Basic and Diluted	$ (1.7)	$ (2.51)	[1]	$ (1.08)	[1]	$ 0.55	[1]	$ (1.6)	[1]	$ (2.99)	[1]	$ (0.62)	[1]	$ (1.56)	[1]	$ (1.42)	[1]	$ (4.64)	[1]	$ (6.59)	[1]	$ (4.28)

[1]	Quarterly EPS data does not add to total year, due to rounding

Earnings Per Share (Schedule Of Antidilutive Securities Excluded From Denominator When Computing Dilutive Earnings Per Share) (Details)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Total potentially dilutive securities excluded from the denominator	7,567,119	4,664,692	6,845,781	69,917	75,698
Preferred Operating Units [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Total potentially dilutive securities excluded from the denominator		1,428	1,190	5,554	6,379
Outstanding Stock Options [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Total potentially dilutive securities excluded from the denominator	27,875	26,937	27,875	26,938	31,893
Unvested Stock Awards Outstanding [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Total potentially dilutive securities excluded from the denominator	1,818		602
Warrants [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Total potentially dilutive securities excluded from the denominator	3,787,426	2,336,876	3,426,770	37,425	37,426
Series C Convertible Preferred Stock [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Total potentially dilutive securities excluded from the denominator	3,750,000	2,299,451	3,389,344

Acquisitions And Development (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended									12 Months Ended			0 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	May 25, 2012 Dowell Maryland Hilton Garden Inn [Member]	Dec. 31, 2012 Dowell Maryland Hilton Garden Inn [Member]	May 25, 2012 Dowell Maryland Hilton Garden Inn [Member] Land [Member]	May 25, 2012 Dowell Maryland Hilton Garden Inn [Member] Building And Improvements [Member]	May 25, 2012 Dowell Maryland Hilton Garden Inn [Member] Furniture And Equipment [Member]
Restructuring Cost and Reserve [Line Items]
Acquisition date														May 25, 2012
Investment in hotel													$ 11,500		$ 1,400	$ 9,735	$ 365
Purchase price													11,500
Acquisition costs, included in Acquisition, termination expense	21				1					240	124	78	162
Revenues	12,773	14,617	18,528	17,296	12,719	13,852	17,553	16,165	12,087	63,160	59,657	58,874		2,200
Net income	$ (4,058)	$ (6,412)	$ (2,265)	$ 2,432	$ (3,965)	$ (8,224)	$ (1,412)	$ (4,109)	$ (3,700)	$ (10,210)	$ (17,445)	$ (10,585)		$ 600

Investments In Hotel Properties (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Investments In Hotel Properties [Abstract]
Land, Held For Sale		$ 9,893	$ 14,468
Land, Held For Use		24,638	23,523
Land		34,531	37,991
Acquired below market lease intangibles, Held For Sale		943	952
Acquired below market lease intangibles		943	952
Building, improvements, vehicle, Held For Sale		42,717	68,343
Building, improvements, vehicle, Held For Use		153,811	146,480
Buildings, improvements, vehicle		196,528	214,823
Furniture and equipment, Held For Sale		12,383	20,609
Furniture and equipment, Held For Use		34,310	32,359
Furniture and equipment		46,693	52,968
Construction-in-progress, Held For Sale		27	155
Construction in process, Held For Use		768	264
Construction-in-progress		795	419
Investment in properties, Gross, Held For Sale		65,963	104,527
Investment in properties, Gross, Held For Use	214,584	213,527	202,626
Investment in properties, Gross		279,490	307,153
Less accumulated depreciation, Held For Sale		18,372	32,324
Less accumulated depreciation, Held For Use	71,614	70,027	65,594
Less accumulated depreciation		88,399	97,918
Net investments, Held For Sale	44,012	47,591	72,203
Investments in hotel properties, Net	142,970	143,500	137,032
Net investments		$ 191,091	$ 209,235

Net Gains (Losses) on Sales of Properties and Discontinued Operations (Narrative) (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013 property	Mar. 31, 2012 property	Dec. 31, 2012 property	Dec. 31, 2011 property	Dec. 31, 2010 property
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Number of hotels held for sale	27	27	29
Number of hotels sold	2	15	15	6	9
Gain (losses) on sale of property			$ 7,872,000	$ 376,000	$ 1,414,000
Recognized net gains (losses) and impairment on disposition of assets			131,000	(9,462,000)	(4,775,000)
Interest expense allocated to discontinued operations	720,000	1,150,000	4,015,000	6,134,000	5,719,000
Impact of assets reclassification to increase (decrease) losses from continuing operation	$ 129,000	$ 79,000	$ (1,031,000)	$ (2,051,000)	$ 28,000
Previously Reported [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Number of hotels held for sale			22
Subsequent Event [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Number of hotels held for sale	29
Additional number of hotels classified as held for sale	7		7

Net Gains (Losses) on Sales of Properties and Discontinued Operations (Schedule Of Gains, Losses, And Impairment Losses For Continuing And Discontinued Operations) (Details) (USD $)
In Thousands, unless otherwise specified	3 Months Ended					12 Months Ended
	Mar. 31, 2013	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Jun. 30, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Gains (Losses) on Sales of Properties and Discontinued Operations [Abstract]
Continuing Operations, Gain on sale of office building							$ 1,129
Continuing Operations, Impairment losses		(2,736)	266	(1,722)	(2,801)	(2,470)	(4,523)	(2,147)
Continuing Operations, Gain (loss) on sale of assets						3	11	(30)
Gain, losses and impairment losses for continuing operation						(2,467)	(3,383)	(2,177)
Discontinued Operations, Gain on sales of properties						7,872	376	1,414
Discontinued Operations, Impairment losses	(507)		(1,700)			(7,702)	(9,785)	(6,051)
Discontinued Operations, Loss on sale of assets						(42)	(64)	(108)
Gain, losses and impairment losses for discontinued operation						128	(9,473)	(4,745)
Gains, losses and impairment losses for continuing and discontinued operations						$ (2,339)	$ (12,856)	$ (6,922)

Net Gains (Losses) on Sales of Properties and Discontinued Operations (Operating Results Of Hotels Held For Sale And Sold Included In Discontinued Operations) (Details) (USD $)
In Thousands, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Gains (Losses) on Sales of Properties and Discontinued Operations [Abstract]
Revenues	$ 5,405				$ 8,151					$ 32,190	$ 38,250	$ 43,506
Hotel and property operations expenses	(4,669)				(7,046)					(27,356)	(32,606)	(36,523)
Interest expense	(720)				(1,150)					(4,015)	(6,134)	(5,719)
Loss on debt extinguishment	(192)
Depreciation and amortization expense	(168)				(504)					(1,767)	(2,994)	(3,855)
General and administrative expense											(50)	(71)
Net gain (loss) on disposition of assets	(24)				493					7,830	312	1,306
Impairment loss	(507)				(1,700)					(7,702)	(9,785)	(6,051)
Income tax benefit					299					828	1,714	1,687
Gain (loss) from discontinued operations	$ (875)	$ (284)	$ (1,983)	$ 3,732	$ (1,457)	$ (5,529)	$ (3,317)	$ (1,370)	$ (1,077)	$ 8	$ (11,293)	$ (5,720)

Impairment Losses (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013	Jun. 30, 2012	Mar. 31, 2012 property	Dec. 31, 2012 property	Dec. 31, 2011 property	Dec. 31, 2010 property
Long Lived Assets Held-for-sale [Line Items]
Percentage of shortfall on cash flow or operating performance to determine significant underperformance	15.00%			15.00%
Assumed holding period for core assets	10 years			10 years
Impairment losses on hotels held for use		$ 2.7
Number of held for use hotels with current period impairment losses			0
Impairment loss on hotels held for sale				7.7	9.8	6.1
Impairment loss on hotels held for sale and sold				8.2	10.5	7
Number of held for sale hotels, recorded for impairment				16	11	8
Number of hotels sold with previous impairment losses				6	10	10
Recovery of previously recorded impairment loss on assets held for sale and sold				0.5	0.7
Two Held For Sale Hotels [Member]
Long Lived Assets Held-for-sale [Line Items]
Recovery of previously recorded impairment loss on assets held for sale and sold				0.2	0.3
Number of held for sale hotels with impairment recovery				2	2
Six Hotels Sold [Member]
Long Lived Assets Held-for-sale [Line Items]
Recovery of previously recorded impairment loss on assets held for sale and sold				0.3
Number of hotels sold with impairment recovery at sale				6
Eight Hotels Sold [Member]
Long Lived Assets Held-for-sale [Line Items]
Recovery of previously recorded impairment loss on assets held for sale and sold					0.4
Number of hotels sold with impairment recovery at sale					8
One Held For Sale Hotels [Member]
Long Lived Assets Held-for-sale [Line Items]
Recovery of previously recorded impairment loss on assets held for sale and sold						0.3
Number of held for sale hotels with impairment recovery						1
Seven Hotels Sold [Member]
Long Lived Assets Held-for-sale [Line Items]
Recovery of previously recorded impairment loss on assets held for sale and sold						0.6
Number of hotels sold with impairment recovery at sale						7
Eleven Held For Sale Hotels [Member]
Long Lived Assets Held-for-sale [Line Items]
Impairment loss on hotels held for sale	0.5
Number of held for sale hotels, recorded for impairment	11
One Held For Sale Hotel [Member]
Long Lived Assets Held-for-sale [Line Items]
Recovery of previously recorded impairment loss on hotels held for sale or use			0.1
Number of held for sale hotels with impairment recovery			1
Four Held For Sale Hotels [Member]
Long Lived Assets Held-for-sale [Line Items]
Impairment loss on hotels held for sale and sold			0.7
Number of held for sale hotels, recorded for impairment			4
Six Held For Sale Hotels [Member]
Long Lived Assets Held-for-sale [Line Items]
Impairment loss on hotels held for sale			1.1
Number of held for sale hotels, recorded for impairment			6
One Hotel Reclassified As Held For Sale [Member]
Long Lived Assets Held-for-sale [Line Items]
Number of hotels reclassified as held for use			1
Recovery of previously recorded impairment loss on hotels held for sale or use			0.3
Minimum [Member]
Long Lived Assets Held-for-sale [Line Items]
Assumption used to determine impairment loss for non-core assets, holding period	3 years			3 years
Maximum [Member]
Long Lived Assets Held-for-sale [Line Items]
Assumption used to determine impairment loss for non-core assets, holding period	5 years			5 years
Two Held For Use Hotels [Member]
Long Lived Assets Held-for-sale [Line Items]
Number of held for use hotels with impairment charges		1			2
Impairment losses on hotels held for use					4.5
Number of held for use hotels with current period impairment losses					2
One Held For Use Hotel [Member]
Long Lived Assets Held-for-sale [Line Items]
Number of held for use hotels with impairment charges						1
Impairment losses on hotels held for use				2.7		2.1
Impairment recovery on reclassified assets				$ 0.3
Number of hotels reclassified as held for use				1
Number of held for use hotels with current period impairment losses				1		1

Long-Term Debt (Narrative) (Details) (USD $)	3 Months Ended	12 Months Ended						12 Months Ended		12 Months Ended					12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012 property	Dec. 31, 2011 property	Dec. 31, 2012 Mortgages [Member]	Mar. 31, 2013 Held For Use [Member]	Dec. 31, 2012 Held For Use [Member]	Dec. 31, 2012 Held For Sale Or Held For Use [Member]	Dec. 31, 2012 Great Western Bank [Member] item	Mar. 31, 2013 Great Western Bank [Member]	Dec. 31, 2012 Great Western Bank [Member] Revolving Credit Facility [Member] item	Dec. 31, 2012 Great Western Bank [Member] Term Loan One [Member]	Dec. 31, 2012 Great Western Bank [Member] Term Loan Two [Member]	Dec. 31, 2012 General Electric Capital Corporation [Member] item	Jan. 31, 2013 Subsequent Event [Member] Great Western Bank [Member]	Dec. 31, 2012 Minimum [Member] Great Western Bank [Member] item	Dec. 31, 2012 Minimum [Member] General Electric Capital Corporation [Member] item
Debt Instrument [Line Items]
Encumbered properties		82	100
Maximum dividends percentage over funds from operations								75.00%
Revolving credit facility								$ 12,500,000	$ 12,100,000	$ 12,500,000				$ 12,500,000
Term loan								14,100,000			10,000,000	7,500,000
Loan available percentage to secured value, maximum										70.00%
Loan-specific debt service coverage ratio								1.24		1.2					1.2 [1]
Current balance of revolving credit line								2,500,000
Minimum FCCR with encumberred properties													1
Minimum FCCR with encumberred properties as of December 31, 2015													1.3
Maximum loan to value ratio for encumberred properties													80.00%
Loan to value ratio for encumberred properties as of December 31, 2015													60.00%
Before dividend consolidated fixed charge coverage ratio													1.15			1.1	[1]
Before dividend consolidated fixed charge coverage ratio as of December 31, 2014													1.3
After dividend consolidated fixed charge coverage ratio													0.92			0.9	[1]
After dividend consolidated fixed charge coverage ratio as of December 31, 2013													1
Long-term Debt	131,363,000	132,821,000			96,693,000	93,360,000
Principal due in 2013	37,244,000	55,376,000			2,574,000	15,915,000
Long term debt, weighted average term to maturity	4 years	4 years 1 month 6 days
Long-term debt, weighted average interest rate	5.60%	5.70%
Long-term debt, weighted average fixed rate	5.90%	6.10%
Long-term debt, weighted average variable rate	3.90%	4.20%
Amount of principal due in 2012							19,700,000			2,400,000	7,300,000	6,800,000
Debt Principal amortization on mortgage loan				3,200,000
Long-term debt not mature in current year		$ 35,700,000

[1]	Calculations based on prior four quarters

Long-Term Debt (Summary Of Long Term Debt) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 09, 2011 Revolving credit facility from Great Western Bank, previously evidenced by a promissory note dated December 3, 2008 [Member]	Dec. 31, 2012 Revolving credit facility from Great Western Bank, previously evidenced by a promissory note dated December 3, 2008 [Member]	Dec. 31, 2011 Revolving credit facility from Great Western Bank, previously evidenced by a promissory note dated December 3, 2008 [Member]	Dec. 03, 2008 Revolving credit facility from Great Western Bank, previously evidenced by a promissory note dated December 3, 2008 [Member]	Dec. 31, 2012 Mortgage loan payable to Great Western Bank evidenced by a promissory note dated December 9, 2011 [Member]	Dec. 31, 2011 Mortgage loan payable to Great Western Bank evidenced by a promissory note dated December 9, 2011 [Member]	Dec. 09, 2011 Mortgage loan payable to Great Western Bank evidenced by a promissory note dated December 9, 2011 [Member]	Dec. 31, 2012 Mortgage loan payable to Great Western Bank evidenced by a promissory note dated May 5, 2009 [Member]	Dec. 31, 2011 Mortgage loan payable to Great Western Bank evidenced by a promissory note dated May 5, 2009 [Member]	May 05, 2009 Mortgage loan payable to Great Western Bank evidenced by a promissory note dated May 5, 2009 [Member]	Dec. 31, 2012 Mortgage loan payable to Citigroup Global Markets Realty Corp. evidenced by a promissory note dated November 7, 2005 [Member]	Dec. 31, 2011 Mortgage loan payable to Citigroup Global Markets Realty Corp. evidenced by a promissory note dated November 7, 2005 [Member]	Nov. 07, 2005 Mortgage loan payable to Citigroup Global Markets Realty Corp. evidenced by a promissory note dated November 7, 2005 [Member]	Nov. 09, 2009 Mortgage loan payable to GE Franchise Finance Commercial LLC ("GE") evidenced by a promissory note dated December 31, 2007 [Member]	Mar. 16, 2009 Mortgage loan payable to GE Franchise Finance Commercial LLC ("GE") evidenced by a promissory note dated December 31, 2007 [Member]	Dec. 31, 2012 Mortgage loan payable to GE Franchise Finance Commercial LLC ("GE") evidenced by a promissory note dated December 31, 2007 [Member]	Dec. 31, 2011 Mortgage loan payable to GE Franchise Finance Commercial LLC ("GE") evidenced by a promissory note dated December 31, 2007 [Member]	Nov. 07, 2007 Mortgage loan payable to GE Franchise Finance Commercial LLC ("GE") evidenced by a promissory note dated December 31, 2007 [Member]	Nov. 09, 2009 Mortgage loan payable to GE evidenced by a promissory note dated August 18, 2006 [Member]	Mar. 16, 2009 Mortgage loan payable to GE evidenced by a promissory note dated August 18, 2006 [Member]	Dec. 31, 2012 Mortgage loan payable to GE evidenced by a promissory note dated August 18, 2006 [Member]	Dec. 31, 2011 Mortgage loan payable to GE evidenced by a promissory note dated August 18, 2006 [Member]	May 01, 2008 Mortgage loan payable to GE evidenced by a promissory note dated August 18, 2006 [Member]	Aug. 18, 2006 Mortgage loan payable to GE evidenced by a promissory note dated August 18, 2006 [Member]	Nov. 09, 2009 Mortgage loan payable to GE evidenced by a promissory note dated January 5, 2007 [Member]	Mar. 16, 2009 Mortgage loan payable to GE evidenced by a promissory note dated January 5, 2007 [Member]	Dec. 31, 2012 Mortgage loan payable to GE evidenced by a promissory note dated January 5, 2007 [Member]	Dec. 31, 2011 Mortgage loan payable to GE evidenced by a promissory note dated January 5, 2007 [Member]	May 01, 2008 Mortgage loan payable to GE evidenced by a promissory note dated January 5, 2007 [Member]	Jan. 05, 2007 Mortgage loan payable to GE evidenced by a promissory note dated January 5, 2007 [Member]	Nov. 09, 2009 Mortgage loan payable to GE evidenced by a promissory note dated February 6, 2007 [Member]	Mar. 16, 2009 Mortgage loan payable to GE evidenced by a promissory note dated February 6, 2007 [Member]	Dec. 31, 2012 Mortgage loan payable to GE evidenced by a promissory note dated February 6, 2007 [Member]	Dec. 31, 2011 Mortgage loan payable to GE evidenced by a promissory note dated February 6, 2007 [Member]	May 01, 2008 Mortgage loan payable to GE evidenced by a promissory note dated February 6, 2007 [Member]	Feb. 06, 2007 Mortgage loan payable to GE evidenced by a promissory note dated February 6, 2007 [Member]	Nov. 09, 2009 Mortgage loan payable to GE evidenced by a promissory note dated May 16, 2007 [Member]	Mar. 16, 2009 Mortgage loan payable to GE evidenced by a promissory note dated May 16, 2007 [Member]	Dec. 31, 2012 Mortgage loan payable to GE evidenced by a promissory note dated May 16, 2007 [Member]	Dec. 31, 2011 Mortgage loan payable to GE evidenced by a promissory note dated May 16, 2007 [Member]	May 01, 2008 Mortgage loan payable to GE evidenced by a promissory note dated May 16, 2007 [Member]	May 16, 2007 Mortgage loan payable to GE evidenced by a promissory note dated May 16, 2007 [Member]	Dec. 31, 2012 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 One [Member]	Dec. 31, 2011 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 One [Member]	Apr. 04, 2007 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 One [Member]	Feb. 04, 1998 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 One [Member]	Dec. 31, 2012 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 Two [Member]	Dec. 31, 2011 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 Two [Member]	Apr. 04, 2007 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 Two [Member]	Feb. 04, 1998 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 Two [Member]	Dec. 31, 2012 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 Three [Member]	Dec. 31, 2011 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 Three [Member]	Apr. 04, 2007 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 Three [Member]	Feb. 04, 1998 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 Three [Member]	Dec. 31, 2012 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 Four [Member]	Dec. 31, 2011 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 Four [Member]	Apr. 04, 2007 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 Four [Member]	Feb. 04, 1998 Mortgage loan payable to Wachovia Bank evidenced by a promissory note dated February 4, 1998 Four [Member]	Nov. 09, 2009 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 [Member]	Mar. 16, 2009 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 [Member]	Dec. 31, 2012 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 [Member]	Dec. 31, 2011 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 [Member]	Jan. 02, 2008 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 [Member]	Nov. 09, 2009 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 One [Member]	Mar. 16, 2009 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 One [Member]	Dec. 31, 2012 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 One [Member]	Dec. 31, 2011 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 One [Member]	Jan. 02, 2008 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 One [Member]	Nov. 09, 2009 Mortgage loan payable to GE evidenced by a promissory note dated January 31, 2008 [Member]	Mar. 16, 2009 Mortgage loan payable to GE evidenced by a promissory note dated January 31, 2008 [Member]	Dec. 31, 2012 Mortgage loan payable to GE evidenced by a promissory note dated January 31, 2008 [Member]	Dec. 31, 2011 Mortgage loan payable to GE evidenced by a promissory note dated January 31, 2008 [Member]	Jan. 31, 2008 Mortgage loan payable to GE evidenced by a promissory note dated January 31, 2008 [Member]	Dec. 31, 2012 Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated June 7, 2011 [Member]	Dec. 31, 2011 Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated June 7, 2011 [Member]	Jun. 07, 2011 Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated June 7, 2011 [Member]	Dec. 31, 2012 Mortgage loan payable to Morgan Stanley Mortgage Capital Holdings, LLC evidenced by a promissory note dated November 2, 2012 [Member]	Nov. 02, 2012 Mortgage loan payable to Morgan Stanley Mortgage Capital Holdings, LLC evidenced by a promissory note dated November 2, 2012 [Member]	Dec. 31, 2012 Mortgage loan payable to Elkhorn Valley Bank and Trust, evidenced by a promissory note dated October 10, 2012 [Member]	Oct. 10, 2012 Mortgage loan payable to Elkhorn Valley Bank and Trust, evidenced by a promissory note dated October 10, 2012 [Member]	Dec. 31, 2012 Mortgage loan payable to Cantor Commercial Real Estate Lending evidenced by a promissory note dated October 12, 2012 [Member]	Oct. 12, 2012 Mortgage loan payable to Cantor Commercial Real Estate Lending evidenced by a promissory note dated October 12, 2012 [Member]	Dec. 31, 2012 Mortgage loan payable to Greenwich Capital Financial Products, Inc. ("Greenwich") evidenced by a promissory note dated November 26, 2002 [Member]	Nov. 26, 2012 Mortgage loan payable to Greenwich Capital Financial Products, Inc. ("Greenwich") evidenced by a promissory note dated November 26, 2002 [Member]	Dec. 31, 2011 Mortgage loan payable to Greenwich Capital Financial Products, Inc. ("Greenwich") evidenced by a promissory note dated November 26, 2002 [Member]	Dec. 31, 2012 Mortgage loan payable to Great Western Bank evidenced by a promissory note dated December 3, 2008 [Member]	Dec. 31, 2011 Mortgage loan payable to Great Western Bank evidenced by a promissory note dated December 3, 2008 [Member]	Dec. 03, 2008 Mortgage loan payable to Great Western Bank evidenced by a promissory note dated December 3, 2008 [Member]	Dec. 31, 2012 Credit facility from Wells Fargo Bank for up to $12 million previously evidenced by a promissory note dated September 28, 2007 [Member]	Dec. 31, 2011 Credit facility from Wells Fargo Bank for up to $12 million previously evidenced by a promissory note dated September 28, 2007 [Member]	Mar. 16, 2009 Credit facility from Wells Fargo Bank for up to $12 million previously evidenced by a promissory note dated September 28, 2007 [Member]	Sep. 28, 2007 Credit facility from Wells Fargo Bank for up to $12 million previously evidenced by a promissory note dated September 28, 2007 [Member]	Nov. 09, 2009 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 Two [Member]	Mar. 16, 2009 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 Two [Member]	Dec. 31, 2012 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 Two [Member]	Dec. 31, 2011 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 Two [Member]	Jan. 02, 2008 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 Two [Member]	Nov. 09, 2009 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 Three [Member]	Mar. 16, 2009 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 Three [Member]	Dec. 31, 2012 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 Three [Member]	Dec. 31, 2011 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 Three [Member]	Jan. 02, 2008 Mortgage loan payable to GE evidenced by a promissory note dated January 2, 2008 Three [Member]	Dec. 31, 2012 Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated September 20, 2011 [Member]	Dec. 31, 2011 Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated September 20, 2011 [Member]	Sep. 20, 2011 Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated September 20, 2011 [Member]	Dec. 31, 2011 Mortgage loan payable to First National Bank of Omaha evidenced by a promissory note dated January 26, 2010 [Member]	Jan. 26, 2010 Mortgage loan payable to First National Bank of Omaha evidenced by a promissory note dated January 26, 2010 [Member]	Dec. 31, 2011 Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated November 9, 2011 [Member]	Nov. 09, 2011 Mortgage loan payable to Elkhorn Valley Bank evidenced by a promissory note dated November 9, 2011 [Member]
Debt Instrument [Line Items]
Notes and mortgage loans payable	$ 132,821,000	$ 165,845,000		$ 2,451,000	$ 10,443,000		$ 7,296,000	$ 7,500,000		$ 6,786,000	$ 9,244,000		$ 12,667,000	$ 13,030,000				$ 4,572,000	$ 4,806,000				$ 15,943,000	$ 16,343,000					$ 12,261,000	$ 12,674,000					$ 3,102,000	$ 3,173,000					$ 9,725,000	$ 13,562,000			$ 1,357,000	$ 1,481,000			$ 1,493,000	$ 1,629,000			$ 2,270,000	$ 2,478,000			$ 2,771,000	$ 3,024,000					$ 3,087,000	$ 3,228,000				$ 3,977,000	$ 4,159,000				$ 2,235,000	$ 2,363,000		$ 2,923,000	$ 3,059,000		$ 30,622,000		$ 1,142,000		$ 6,141,000				$ 29,406,000		$ 9,830,000			$ 2,120,000						$ 6,460,000					$ 1,050,000			$ 943,000		$ 840,000		$ 3,000,000
Credit facility maximum borrowing capacity			12,500,000			20,000,000																																																																																							9,500,000	12,000,000
Mortgage loan			7,500,000
Facility interest rate per annum			5.95%
Notes Payable									$ 7,500,000			$ 10,000,000			$ 14,800,000					$ 7,900,000						$ 17,900,000						$ 15,600,000						$ 3,400,000						$ 27,800,000			$ 2,000,000	$ 2,500,000			$ 2,200,000	$ 2,800,000			$ 3,300,000	$ 4,200,000			$ 4,000,000	$ 5,100,000					$ 3,400,000					$ 4,400,000					$ 2,500,000			$ 3,100,000		$ 30,600,000		$ 1,200,000		$ 6,200,000		$ 40,000,000				$ 14,000,000									$ 6,800,000					$ 1,100,000			$ 960,000		$ 800,000		$ 5,000,000
Debt annum interest rate									6.00%			6.00%			5.97%																																7.38%				7.38%				7.38%				7.38%																			6.25%		5.83%		5.50%		4.25%		7.50%				6.00%																	5.75%				5.75%
Period of LIBOR																				3 months																																													90 days					90 days					90 days																								90 days					90 days					1 month
Period of weekly U.S. dollar interest rate swap																									7 years						7 years						7 years						7 years
Debt basis spread on variable rate																				2.00%					1.98%						1.98%						1.98%						1.98%																						2.00%					2.00%					2.56%																								2.00%					2.00%					4.00%
Interest rate increase, percentage																0.50%	1.00%				0.50%	1.00%					0.50%	1.00%					0.50%	1.00%					0.50%	1.00%																					0.50%	1.00%				0.50%	1.00%				0.50%	1.00%																							0.50%	1.00%				0.50%	1.00%
Interest rate of credit facilities at period end																		3.81%					7.17%						7.17%						7.17%						7.69%																						3.81%					3.81%					4.37%																																			5.00%	5.00%

Long-Term Debt (Debt Instrument Covenant For Great Western Bank) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended										12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Net loss per financial statements	$ (4,065)	$ (6,423)		$ (2,266)	$ 2,440	$ (3,971)	$ (8,250)	$ (1,404)	$ (4,112)	$ (3,711)	$ (10,220)		$ (17,477)	$ (10,602)
Interest expense per financial statements - continuing operations	1,510					1,516	1,560	1,408	1,551	1,749	6,045		6,268	6,505
Total liabilities per financial statements	157,965	157,534					176,549				157,534		176,549
Total assets per financial statements	197,388	201,847					221,172				201,847		221,172
Great Western Bank [Member]
Net loss per financial statements											(10,220)
Net adjustments per loan agreement											29,646
Adjusted NOI per loan agreement (A)											19,426
Interest expense per financial statements - continuing operations											6,045
Interest expense per financial statements - discontinued operations											4,015
Total interest expense per financial statements											10,060
Net adjustments per loan agreement											4,045
Debt service per loan agreement (B)											14,105
Loan-specific debt service coverage ratio											1.24
Net adjustments per loan agreement											13,039
Adjusted NOI per loan agreement (A)											2,819
Net adjustments per loan agreement											(7,778)
Debt service per loan agreement (B)											2,282
Consolidated debt service coverage ratio		1.38									1.38
Loan balance (A)		132,821									132,821
Value (B)		262,891									262,891
Consolidated loan to value ratio		50.50%									50.50%
Loan balance-specific loan		16,533									16,533
Value-specific loan		40,091									40,091
Loan-specific loan to value ratio		41.20%									41.20%
Total liabilities per financial statements		157,534									157,534
Total assets per financial statements		201,847									201,847
Tangible net worth per loan agreement (B)		$ 44,313									$ 44,313
Consolidated leverage ratio		3.56									3.56
Minimum [Member] | Great Western Bank [Member]
Loan-specific debt service coverage ratio											1.2	[1]
Consolidated debt service coverage ratio		1.05	[1]								1.05	[1]
Maximum [Member] | Great Western Bank [Member]
Consolidated loan to value ratio		70.00%									70.00%
Loan-specific loan to value ratio		70.00%									70.00%
Consolidated leverage ratio		4.25									4.25

[1]	Calculations based on prior four quarters

Long-Term Debt (Debt Instrument Covenant For GE) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended										12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Net loss per financial statements	$ (4,065)	$ (6,423)		$ (2,266)	$ 2,440	$ (3,971)	$ (8,250)	$ (1,404)	$ (4,112)	$ (3,711)	$ (10,220)		$ (17,477)	$ (10,602)
Interest expense per financial statements - continuing operations	1,510					1,516	1,560	1,408	1,551	1,749	6,045		6,268	6,505
General Electric Capital Corporation [Member]
Net loss per financial statements											(10,220)
Net adjustments per loan agreement											17,142
Adjusted EBITDA per loan agreement (A)											6,922
Interest expense per financial statements - continuing operations											6,045
Interest expense per financial statements - discontinued operations											4,015
Total interest expense per financial statements											10,060
Net adjustments per loan agreement											(4,313)
Fixed charges per loan agreement											5,747
Loan-specific fixed charge coverage ratio		1.2									1.2
Loan balance-specific loan		54,902									54,902
Value-specific loan		72,130									72,130
Loan-specific loan to value ratio		76.10%									76.10%
Net adjustments per loan agreement											25,186
Adjusted EBITDA per loan agreement (A)											14,966
Net adjustments per loan agreement											2,995
Fixed charges per loan agreement (B)											13,055
Before dividend consolidated fixed charge coverage ratio		1.15									1.15
Net adjustments per loan agreement											25,186
Net adjustments per loan agreement											6,164
Fixed charges per loan agreement (B)											$ 16,224
After dividend consolidated fixed charge coverage ratio		0.92									0.92
Minimum [Member] | General Electric Capital Corporation [Member]
Loan-specific fixed charge coverage ratio		1	[1]								1	[1]
Before dividend consolidated fixed charge coverage ratio		1.1	[1]								1.1	[1]
After dividend consolidated fixed charge coverage ratio		0.9	[1]								0.9	[1]
Maximum [Member] | General Electric Capital Corporation [Member]
Loan-specific loan to value ratio		80.00%									80.00%

[1]	Calculations based on prior four quarters

Long-Term Debt (Aggregate Annual Principal Payments On Debt Associated With Assets Held For Use And Held For Sale) (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012
Maturities of Long-term Debt [Line Items]
2013	$ 37,244	$ 55,376
2014	10,590	3,352
2015	23,535	14,989
2016	3,964	3,303
2017	43,873	43,517
Thereafter	12,157	12,284
Long-term Debt, Total	131,363	132,821
Held For Sale [Member]
Maturities of Long-term Debt [Line Items]
2013	34,670	39,461
Long-term Debt, Total	34,670	39,461
Held For Use [Member]
Maturities of Long-term Debt [Line Items]
2013	2,574	15,915
2014	10,590	3,352
2015	23,535	14,989
2016	3,964	3,303
2017	43,873	43,517
Thereafter	12,157	12,284
Long-term Debt, Total	$ 96,693	$ 93,360

Long-Term Debt (Fair Value Of Long Term Debt) (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011
Continuing operations, Carrying Value	$ 96,693	$ 93,360		$ 96,362
Discontinued operations, Carrying Value	34,670	39,461		69,483
Long-term Debt, Total	131,363	132,821
Carrying Value [Member]
Continuing operations, Carrying Value	96,693	93,360	93,360	96,362
Discontinued operations, Carrying Value	34,670	39,461	39,461	69,483
Long-term Debt, Total	131,363	132,821	132,821	165,845
Estimated Fair Value [Member]
Continuing operations, Estimated Fair Value	98,438	97,631	97,631	97,253
Discontinued operations, Estimated Fair Value	35,962	41,528	41,528	71,193
Total Estimated Fair Value	$ 134,400	$ 139,159	$ 139,159	$ 168,446

Debt Financing (Narrative) (Details) (USD $)	3 Months Ended	12 Months Ended			0 Months Ended					0 Months Ended	3 Months Ended	1 Months Ended				0 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended			3 Months Ended			0 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Nov. 30, 2011	Feb. 13, 2013 Guesthouse Inn, Ellenton, Florida [Member] room	Feb. 13, 2013 Days Inn, Fredericksburg, Virginia [Member] room	May 01, 2013 Masters Inn In Tuscaloosa, Alabama [Member]	Mar. 31, 2013 Held For Use [Member]	Dec. 31, 2012 Held For Use [Member]	Jan. 10, 2013 First State Bank, Fremont, Nebraska [Member] property	Mar. 31, 2013 First State Bank, Fremont, Nebraska [Member]	Nov. 30, 2011 Elkhorn Valley Bank [Member] property	Mar. 31, 2013 Elkhorn Valley Bank [Member]	Feb. 21, 2013 Elkhorn Valley Bank [Member]	Feb. 20, 2013 Elkhorn Valley Bank [Member]	Mar. 28, 2013 GE Franchise Finance Commercial LLC [Member] property	Mar. 31, 2013 Great Western Bank [Member]	Dec. 31, 2012 Great Western Bank [Member] item	Mar. 31, 2013 Great Western Bank 06/2014 Maturity [Member]	Mar. 26, 2013 Great Western Bank 06/2014 Maturity [Member]	Mar. 25, 2013 Great Western Bank 06/2014 Maturity [Member]	Mar. 31, 2013 Great Western Bank 06/2015 Maturity [Member]	Mar. 26, 2013 Great Western Bank 06/2015 Maturity [Member]	Mar. 25, 2013 Great Western Bank 06/2015 Maturity [Member]	Mar. 29, 2012 General Electric Capital Corporation [Member]	Mar. 31, 2013 Subject To Covenant Compliance [Member]	May 31, 2012 Dowell Maryland Hilton Garden Inn [Member] room
Debt Instrument [Line Items]
Loans payable to Bank amount										$ 2,400,000			$ 2,900,000
Number of hotels to secure loan										4		2
Maturity date of debt											Sep 1, 2016								Jun 1, 2014			Jun 1, 2015
Number of hotel rooms					63	120																					100
Annual interest rate of debt				4.50%						5.50%				5.50%	6.25%					4.95%	5.95%		5.00%	6.00%
Proceeds from marketing held for sale properties		600,000			1,260,000	2,050,000	1,800,000																		4,300,000
Repayments of debt																5,300,000
Number of properties released																3
Secured debt	96,693,000	93,360,000	96,362,000
Long term debt, weighted average term to maturity	4 years	4 years 1 month 6 days
Long-term debt, weighted average interest rate	5.60%	5.70%
Long-term debt, weighted average fixed rate	5.90%	6.10%
Long-term debt, weighted average variable rate	3.90%	4.20%
Principal due in 2013	37,244,000	55,376,000						2,574,000	15,915,000
Loan-specific debt service coverage ratio																		1.24
Recquired Debt Service Coverage Ratio																	120.00%
Debt Service Coverage Ratio	118.00%																118.00%
Revolving credit facility																	$ 12,100,000	$ 12,500,000								$ 12,500,000

Debt Financing (Aggregate Annual Principal Payments On Debt Associated With Assets Held For Use And Held For Sale) (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012
Maturities of Long-term Debt [Line Items]
Principal due in 2013	$ 37,244	$ 55,376
2014	10,590	3,352
2015	23,535	14,989
2016	3,964	3,303
2017	43,873	43,517
Thereafter	12,157	12,284
Long-term Debt, Total	131,363	132,821
Held For Sale [Member]
Maturities of Long-term Debt [Line Items]
Principal due in 2013	34,670	39,461
Long-term Debt, Total	34,670	39,461
Held For Use [Member]
Maturities of Long-term Debt [Line Items]
Principal due in 2013	2,574	15,915
2014	10,590	3,352
2015	23,535	14,989
2016	3,964	3,303
2017	43,873	43,517
Thereafter	12,157	12,284
Long-term Debt, Total	$ 96,693	$ 93,360

Debt Financing (Summary Of Long Term Debt) (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Mar. 31, 2013 Great Western Bank 06/2014 Maturity [Member]	Mar. 31, 2013 GE Franchise Finance Commercial LLC, 12/2014 Maturity [Member]	Mar. 31, 2013 GE Franchise Finance Commercial LLC, 12/2014 Maturity [Member]	Mar. 31, 2013 Citigroup Global Markets Realty Corp, 11/2015 Maturity [Member]	Mar. 31, 2013 Great Western Bank 06/2015 Maturity [Member]	Mar. 31, 2013 Elkhorn Valley Bank, 6/2016 Maturity [Member]	Mar. 31, 2013 First State Bank 09/2016 Maturity [Member]	Mar. 31, 2013 GE Franchise Finance Commercial LLC, 2/2017 Maturity [Member]	Mar. 31, 2013 Cantor 11/2017 Maturity [Member]	Mar. 31, 2013 Morgan Stanly 12/2017 Maturity [Member]	Mar. 31, 2013 Wachovia Bank, 3/2020 Maturity [Member]	Mar. 31, 2013 GE Franchise Finance Commercial LLC, 2/2018 Maturity [Member]	Mar. 31, 2013 GE Franchise Finance Commercial LLC, 2/2018 Maturity [Member]
Debt Instrument [Line Items]
Fixed Rate Debt, Balance	$ 117,668			$ 6,957	$ 18,916	$ 4,410	$ 12,570	$ 13,959	$ 2,886	$ 1,625	$ 12,150	$ 6,116	$ 30,380	$ 7,699
Fixed Rate Debt, Interest Rate				4.95%	7.17%	7.69%	5.97%	5.00%	5.50%	5.50%	7.17%	4.25%	5.83%	7.38%
Debt, Maturity				Jun 1, 2014	Dec 1, 2014	Dec 1, 2014	Nov 1, 2015	Jun 1, 2015	Jun 1, 2016	Sep 1, 2016	Feb 1, 2017	Nov 1, 2017	Dec 1, 2017	Mar 1, 2020	Feb 1, 2018	Feb 1, 2018
Variable Rate Debt, Interest Rate															3.79%	4.35%
Variable Rate Debt, Balance	13,695														11,487	2,208
Long-term Debt, Total	131,363	132,821
Less: debt associated with hotel properties held for sale	34,670	39,461	69,483
Total Long-Term Debt	$ 96,693	$ 93,360	$ 96,362

Income Taxes (Narrative) (Details) (USD $)	3 Months Ended								12 Months Ended			3 Months Ended		12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 TRS Lessee [Member]	Mar. 31, 2012 TRS Lessee [Member]	Dec. 31, 2012 TRS Lessee [Member]	Dec. 31, 2011 TRS Lessee [Member]	Dec. 31, 2010 TRS Lessee [Member]
Related Party Transaction [Line Items]
Income tax expense (benefit) from continuing operations	$ 6,085,000	$ 318,000	$ 398,000	$ (363,000)	$ (153,000)	$ 294,000	$ 176,000	$ (507,000)	$ 6,438,000	$ (190,000)	$ (70,000)	$ 0	$ 400,000
Period that Company cannot be qualified as REIT once fails qualification test									4 years
Net unrealized gains on assets recognization period									10 years
Income tax assets excluding those from TRS	213,219,000				237,775,000				213,219,000	237,775,000
Income tax liabilities excluding those from TRS	116,225,000				150,572,000				116,225,000	150,572,000
Operating loss carryforwards												18,700,000		16,500,000
Combined federal and state rate used to estimate income tax expense (benefit)									34.00%			38.00%		38.00%
Deferred tax asset	186,000				5,850,000				186,000	5,850,000	4,124,000			6,300,000	5,600,000	3,700,000
Loss carryforwards expiration period range												begin to expire in 2022		begin to expire in 2022 through 2032
Valuation Allowance	$ 6,337,000								$ 6,337,000
Dividends paid, per share									$ 0	$ 0	$ 0

Income Taxes (Schedule Of Income Tax Benefit From Continuing Operations) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Current tax expense (benefit), Federal									$ 5,659
Current tax expense (benefit), State									653
Current tax expense (benefit), Total									6,312
Deferred tax expense (benefit), Federal									105	(160)	(59)
Deferred tax expense (benefit), State									21	(30)	(11)
Deferred tax expense (benefit), Total				(363)					126	(190)	(70)
Total income tax expense (benefit), Federal									5,764	(160)	(59)
Total income tax expense (benefit), State									674	(30)	(11)
Total income tax benefit	$ 6,085	$ 318	$ 398	$ (363)	$ (153)	$ 294	$ 176	$ (507)	$ 6,438	$ (190)	$ (70)

Income Taxes (Schedule Of Actual Income Benefit From Continuing Operations) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Computed "expected" income tax benefit									$ 110	$ (170)	$ (106)
State income taxes, net Federal income tax benefit									14	(20)	(12)
Valuation Expense									6,337
Other									(23)		48
Total income tax benefit	$ 6,085	$ 318	$ 398	$ (363)	$ (153)	$ 294	$ 176	$ (507)	$ 6,438	$ (190)	$ (70)

Income Taxes (Schedule Of Deferred Tax Assets And Deferred Tax Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Deferred tax assets: Expenses accrued for consolidated financial statement purposes, nondeductible for tax return purposes	$ 234	$ 326	$ 297
Deferred tax assets	6,289	5,524	3,827
Deferred tax assets: Total deferred tax assets	6,523	5,850	4,124
Valuation allowance	(6,337)
Total deferred tax assets	186	5,850	4,124
Deferred liabilities: Tax depreciation in excess of book depreciation	186	240	418
Deferred liabilities: Total deferred tax liabilities	186	240	418
Net deferred tax assets		$ 5,610	$ 3,706

Commitments And Contingencies And Other Related Party Transactions (Narrative) (Details) (USD $)	1 Months Ended					12 Months Ended	1 Months Ended		12 Months Ended
	Nov. 30, 2011 employee	Nov. 30, 2011 Elkhorn Valley Bank [Member] property	Feb. 21, 2013 Elkhorn Valley Bank [Member]	Feb. 20, 2013 Elkhorn Valley Bank [Member]	Nov. 30, 2011 Wells Fargo Note [Member]	Dec. 31, 2012 Royco Hotels [Member]	Feb. 29, 2012 Director [Member] Elkhorn Valley Bank [Member]	Nov. 30, 2011 Director [Member] Elkhorn Valley Bank [Member]	Dec. 31, 2012 Land Lease Agreements [Member] property	Dec. 31, 2011 Land Lease Agreements [Member]	Dec. 31, 2010 Land Lease Agreements [Member]	Dec. 31, 2012 Land Lease Agreement One [Member]	Dec. 31, 2012 Land Lease Agreement Three [Member] item	Dec. 31, 2012 Office Lease Agreements [Member] item	Dec. 31, 2011 Office Lease Agreements [Member]	Dec. 31, 2010 Office Lease Agreements [Member]	Dec. 31, 2012 Two Discontinued Land Leases [Member] item	Dec. 31, 2012 Restaurants And Cell Tower Lease [Member]	Dec. 31, 2011 Restaurants And Cell Tower Lease [Member]	Dec. 31, 2010 Restaurants And Cell Tower Lease [Member]
Loss Contingencies [Line Items]
Lawsuit settlement, termination fees payable						$ 120,000
Number of directors proposed the purchase	4
Note payable amount including principal and interest					2,100,000
Number of hotels to secure loan		2
Line of credit to be obtained		5,000,000						750,000
Annual interest rate of debt	4.50%		5.50%	6.25%
Amended annual interest rate	10.00%
Commitment fee percentage for line of credit		2.00%
Proceeds from interest received							13,000
Proceeds from fees received							4,000
Number of hotels associated with lease agreements									2
Monthly lease payments amount												2,000
Monthly lease payments, percentage of room revenue												5.00%
Annual lease payments amount													34,000				127,000
Increase of annual lease payments each five years													3,000
Lease payment increase period													5 years	5 years
Number of renewal periods													12
Lease expense from continuing operation									86,000	97,000	95,000			161,000	59,000	14,000
Number of office leases														2
Number of leases with properties in discontinued operations																	3
Property sold period																	12 months
Lease income from continuing operations																		$ 265,000	$ 275,000	$ 269,000

Commitments And Contingencies And Other Related Party Transactions (Schedule Of Future Minimum Lease Payments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Commitments And Contingencies And Other Related Party Transactions [Abstract]
2013	$ 227
2014	228
2015	229
2016	215
2017	61
Thereafter	3,745
Total future minimum operating lease payments	$ 4,705

Commitments And Contingencies And Other Related Party Transactions (Schedule Of Future Minimum Lease Receipts) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Commitments And Contingencies And Other Related Party Transactions [Abstract]
2013	$ 122
2014	122
2015	122
2016	118
2017	108
Thereafter	325
Total future minimum payments receivable	$ 917

Series B Redeemable Preferred Stock (Details) (USD $) In Millions, except Share data, unless otherwise specified	Oct. 31, 2012	Oct. 31, 2011	Jun. 03, 2008 Redeemable Preferred Stock Series B [Member]	Mar. 31, 2013 Redeemable Preferred Stock Series B [Member]	Dec. 31, 2012 Redeemable Preferred Stock Series B [Member]	Dec. 31, 2011 Redeemable Preferred Stock Series B [Member]
Class of Stock [Line Items]
Preferred stock, shares outstanding			332,500	332,500	332,500	332,500
Annual dividend rate			10.00%	10.00%	10.00%	10.00%
Preferred stock, shares sold date				June 3, 2008
Preferred stock, sales price per share			$ 25
Preferred stock, liquidation preference per share			$ 25	$ 25	$ 25
Cost of offering			$ 0.6
Bridge loan amount			$ 8.5
Preferred stock, fixed annual amount of dividend per share				$ 2.5	$ 2.5
Preferred stock, redemption price	$ 10	$ 10	$ 25	$ 25

Noncontrolling Interest In Redeemable Preferred Units (Narrative) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended		12 Months Ended
	Oct. 31, 2012	Oct. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013	Mar. 31, 2012
Noncontrolling Interest Of Common And Preferred Units In SLP [Abstract]
Common operating partnership units outstanding			97,008			97,008	97,008
Redemption values for Common OP Units			$ 99	$ 64		$ 113
Shares of Common OP Units redeemed for common stock			0	61,153	0
Minority interest in redeemable preferred operating partnership units, units outstanding						0	11,424
Preferred operating partnership units, preferred dividend per unit			$ 1.1			$ 1.1
Preferred stock, redemption price	$ 10	$ 10
Shares of Preferred OP Units redeemed	11,424	39,611

Noncontrolling Interest In Redeemable Preferred Units (Noncontrolling Interest Reconciliation Of Common And Preferred Units) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Noncontrolling Interest Of Common And Preferred Units In SLP [Abstract]
Redeemable Noncontrolling Interest, Balance					$ 114				$ 511	$ 114	$ 511	$ 511
Redeemable Noncontrolling Interest, Partner draws										(10)	(49)	(56)
Redeemable Noncontrolling Interest, Conversion of OP units										(114)	(397)
Redeemable Noncontrolling Interest, Noncontrolling interest										10	49	56
Redeemable Noncontrolling Interest, Balance						114					114	511
Noncontrolling Interest, Balance	115				135				335	135	335	408
Noncontrolling Interest, Conversion of OP units											(119)
Noncontrolling Interest, Noncontrolling interest										(20)	(81)	(73)
Noncontrolling Interest, Balance	108	115				135				115	135	335
Total Noncontrolling Interest, Balance	115				249				846	249	846	919
Total Noncontrolling Interest, Partner draws										(10)	(49)	(56)
Total Noncontrolling Interest, Conversion of OP units										(114)	(516)
Total Noncontrolling interest, Noncontrolling interest	(7)	(11)	(1)	8	(6)	(26)	8	(3)	(11)	(10)	(32)	(17)
Total Noncontrolling Interest, Balance		$ 115				$ 249				$ 115	$ 249	$ 846

Noncontrolling Interest Of Common And Redeemable Preferred Units In SLP (Equity Reconciliation Of Parent And Noncontrolling Interest) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended																3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 Preferred A Shares Par Value [Member]	Dec. 31, 2012 Preferred A Shares Par Value [Member]	Mar. 31, 2013 Preferred C Shares Par Value [Member]	Dec. 31, 2012 Preferred C Shares Par Value [Member]	Mar. 31, 2013 Warrants [Member]	Dec. 31, 2012 Warrants [Member]	Dec. 31, 2011 Warrants [Member]	Dec. 31, 2010 Warrants [Member]	Mar. 31, 2013 Common Stock [Member]	Dec. 31, 2012 Common Stock [Member]	Dec. 31, 2011 Common Stock [Member]	Dec. 31, 2010 Common Stock [Member]	Dec. 31, 2009 Common Stock [Member]	Mar. 31, 2013 Additional Paid-In Capital [Member]	Dec. 31, 2012 Additional Paid-In Capital [Member]	Dec. 31, 2010 Additional Paid-In Capital [Member]	Dec. 31, 2009 Additional Paid-In Capital [Member]	Mar. 31, 2013 Distributions In Excess Of Retained Earnings[Member]	Dec. 31, 2012 Distributions In Excess Of Retained Earnings[Member]	Dec. 31, 2011 Distributions In Excess Of Retained Earnings[Member]	Dec. 31, 2010 Distributions In Excess Of Retained Earnings[Member]	Mar. 31, 2013 Total Shareholder Equity [Member]	Dec. 31, 2012 Total Shareholder Equity [Member]	Dec. 31, 2011 Total Shareholder Equity [Member]	Dec. 31, 2010 Total Shareholder Equity [Member]	Mar. 31, 2013 Noncontrolling Interest [Member]	Dec. 31, 2012 Noncontrolling Interest [Member]	Dec. 31, 2011 Noncontrolling Interest [Member]	Dec. 31, 2010 Noncontrolling Interest [Member]
Noncontrolling Interest [Line Items]
Balance	$ 36,651	$ 36,847	$ 36,847	$ 55,729	$ 66,369	$ 8	$ 8	$ 30	$ 30	$ 252	$ 252	$ 252	$ 252	$ 29	$ 29	$ 29	$ 29	$ 28	$ 134,994	$ 121,821	$ 121,584	$ 120,345	$ (98,777)	$ (85,398)	$ (66,479)	$ (54,420)	$ 36,536	$ 36,712	$ 55,394	$ 65,961	$ 115	$ 135	$ 335	$ 408
Stock-based compensation	12		44																12	44							12	44
Preferred dividends	(837)	(657)	(3,169)	(1,474)	(1,474)																		(837)	(3,169)	(1,474)	(1,474)	(837)	(3,169)	(1,474)	(1,474)
Net loss	(4,065)		(10,230)	(17,526)	(10,658)																		(4,058)	(10,210)	(17,445)	(10,585)	(4,058)	(10,210)	(17,445)	(10,585)	(7)	(20)	(81)	(73)
Balance	$ 31,761		$ 36,651	$ 36,847	$ 55,729	$ 8	$ 8	$ 30	$ 30	$ 252	$ 252	$ 252	$ 252	$ 29	$ 29	$ 29	$ 29	$ 28	$ 135,006	$ 134,994	$ 121,584	$ 120,345	$ (103,672)	$ (98,777)	$ (85,398)	$ (66,479)	$ 31,653	$ 36,536	$ 36,712	$ 55,394	$ 108	$ 115	$ 135	$ 335

Common And Series A Preferred Stock (Details) (USD $)	0 Months Ended	1 Months Ended		12 Months Ended							3 Months Ended	12 Months Ended				12 Months Ended	3 Months Ended	12 Months Ended
	May 10, 2010	Oct. 31, 2012	Oct. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012 Board of Directors Chairman [Member]	Dec. 31, 2011 Executive Officer [Member]	Mar. 31, 2013 Preferred Stock Series A [Member]	Dec. 31, 2012 Preferred Stock Series A [Member]	Dec. 31, 2011 Preferred Stock Series A [Member]	Dec. 31, 2005 Preferred Stock Series A [Member]	Dec. 31, 2010 Preferred Stock Series A [Member]	Dec. 31, 2010 Standby Equity Distribution Agreement [Member]	Dec. 31, 2011 JMP Equity Distribution Agreement [Member]	Dec. 31, 2011 JMP Equity Distribution Agreement [Member]	Mar. 29, 2011 JMP Equity Distribution Agreement [Member]
Common And Series A Preferred Stock [Line Items]
Common stock outstanding owned percentage									14.20%	18.50%
Common operating partnership units outstanding				97,008			97,008	97,008
Redemption value for common OP Units				$ 99,000	$ 64,000
Shares of Common OP Units redeemed for common stock				0	61,153	0
Preferred operating partnership units, redeeming option, holders elected for redeemtion, date				Oct 24, 2012
Preferred stock, redemption price		$ 10	$ 10
Shares of Preferred OP Units redeemed		11,424	39,611
Preferred stock, shares sold														1,521,258
Annual dividend rate											8.00%	8.00%	8.00%	8.00%
Stock sold price per share														$ 10
Preferred stock, shares outstanding											803,270	803,270	803,270		803,270
Preferred stock, liquidation preference per share											$ 10	$ 10		$ 10
Preferred stock, fixed annual amount of dividend per share											$ 0.8	$ 0.8
Additional dividend rate compounded on unpaid dvidends												8.00%
Common stock, shares sold	74,850															39,548	8,125	8,125
Common stock warrants sold, shares	37,425																	11,466
Shares to purchase by sold common stock and warrants	37,425
Proceeds from issuance of common stock and warrants	1,000,000
Common stock warrants, exercisable period				3 years
Common stock warrants, exercise price	20			9.6
Net proceeds from issuance of common stock					89,000	1,462,000										480,000	50,000	89,000
Equity distribution agreement, shares, maximum number authorized to issue																			250,000
Gross proceeds from issuance of common stock																	53,000	97,000
Commissions to agent																	3,000	5,000
Other miscellaneous expense of common stock issuance																		$ 3,000

Series C Convertible Preferred Stock (Details) (USD $)	3 Months Ended	12 Months Ended			0 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2013 employee	Dec. 31, 2012 employee	Feb. 15, 2012 item	May 10, 2010	Feb. 15, 2012 Series C Convertible Preferred Stock [Member]	Jan. 31, 2012 Series C Convertible Preferred Stock [Member]	Mar. 31, 2013 Series C Convertible Preferred Stock [Member] item	Dec. 31, 2012 Series C Convertible Preferred Stock [Member] item	Mar. 31, 2013 Minimum [Member]	Dec. 31, 2012 Minimum [Member]
Class of Stock [Line Items]
Preferred stock, shares sold date							November 16, 2011	November 16, 2011
Preferred stock, shares issued and sold						3,000,000
Common stock shares plan to issue upon conversion of Series C convertible preferred stock						30,000,000
Shares of common stock to purchase by warrants		3,750,000			30,000,000	30,000,000
Number of closing sale of preferred stock			2
Preferred stock, shares sold						3,000,000
Common stock purchase price using warrants		9.6		20	1.2
Preferred stock, fixed annual amount of dividend per share							$ 0.625	$ 0.625
Preferred stock, liquidation preference per share							$ 10	$ 10
Convertible preferred stock conversion price per share							$ 8	$ 8
Number of shares issued for each convertible preferred stock							1.25	1.25
Percentage of voting stock							34.00%	34.00%
Number of voting stock classes								1
Number of votes per share							0.78625	0.78625
Number of directors designated by RES		2
Percentage of common stock sold shares of outstanding shares	20.00%	20.00%
Transaction amount of equity securities by investors									$ 120,000	$ 120,000
Number of designated board of directors	2

Stock-Based Compensation (Narrative) (Details) (USD $)	0 Months Ended	1 Months Ended	3 Months Ended		12 Months Ended
	May 22, 2012	Mar. 31, 2012	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share price on date of grant	$ 7.2
Shares authorized for the grant under 2006 stock plan, before amendment	37,500
Percentage of the awards per participant limitation removed	20.00%
Percentage of the awards as group limitation removed	20.00%
Shares authorized for the grant under 2006 stock plan	62,500				62,500
Shares outstanding					27,875	26,938	31,893
Common stock reserved for future issuance, shares					27,875
Unrecognized compensation cost, non-vested stock options awards					$ 44,000
Unrecognized compensation cost recognition period, non-vested stock options awards					5 years 6 months
Share-based compensation expense recognized related to employees and directors			12,500	3,400	44,000	29,000	30,000
Share awards granted during the period	5,625				5,625		11,875
Weighted average grant date fair value per option					$ 3.12		$ 2.8
Total intrinsic value of options exercised					0	0	0
Intrinsic value for vested options					0	0
Closing market price of common stock					$ 8.16
Non-cash compensation of non-vested stock recognized during period					12,000
Unrecognized compensation cost, non-vested stock awards					29,000
Unrecognized compensation cost recognition period, non-vested stock awards					17 months
Trading period used to determine award price		20 days
Shares issued under share based compensation					3,819
Shares issued to independent directors			0	546
Annual vesting percentage			50.00%
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Unrecognized compensation cost, non-vested stock options awards					$ 15,000
Unrecognized compensation cost recognition period, non-vested stock options awards					6 months
Executive Officer [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Non vested share awards, award shares	5,625
Number of executive officers received awards	2
Nonvested awards, grant date price	$ 7.84
Limited percentage of shares available to single participant	50.00%
Directors In Investment Committee [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Trading period used to determine award price					20 days

Stock-Based Compensation (Schedule Of Options Awarded) (Details) (USD $)	0 Months Ended	12 Months Ended
	May 22, 2012	Dec. 31, 2012	Dec. 31, 2010
Awarded Options	5,625	5,625	11,875
Exercise Price		$ 7.84
12/04/12 [Member]
Awarded Options		5,625
Exercise Price		$ 7.84
Date Vested		Jun 4, 2013
Expiration Date		Dec 4, 2016
12/05/10 [Member]
Awarded Options		11,875
Exercise Price		$ 11.36
Date Vested		Jun 30, 2011
Expiration Date		Dec 2, 2014

Stock-Based Compensation (Schedule Of Estimated Fair Value Of Options) (Details)	12 Months Ended
Dec. 31, 2012
12/04/12 [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Volatility	54.00%
Expected dividend yield	0.80%
Expected term (in years)	4 years
Risk free interest rate	0.49%
12/05/10 [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Volatility	50.00%
Expected dividend yield	6.33%
Expected term (in years)	3 years 9 months 15 days
Risk free interest rate	1.27%

Stock-Based Compensation (Schedule Of Stock Option Activity) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2010
Share-based Compensation [Abstract]
Outstanding Shares at Beginning of period	26,938	31,893
Granted, Shares	5,625
Exercised, Shares
Forfeited or expired, Shares	4,688
Outstanding Shares at End of period	27,875	31,893
Exercisable Shares at End of period	22,250
Outstanding Weighted-Average Remaining Exercise Price, Beginning of period	$ 16.06
Granted, Weighted-Average Exercise Price	$ 7.84
Exercised, Weighted-Average Exercise Price
Forfeited or expired, Weighted-Average Exercise Price	$ 36.13
Outstanding Weighted-Average Remaining Exercise Price, End of period	$ 11.03
Exercisable, Weighted-Average Exercise Price, End of period	$ 11.83
Outstanding Aggregated Fair Value at Beginning of period	$ 76
Granted, Aggregated Fair Value	17
Exercised, Aggregated Fair Value
Forfeited or expired, Aggregated Fair Value	15
Outstanding Aggregated Fair Value at End of period	78
Exercisable, Aggregated Fair Value	61
Outstanding, Weighted-Average Remaining Contractual Term, End of period	1 year 11 months 1 day
Exercisable, Weighted-Average Remaining Contractual Term, End of period	1 year 4 months 28 days
Outstanding, Aggregate Intrinsic Value, End of period
Exercisable, Aggregate Intrinsic Value, End of period

Supplementary Data (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended																	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Supplementary Data [Abstract]
Revenues	$ 12,773	$ 14,617		$ 18,528		$ 17,296		$ 12,719		$ 13,852		$ 17,553		$ 16,165		$ 12,087		$ 63,160		$ 59,657		$ 58,874
Expenses	14,036	14,394		15,938		14,843		13,119		13,444		15,081		14,400		13,562		58,294		56,487		55,266
EARNINGS BEFORE NET GAINS (LOSSES) ON DISPOSITIONS OF ASSETS, OTHER INCOME, INTEREST EXPENSE, AND INCOME TAXES	(1,263)	223		2,590		2,453		(400)		408		2,472		1,765		(1,475)		4,866		3,170		3,608
Net gain (loss) on dispositions of assets	(29)	(4)		13		(3)		(3)				1,141		1		(2)		3		1,140		(30)
Other income (loss)	(297)	1,333		(1,137)		872		(1,212)				2		20		85		(144)		107		122
Interest expense		1,606		1,431		1,480		1,528										6,045
Impairment recoveries (losses)						(2,736)		266		(1,722)				(2,801)				(2,470)		(4,523)		(2,147)
Termination cost																				540
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(3,190)	(54)		35		(894)		(2,877)		(2,874)		2,207		(2,566)		(3,141)		(3,790)		(6,374)		(4,952)
Income tax expense (benefit)		6,085		318		398		(363)		(153)		294		176		(507)		6,438		(190)		(70)
LOSS FROM CONTINUING OPERATIONS	(3,190)	(6,139)		(283)		(1,292)		(2,514)		(2,721)		1,913		(2,742)		(2,634)		(10,228)		(6,184)		(4,882)
Gain (loss) from discontinued operations	(875)	(284)		(1,983)		3,732		(1,457)		(5,529)		(3,317)		(1,370)		(1,077)		8		(11,293)		(5,720)
NET LOSS	(4,065)	(6,423)		(2,266)		2,440		(3,971)		(8,250)		(1,404)		(4,112)		(3,711)		(10,220)		(17,477)		(10,602)
Loss attributable to noncontrolling interest	7	11		1		(8)		6		26		(8)		3		11		10		32		17
LOSS ATTRIBUTABLE TO CONTROLLING INTERESTS	(4,058)	(6,412)		(2,265)		2,432		(3,965)		(8,224)		(1,412)		(4,109)		(3,700)		(10,210)		(17,445)		(10,585)
Preferred stock dividends	(837)	(838)		(837)		(837)		(657)		(368)		(369)		(369)		(368)		(3,169)		(1,474)		(1,474)
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	(4,895)	(7,250)		(3,102)		1,595		(4,622)		(8,592)		(1,781)		(4,478)		(4,068)		(13,379)		(18,919)		(12,059)
EPS from continuing operations	$ (1.39)	$ (2.41)		$ (0.39)		$ (0.74)		$ (1.1)		$ (1.07)		$ 0.53		$ (1.08)		$ (1.04)		$ (4.64)		$ (2.66)		$ (2.25)
EPS from discontinued operations	$ (0.31)	$ (0.1)	[1]	$ (0.69)	[1]	$ 1.29	[1]	$ (0.5)	[1]	$ (1.92)	[1]	$ (1.15)	[1]	$ (0.48)	[1]	$ (0.38)	[1]	$ 0	[1]	$ (3.93)	[1]	$ (2.03)
EPS Basic and Diluted	$ (1.7)	$ (2.51)	[1]	$ (1.08)	[1]	$ 0.55	[1]	$ (1.6)	[1]	$ (2.99)	[1]	$ (0.62)	[1]	$ (1.56)	[1]	$ (1.42)	[1]	$ (4.64)	[1]	$ (6.59)	[1]	$ (4.28)
Deferred tax asset valuation allowance		$ 6,337																$ 6,337

[1]	Quarterly EPS data does not add to total year, due to rounding

Subsequent Events (10K) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended		3 Months Ended	0 Months Ended	12 Months Ended	1 Months Ended						0 Months Ended
	Mar. 31, 2013 property	Mar. 31, 2012 property	Dec. 31, 2012 property	Nov. 30, 2011	Mar. 31, 2013 Subsequent Event [Member] security property	Jan. 10, 2013 First State Bank In Fremont, Nebraska [Member] Subsequent Event [Member] property	Dec. 31, 2012 First State Bank In Fremont, Nebraska [Member] Subsequent Event [Member]	Nov. 30, 2011 Elkhorn Valley Bank [Member] property	Mar. 31, 2013 Elkhorn Valley Bank [Member]	Feb. 21, 2013 Elkhorn Valley Bank [Member]	Feb. 20, 2013 Elkhorn Valley Bank [Member]	Feb. 21, 2013 Elkhorn Valley Bank [Member] Subsequent Event [Member]	Feb. 21, 2013 Elkhorn Valley Bank [Member] Amendment [Member] Subsequent Event [Member]	Feb. 13, 2013 Guesthouse Inn in Ellenton, Florida [Member] Subsequent Event [Member] room	Feb. 13, 2013 Days Inn in Fredericksburg, Virginia [Member] Subsequent Event [Member] room
Subsequent Event [Line Items]
Loans payable to Bank amount						$ 2.4			$ 2.9			$ 2.9
Annual interest rate of debt				4.50%		5.50%				5.50%	6.25%	5.50%	6.25%
Number of hotels to secure loan						4		2
Maturity date of debt							Sep 1, 2016
Number of hotel rooms														63	120
Proceeds from sale of properties			$ 0.6											$ 1.26	$ 2.05
Reverse stock split ratio					8
Number of hotels held for sale	27	27	29		29

Subsequent Events (Quarter 1) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended	3 Months Ended	12 Months Ended		0 Months Ended		3 Months Ended
	Mar. 31, 2013 property	Mar. 31, 2012 property	Dec. 31, 2012 property	Mar. 31, 2013 Subsequent Event [Member] security property	Dec. 31, 2012 Subsequent Event [Member] property	Mar. 31, 2013 Subject To Covenant Compliance [Member]	Apr. 18, 2013 Super 8, Fort Madison, Iowa [Member] item	May 01, 2013 Masters Inn In Tuscaloosa, Alabama [Member] room	Mar. 31, 2013 Great Western Bank [Member]	Dec. 31, 2012 Great Western Bank [Member]	Jan. 31, 2013 Great Western Bank [Member] Subsequent Event [Member]
Subsequent Event [Line Items]
Number of Units in Hotel Sold							40	151
Proceeds from marketing held for sale properties			$ 0.6				$ 1.1	$ 1.8
Line of credit to be obtained									12.1
Debt service coverage ratio	118.00%								118.00%
Required debt service coverage ratio									120.00%
Credit facility maximum borrowing capacity						$ 12.5			$ 12.1	$ 12.5	$ 12.5
Reverse stock split ratio				8
Additional number of hotels classified as held for sale				7	7
Number of hotels held for sale	27	27	29	29

Schedule III Real Estate And Accumulated Depreciation (Schedule Of Real Estate Investments And Accumulated Depreciation) (Details) (USD $)	Dec. 31, 2012
Real Estate and Accumulated Depreciation [Line Items]
Initial Cost, Land	$ 47,202,705
Initial Cost, Buildings & Improvements	257,369,785
Cost Subsequent to Acquisition, Land	(11,728,942)
Cost Subsequent to Acquisition, Buildings & Improvements	(13,354,027)
Gross Amount at December 31, 2012, Land	35,473,763
Gross Amount at December 31, 2012, Buildings & Improvements	244,015,758
Accumulated Depreciation	(88,398,908)
Net Book Value	191,090,613
Chambersburg, Pennsylvania [Member] | Comfort Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	89,000
Initial Cost, Buildings & Improvements	2,346,362
Cost Subsequent to Acquisition, Buildings & Improvements	386,713
Gross Amount at December 31, 2012, Land	89,000
Gross Amount at December 31, 2012, Buildings & Improvements	2,733,075
Accumulated Depreciation	(1,250,593)
Net Book Value	1,571,482
Culpeper, Virginia [Member] | Comfort Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	182,264
Initial Cost, Buildings & Improvements	2,142,652
Cost Subsequent to Acquisition, Buildings & Improvements	633,425
Gross Amount at December 31, 2012, Land	182,264
Gross Amount at December 31, 2012, Buildings & Improvements	2,776,077
Accumulated Depreciation	(1,272,318)
Net Book Value	1,686,023
Farmville, Virginia [Member] | Comfort Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	253,618
Initial Cost, Buildings & Improvements	2,162,087
Cost Subsequent to Acquisition, Buildings & Improvements	617,576
Gross Amount at December 31, 2012, Land	253,618
Gross Amount at December 31, 2012, Buildings & Improvements	2,779,663
Accumulated Depreciation	(1,458,858)
Net Book Value	1,574,423
Farmville, Virginia [Member] | Days Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	384,591
Initial Cost, Buildings & Improvements	1,967,727
Cost Subsequent to Acquisition, Buildings & Improvements	464,888
Gross Amount at December 31, 2012, Land	384,591
Gross Amount at December 31, 2012, Buildings & Improvements	2,432,615
Accumulated Depreciation	(1,251,933)
Net Book Value	1,565,273
Morgantown, West Virginia [Member] | Comfort Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	398,322
Initial Cost, Buildings & Improvements	3,853,651
Cost Subsequent to Acquisition, Buildings & Improvements	1,066,039
Gross Amount at December 31, 2012, Land	398,322
Gross Amount at December 31, 2012, Buildings & Improvements	4,919,690
Accumulated Depreciation	(2,470,535)
Net Book Value	2,847,477
New Castle, Pennsylvania [Member] | Comfort Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	56,648
Initial Cost, Buildings & Improvements	4,101,254
Cost Subsequent to Acquisition, Buildings & Improvements	765,950
Gross Amount at December 31, 2012, Land	56,648
Gross Amount at December 31, 2012, Buildings & Improvements	4,867,204
Accumulated Depreciation	(2,165,694)
Net Book Value	2,758,158
Princeton, West Virginia [Member] | Comfort Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	387,567
Initial Cost, Buildings & Improvements	1,774,501
Cost Subsequent to Acquisition, Buildings & Improvements	733,503
Gross Amount at December 31, 2012, Land	387,567
Gross Amount at December 31, 2012, Buildings & Improvements	2,508,004
Accumulated Depreciation	(1,395,905)
Net Book Value	1,499,666
Rocky Mount, Virginia [Member] | Comfort Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	193,841
Initial Cost, Buildings & Improvements	2,162,429
Cost Subsequent to Acquisition, Buildings & Improvements	224,108
Gross Amount at December 31, 2012, Land	193,841
Gross Amount at December 31, 2012, Buildings & Improvements	2,386,537
Accumulated Depreciation	(1,212,249)
Net Book Value	1,368,129
Solomons, Maryland [Member] | Comfort Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE
Initial Cost, Land	2,303,990
Initial Cost, Buildings & Improvements	2,988,255
Cost Subsequent to Acquisition, Buildings & Improvements	2,074,407
Gross Amount at December 31, 2012, Land	2,303,990
Gross Amount at December 31, 2012, Buildings & Improvements	5,062,662
Accumulated Depreciation	(3,034,274)
Net Book Value	4,332,378
Fayetteville, North Carolina [Member] | Comfort Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	CITI
Initial Cost, Land	725,000
Initial Cost, Buildings & Improvements	3,910,514
Cost Subsequent to Acquisition, Buildings & Improvements	572,683
Gross Amount at December 31, 2012, Land	725,000
Gross Amount at December 31, 2012, Buildings & Improvements	4,483,197
Accumulated Depreciation	(1,392,687)
Net Book Value	3,815,510
Fayetteville Car Wash, North Carolina [Member] | Comfort Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	CITI
Initial Cost, Buildings & Improvements	164,128
Cost Subsequent to Acquisition, Buildings & Improvements	8,707
Gross Amount at December 31, 2012, Buildings & Improvements	172,835
Accumulated Depreciation	(70,410)
Net Book Value	102,425
Erlanger, Kentucky [Member] | Comfort Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	750,000
Initial Cost, Buildings & Improvements	2,822,201
Cost Subsequent to Acquisition, Land	(750,000)
Cost Subsequent to Acquisition, Buildings & Improvements	(2,822,201)
Alexandria, Virginia [Member] | Comfort Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	WA BMI
Initial Cost, Land	2,500,000
Initial Cost, Buildings & Improvements	9,373,060
Cost Subsequent to Acquisition, Buildings & Improvements	1,764,097
Gross Amount at December 31, 2012, Land	2,500,000
Gross Amount at December 31, 2012, Buildings & Improvements	11,137,157
Accumulated Depreciation	(2,513,396)
Net Book Value	11,123,761
Alexandria, Virginia [Member] | Days Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	WA BMI
Initial Cost, Land	2,500,000
Initial Cost, Buildings & Improvements	6,544,271
Cost Subsequent to Acquisition, Buildings & Improvements	1,746,033
Gross Amount at December 31, 2012, Land	2,500,000
Gross Amount at December 31, 2012, Buildings & Improvements	8,290,304
Accumulated Depreciation	(2,048,496)
Net Book Value	8,741,808
Glasgow, Kentucky [Member] | Comfort Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE 3CI
Initial Cost, Land	500,000
Initial Cost, Buildings & Improvements	2,456,305
Cost Subsequent to Acquisition, Buildings & Improvements	613,344
Gross Amount at December 31, 2012, Land	500,000
Gross Amount at December 31, 2012, Buildings & Improvements	3,069,649
Accumulated Depreciation	(671,931)
Net Book Value	2,897,718
Glasgow, Kentucky [Member] | Days Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE 2DI
Initial Cost, Land	425,000
Initial Cost, Buildings & Improvements	2,206,805
Cost Subsequent to Acquisition, Buildings & Improvements	198,852
Gross Amount at December 31, 2012, Land	425,000
Gross Amount at December 31, 2012, Buildings & Improvements	2,405,657
Accumulated Depreciation	(456,082)
Net Book Value	2,374,575
Creston, Iowa [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	56,000
Initial Cost, Buildings & Improvements	840,580
Cost Subsequent to Acquisition, Land	89,607
Cost Subsequent to Acquisition, Buildings & Improvements	2,405,831
Gross Amount at December 31, 2012, Land	145,607
Gross Amount at December 31, 2012, Buildings & Improvements	3,246,411
Accumulated Depreciation	(1,963,703)
Net Book Value	1,428,315
Creston, Iowa [Member] | Supertel Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	234,866
Initial Cost, Buildings & Improvements	2,708,224
Cost Subsequent to Acquisition, Buildings & Improvements	19,994
Gross Amount at December 31, 2012, Land	234,866
Gross Amount at December 31, 2012, Buildings & Improvements	2,728,218
Accumulated Depreciation	(769,972)
Net Book Value	2,193,112
Columbus, Nebraska [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	51,716
Initial Cost, Buildings & Improvements	571,178
Cost Subsequent to Acquisition, Land	51,667
Cost Subsequent to Acquisition, Buildings & Improvements	739,793
Gross Amount at December 31, 2012, Land	103,383
Gross Amount at December 31, 2012, Buildings & Improvements	1,310,971
Accumulated Depreciation	(912,864)
Net Book Value	501,490
O'Neill, Nebraska [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	75,000
Initial Cost, Buildings & Improvements	667,074
Cost Subsequent to Acquisition, Land	46,075
Cost Subsequent to Acquisition, Buildings & Improvements	1,165,880
Gross Amount at December 31, 2012, Land	121,075
Gross Amount at December 31, 2012, Buildings & Improvements	1,832,954
Accumulated Depreciation	(1,133,375)
Net Book Value	820,654
Omaha, Nebraska [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	164,034
Initial Cost, Buildings & Improvements	1,053,620
Cost Subsequent to Acquisition, Buildings & Improvements	1,304,695
Gross Amount at December 31, 2012, Land	164,034
Gross Amount at December 31, 2012, Buildings & Improvements	2,358,315
Accumulated Depreciation	(1,705,227)
Net Book Value	817,122
Omaha, Nebraska [Member] | Sleep Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	EVB
Initial Cost, Land	400,000
Initial Cost, Buildings & Improvements	3,275,773
Cost Subsequent to Acquisition, Land	(47,816)
Cost Subsequent to Acquisition, Buildings & Improvements	284,885
Gross Amount at December 31, 2012, Land	352,184
Gross Amount at December 31, 2012, Buildings & Improvements	3,560,658
Accumulated Depreciation	(1,088,062)
Net Book Value	2,824,780
Lincoln, Nebraska (West "O") [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	139,603
Initial Cost, Buildings & Improvements	1,234,988
Cost Subsequent to Acquisition, Land	(139,603)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,234,988)
Lincoln, Nebraska (Cornhusker) [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	226,174
Initial Cost, Buildings & Improvements	1,068,520
Cost Subsequent to Acquisition, Land	271,817
Cost Subsequent to Acquisition, Buildings & Improvements	1,942,999
Gross Amount at December 31, 2012, Land	497,991
Gross Amount at December 31, 2012, Buildings & Improvements	3,011,519
Accumulated Depreciation	(1,979,398)
Net Book Value	1,530,112
Keokuk, Iowa [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	55,000
Initial Cost, Buildings & Improvements	642,783
Cost Subsequent to Acquisition, Land	71,175
Cost Subsequent to Acquisition, Buildings & Improvements	654,675
Gross Amount at December 31, 2012, Land	126,175
Gross Amount at December 31, 2012, Buildings & Improvements	1,297,458
Accumulated Depreciation	(973,546)
Net Book Value	450,087
Iowa City, Iowa [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	227,290
Initial Cost, Buildings & Improvements	1,280,365
Cost Subsequent to Acquisition, Buildings & Improvements	642,831
Gross Amount at December 31, 2012, Land	227,290
Gross Amount at December 31, 2012, Buildings & Improvements	1,923,196
Accumulated Depreciation	(1,471,711)
Net Book Value	678,775
Omaha, Nebraska (Ak-sar-ben) [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	203,453
Initial Cost, Buildings & Improvements	1,054,497
Cost Subsequent to Acquisition, Land	(203,453)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,054,497)
Kirksville, Missouri [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	151,225
Initial Cost, Buildings & Improvements	830,457
Cost Subsequent to Acquisition, Buildings & Improvements	416,438
Gross Amount at December 31, 2012, Land	151,225
Gross Amount at December 31, 2012, Buildings & Improvements	1,246,895
Accumulated Depreciation	(887,261)
Net Book Value	510,859
Burlington, Iowa [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	145,000
Initial Cost, Buildings & Improvements	867,116
Cost Subsequent to Acquisition, Buildings & Improvements	374,847
Gross Amount at December 31, 2012, Land	145,000
Gross Amount at December 31, 2012, Buildings & Improvements	1,241,963
Accumulated Depreciation	(906,398)
Net Book Value	480,565
Sedalia, Missouri [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	185,025
Initial Cost, Buildings & Improvements	917,809
Cost Subsequent to Acquisition, Land	(185,025)
Cost Subsequent to Acquisition, Buildings & Improvements	(917,809)
Hays, Kansas [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	317,762
Initial Cost, Buildings & Improvements	1,133,765
Cost Subsequent to Acquisition, Land	19,519
Cost Subsequent to Acquisition, Buildings & Improvements	533,276
Gross Amount at December 31, 2012, Land	337,281
Gross Amount at December 31, 2012, Buildings & Improvements	1,667,041
Accumulated Depreciation	(1,211,545)
Net Book Value	792,777
Moberly, Missouri [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	60,000
Initial Cost, Buildings & Improvements	1,075,235
Cost Subsequent to Acquisition, Buildings & Improvements	482,308
Gross Amount at December 31, 2012, Land	60,000
Gross Amount at December 31, 2012, Buildings & Improvements	1,557,543
Accumulated Depreciation	(1,139,417)
Net Book Value	478,126
Pittsburg, Kansas [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	130,000
Initial Cost, Buildings & Improvements	852,131
Cost Subsequent to Acquisition, Buildings & Improvements	381,046
Gross Amount at December 31, 2012, Land	130,000
Gross Amount at December 31, 2012, Buildings & Improvements	1,233,177
Accumulated Depreciation	(895,673)
Net Book Value	467,504
Manhattan, Kansas [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	261,646
Initial Cost, Buildings & Improvements	1,254,175
Cost Subsequent to Acquisition, Land	(10,000)
Cost Subsequent to Acquisition, Buildings & Improvements	695,906
Gross Amount at December 31, 2012, Land	251,646
Gross Amount at December 31, 2012, Buildings & Improvements	1,950,081
Accumulated Depreciation	(1,301,759)
Net Book Value	899,968
Clinton, Iowa [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	135,153
Initial Cost, Buildings & Improvements	805,067
Cost Subsequent to Acquisition, Land	(135,153)
Cost Subsequent to Acquisition, Buildings & Improvements	(805,067)
Mt. Pleasant, Iowa [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	85,745
Initial Cost, Buildings & Improvements	536,064
Cost Subsequent to Acquisition, Land	21,508
Cost Subsequent to Acquisition, Buildings & Improvements	602,620
Gross Amount at December 31, 2012, Land	107,253
Gross Amount at December 31, 2012, Buildings & Improvements	1,138,684
Accumulated Depreciation	(766,347)
Net Book Value	479,590
Wichita, Kansas [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	435,087
Initial Cost, Buildings & Improvements	1,806,979
Cost Subsequent to Acquisition, Land	(435,087)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,806,979)
Pella, Iowa [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	NON
Initial Cost, Land	61,853
Initial Cost, Buildings & Improvements	664,610
Cost Subsequent to Acquisition, Buildings & Improvements	206,528
Gross Amount at December 31, 2012, Land	61,853
Gross Amount at December 31, 2012, Buildings & Improvements	871,138
Accumulated Depreciation	(572,039)
Net Book Value	360,952
Storm Lake, Iowa [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	90,033
Initial Cost, Buildings & Improvements	819,202
Cost Subsequent to Acquisition, Land	41,344
Cost Subsequent to Acquisition, Buildings & Improvements	653,645
Gross Amount at December 31, 2012, Land	131,377
Gross Amount at December 31, 2012, Buildings & Improvements	1,472,847
Accumulated Depreciation	(912,632)
Net Book Value	691,592
West Plains, Missouri [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	112,279
Initial Cost, Buildings & Improvements	861,178
Cost Subsequent to Acquisition, Buildings & Improvements	279,120
Gross Amount at December 31, 2012, Land	112,279
Gross Amount at December 31, 2012, Buildings & Improvements	1,140,298
Accumulated Depreciation	(733,858)
Net Book Value	518,719
Jefferson City, Missouri [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	264,707
Initial Cost, Buildings & Improvements	1,206,886
Cost Subsequent to Acquisition, Buildings & Improvements	457,832
Gross Amount at December 31, 2012, Land	264,707
Gross Amount at December 31, 2012, Buildings & Improvements	1,664,718
Accumulated Depreciation	(1,087,956)
Net Book Value	841,469
El Dorado, Kansas [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	96,764
Initial Cost, Buildings & Improvements	418,333
Cost Subsequent to Acquisition, Land	(96,764)
Cost Subsequent to Acquisition, Buildings & Improvements	(418,333)
Wayne, Nebraska [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	79,127
Initial Cost, Buildings & Improvements	685,135
Cost Subsequent to Acquisition, Buildings & Improvements	268,711
Gross Amount at December 31, 2012, Land	79,127
Gross Amount at December 31, 2012, Buildings & Improvements	953,846
Accumulated Depreciation	(557,278)
Net Book Value	475,695
Batesville, Arkansas [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	81,483
Initial Cost, Buildings & Improvements	811,371
Cost Subsequent to Acquisition, Buildings & Improvements	301,439
Gross Amount at December 31, 2012, Land	81,483
Gross Amount at December 31, 2012, Buildings & Improvements	1,112,810
Accumulated Depreciation	(675,935)
Net Book Value	518,358
Fayetteville, Arkansas [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	255,731
Initial Cost, Buildings & Improvements	1,549,271
Cost Subsequent to Acquisition, Land	(255,731)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,549,271)
Omaha, Nebraska (West Dodge) [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	593,518
Initial Cost, Buildings & Improvements	1,758,275
Cost Subsequent to Acquisition, Land	(39,599)
Cost Subsequent to Acquisition, Buildings & Improvements	396,852
Gross Amount at December 31, 2012, Land	553,919
Gross Amount at December 31, 2012, Buildings & Improvements	2,155,127
Accumulated Depreciation	(1,249,418)
Net Book Value	1,459,628
Watertown, South Dakota [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	51,237
Initial Cost, Buildings & Improvements	1,296,312
Cost Subsequent to Acquisition, Land	(51,237)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,296,312)
Norfolk, Nebraska [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	NON
Initial Cost, Land	226,971
Initial Cost, Buildings & Improvements	1,587,581
Cost Subsequent to Acquisition, Buildings & Improvements	609,375
Gross Amount at December 31, 2012, Land	226,971
Gross Amount at December 31, 2012, Buildings & Improvements	2,196,956
Accumulated Depreciation	(1,169,932)
Net Book Value	1,253,995
Muscatine, Iowa [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	204,890
Initial Cost, Buildings & Improvements	1,616,090
Cost Subsequent to Acquisition, Land	(204,890)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,616,090)
Fort Madison, Iowa [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	104,855
Initial Cost, Buildings & Improvements	871,075
Cost Subsequent to Acquisition, Buildings & Improvements	280,892
Gross Amount at December 31, 2012, Land	104,855
Gross Amount at December 31, 2012, Buildings & Improvements	1,151,967
Accumulated Depreciation	(659,735)
Net Book Value	597,087
Portage, Wisconsin [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	203,032
Initial Cost, Buildings & Improvements	1,839,321
Cost Subsequent to Acquisition, Buildings & Improvements	363,640
Gross Amount at December 31, 2012, Land	203,032
Gross Amount at December 31, 2012, Buildings & Improvements	2,202,961
Accumulated Depreciation	(1,150,349)
Net Book Value	1,255,644
Antigo, Wisconsin [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	234,605
Initial Cost, Buildings & Improvements	1,485,579
Cost Subsequent to Acquisition, Land	(234,605)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,485,579)
Shawano, Wisconsin [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	NON
Initial Cost, Land	244,935
Initial Cost, Buildings & Improvements	1,672,123
Cost Subsequent to Acquisition, Land	(38,916)
Cost Subsequent to Acquisition, Buildings & Improvements	94,168
Gross Amount at December 31, 2012, Land	206,019
Gross Amount at December 31, 2012, Buildings & Improvements	1,766,291
Accumulated Depreciation	(985,063)
Net Book Value	987,247
Tomah, Wisconsin [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	211,975
Initial Cost, Buildings & Improvements	2,079,714
Cost Subsequent to Acquisition, Land	(59,834)
Cost Subsequent to Acquisition, Buildings & Improvements	467,911
Gross Amount at December 31, 2012, Land	152,141
Gross Amount at December 31, 2012, Buildings & Improvements	2,547,625
Accumulated Depreciation	(1,317,439)
Net Book Value	1,382,327
Menomonie, Wisconsin [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	451,520
Initial Cost, Buildings & Improvements	2,398,446
Cost Subsequent to Acquisition, Buildings & Improvements	407,759
Gross Amount at December 31, 2012, Land	451,520
Gross Amount at December 31, 2012, Buildings & Improvements	2,806,205
Accumulated Depreciation	(1,356,740)
Net Book Value	1,900,985
Clarinda, Iowa [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	75,000
Initial Cost, Buildings & Improvements	1,276,923
Cost Subsequent to Acquisition, Buildings & Improvements	201,947
Gross Amount at December 31, 2012, Land	75,000
Gross Amount at December 31, 2012, Buildings & Improvements	1,478,870
Accumulated Depreciation	(394,743)
Net Book Value	1,159,127
Billings, Montana [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE MOA
Initial Cost, Land	518,000
Initial Cost, Buildings & Improvements	4,807,220
Cost Subsequent to Acquisition, Buildings & Improvements	210,517
Gross Amount at December 31, 2012, Land	518,000
Gross Amount at December 31, 2012, Buildings & Improvements	5,017,737
Accumulated Depreciation	(966,355)
Net Book Value	4,569,382
Boise, Idaho [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE MOA
Initial Cost, Land	612,000
Initial Cost, Buildings & Improvements	5,709,976
Cost Subsequent to Acquisition, Land	(308,414)
Cost Subsequent to Acquisition, Buildings & Improvements	(2,947,459)
Gross Amount at December 31, 2012, Land	303,586
Gross Amount at December 31, 2012, Buildings & Improvements	2,762,517
Accumulated Depreciation	(348,670)
Net Book Value	2,717,433
Columbus, Georgia [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE MOA
Initial Cost, Land	441,000
Initial Cost, Buildings & Improvements	4,173,299
Cost Subsequent to Acquisition, Land	(223,155)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,999,458)
Gross Amount at December 31, 2012, Land	217,845
Gross Amount at December 31, 2012, Buildings & Improvements	2,173,841
Accumulated Depreciation	(369,706)
Net Book Value	2,021,980
Terre Haute, Indiana [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE MOA
Initial Cost, Land	547,000
Initial Cost, Buildings & Improvements	4,976,600
Cost Subsequent to Acquisition, Land	(314,145)
Cost Subsequent to Acquisition, Buildings & Improvements	(2,642,433)
Gross Amount at December 31, 2012, Land	232,855
Gross Amount at December 31, 2012, Buildings & Improvements	2,334,167
Accumulated Depreciation	(508,031)
Net Book Value	2,058,991
Green Bay, Wisconsin [Member] | Super 8 [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE-GB
Initial Cost, Land	570,000
Initial Cost, Buildings & Improvements	2,784,052
Cost Subsequent to Acquisition, Land	(16,031)
Cost Subsequent to Acquisition, Buildings & Improvements	109,114
Gross Amount at December 31, 2012, Land	553,969
Gross Amount at December 31, 2012, Buildings & Improvements	2,893,166
Accumulated Depreciation	(502,548)
Net Book Value	2,944,587
Louisville, Kentucky [Member] | Sleep Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE LSI
Initial Cost, Land	350,000
Initial Cost, Buildings & Improvements	1,288,002
Cost Subsequent to Acquisition, Land	(26,145)
Cost Subsequent to Acquisition, Buildings & Improvements	461,091
Gross Amount at December 31, 2012, Land	323,855
Gross Amount at December 31, 2012, Buildings & Improvements	1,749,093
Accumulated Depreciation	(534,142)
Net Book Value	1,538,806
Louisville, Kentucky [Member] | Comfort Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE 3CI
Initial Cost, Land	500,000
Initial Cost, Buildings & Improvements	2,186,715
Cost Subsequent to Acquisition, Land	(84,684)
Cost Subsequent to Acquisition, Buildings & Improvements	525,270
Gross Amount at December 31, 2012, Land	415,316
Gross Amount at December 31, 2012, Buildings & Improvements	2,711,985
Accumulated Depreciation	(865,288)
Net Book Value	2,262,013
Harlan, Kentucky [Member] | Independent [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE
Initial Cost, Buildings & Improvements	2,949,276
Cost Subsequent to Acquisition, Buildings & Improvements	955,581
Gross Amount at December 31, 2012, Buildings & Improvements	3,904,857
Accumulated Depreciation	(1,780,783)
Net Book Value	2,124,074
Danville, Kentucky [Member] | Quality Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	155,717
Initial Cost, Buildings & Improvements	2,971,403
Cost Subsequent to Acquisition, Buildings & Improvements	858,959
Gross Amount at December 31, 2012, Land	155,717
Gross Amount at December 31, 2012, Buildings & Improvements	3,830,362
Accumulated Depreciation	(1,910,832)
Net Book Value	2,075,247
Minocqua, Wisconsin [Member] | Quality Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	214,505
Initial Cost, Buildings & Improvements	1,458,389
Cost Subsequent to Acquisition, Buildings & Improvements	365,371
Gross Amount at December 31, 2012, Land	214,505
Gross Amount at December 31, 2012, Buildings & Improvements	1,823,760
Accumulated Depreciation	(881,971)
Net Book Value	1,156,294
Sheboygan, Wisconsin [Member] | Quality Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	286,970
Initial Cost, Buildings & Improvements	1,716,782
Cost Subsequent to Acquisition, Buildings & Improvements	421,281
Gross Amount at December 31, 2012, Land	286,970
Gross Amount at December 31, 2012, Buildings & Improvements	2,138,063
Accumulated Depreciation	(1,111,496)
Net Book Value	1,313,537
Cleveland, Tennessee [Member] | Hampton Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	212,914
Initial Cost, Buildings & Improvements	2,370,499
Cost Subsequent to Acquisition, Buildings & Improvements	1,058,857
Gross Amount at December 31, 2012, Land	212,914
Gross Amount at December 31, 2012, Buildings & Improvements	3,429,356
Accumulated Depreciation	(1,839,626)
Net Book Value	1,802,644
Shelby, North Carolina [Member] | Hampton Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	253,921
Initial Cost, Buildings & Improvements	2,782,042
Cost Subsequent to Acquisition, Buildings & Improvements	1,179,498
Gross Amount at December 31, 2012, Land	253,921
Gross Amount at December 31, 2012, Buildings & Improvements	3,961,540
Accumulated Depreciation	(2,300,003)
Net Book Value	1,915,458
Dover, Delaware [Member] | Comfort Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	337,113
Initial Cost, Buildings & Improvements	5,179,187
Cost Subsequent to Acquisition, Land	(337,113)
Cost Subsequent to Acquisition, Buildings & Improvements	(5,179,187)
Ft. Wayne, Indiana [Member] | Comfort Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	CITI
Initial Cost, Land	1,200,000
Initial Cost, Buildings & Improvements	4,803,605
Cost Subsequent to Acquisition, Buildings & Improvements	1,373,853
Gross Amount at December 31, 2012, Land	1,200,000
Gross Amount at December 31, 2012, Buildings & Improvements	6,177,458
Accumulated Depreciation	(1,745,991)
Net Book Value	5,631,467
Lafayette, Indiana [Member] | Comfort Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	CITI
Initial Cost, Land	850,000
Initial Cost, Buildings & Improvements	3,473,808
Cost Subsequent to Acquisition, Buildings & Improvements	621,693
Gross Amount at December 31, 2012, Land	850,000
Gross Amount at December 31, 2012, Buildings & Improvements	4,095,501
Accumulated Depreciation	(1,095,641)
Net Book Value	3,849,860
Marion, Indiana [Member] | Comfort Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	CITI
Initial Cost, Land	430,000
Initial Cost, Buildings & Improvements	1,945,383
Cost Subsequent to Acquisition, Buildings & Improvements	776,513
Gross Amount at December 31, 2012, Land	430,000
Gross Amount at December 31, 2012, Buildings & Improvements	2,721,896
Accumulated Depreciation	(771,174)
Net Book Value	2,380,722
South Bend, Indiana [Member] | Comfort Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE SB
Initial Cost, Land	500,000
Initial Cost, Buildings & Improvements	11,512,314
Cost Subsequent to Acquisition, Land	(196,456)
Cost Subsequent to Acquisition, Buildings & Improvements	1,090,468
Gross Amount at December 31, 2012, Land	303,544
Gross Amount at December 31, 2012, Buildings & Improvements	12,602,782
Accumulated Depreciation	(2,721,353)
Net Book Value	10,184,973
Warsaw, Indiana [Member] | Comfort Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	CITI
Initial Cost, Land	650,000
Initial Cost, Buildings & Improvements	2,500,570
Cost Subsequent to Acquisition, Buildings & Improvements	544,876
Gross Amount at December 31, 2012, Land	650,000
Gross Amount at December 31, 2012, Buildings & Improvements	3,045,446
Accumulated Depreciation	(771,027)
Net Book Value	2,924,419
Ellenton, Florida [Member] | Ramada Ltd [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	546,945
Initial Cost, Buildings & Improvements	2,293,464
Cost Subsequent to Acquisition, Land	(546,945)
Cost Subsequent to Acquisition, Buildings & Improvements	(2,293,464)
Ellenton, Florida [Member] | Guest House Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	NON
Initial Cost, Land	290,373
Initial Cost, Buildings & Improvements	2,102,371
Cost Subsequent to Acquisition, Land	(82,210)
Cost Subsequent to Acquisition, Buildings & Improvements	(759,314)
Gross Amount at December 31, 2012, Land	208,163
Gross Amount at December 31, 2012, Buildings & Improvements	1,343,057
Accumulated Depreciation	(372,047)
Net Book Value	1,179,173
Jackson, Tennessee [Member] | Guest House Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	261,506
Initial Cost, Buildings & Improvements	3,430,541
Cost Subsequent to Acquisition, Land	(261,506)
Cost Subsequent to Acquisition, Buildings & Improvements	(3,430,541)
Brooks, Kentucky [Member] | Baymont Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE 3CI
Initial Cost, Land	500,000
Initial Cost, Buildings & Improvements	2,008,474
Cost Subsequent to Acquisition, Land	(212,952)
Cost Subsequent to Acquisition, Buildings & Improvements	(513,845)
Gross Amount at December 31, 2012, Land	287,048
Gross Amount at December 31, 2012, Buildings & Improvements	1,494,629
Accumulated Depreciation	(421,891)
Net Book Value	1,359,786
Fredericksburg South, Virginia [Member] | Days Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	WA BMI
Initial Cost, Land	1,510,000
Initial Cost, Buildings & Improvements	1,786,979
Cost Subsequent to Acquisition, Land	(878,602)
Cost Subsequent to Acquisition, Buildings & Improvements	(470,659)
Gross Amount at December 31, 2012, Land	631,398
Gross Amount at December 31, 2012, Buildings & Improvements	1,316,320
Accumulated Depreciation	(298,922)
Net Book Value	1,648,796
Shreveport, Louisiana [Member] | Days Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	WA BMI
Initial Cost, Land	1,250,000
Initial Cost, Buildings & Improvements	2,964,484
Cost Subsequent to Acquisition, Land	(647,441)
Cost Subsequent to Acquisition, Buildings & Improvements	(717,097)
Gross Amount at December 31, 2012, Land	602,559
Gross Amount at December 31, 2012, Buildings & Improvements	2,247,387
Accumulated Depreciation	(731,655)
Net Book Value	2,118,291
Bossier City, Louisiana [Member] | Days Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GWB
Initial Cost, Land	1,025,000
Initial Cost, Buildings & Improvements	5,117,686
Cost Subsequent to Acquisition, Land	(251,463)
Cost Subsequent to Acquisition, Buildings & Improvements	(591,705)
Gross Amount at December 31, 2012, Land	773,537
Gross Amount at December 31, 2012, Buildings & Improvements	4,525,981
Accumulated Depreciation	(808,564)
Net Book Value	4,490,954
Fredericksburg North, Virginia [Member] | Days Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	EVB
Initial Cost, Land	650,000
Initial Cost, Buildings & Improvements	3,142,312
Cost Subsequent to Acquisition, Land	(370,351)
Cost Subsequent to Acquisition, Buildings & Improvements	(867,283)
Gross Amount at December 31, 2012, Land	279,649
Gross Amount at December 31, 2012, Buildings & Improvements	2,275,029
Accumulated Depreciation	(627,222)
Net Book Value	1,927,456
Ashland, Kentucky [Member] | Days Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE 2DI
Initial Cost, Land	320,000
Initial Cost, Buildings & Improvements	1,303,003
Cost Subsequent to Acquisition, Buildings & Improvements	422,781
Gross Amount at December 31, 2012, Land	320,000
Gross Amount at December 31, 2012, Buildings & Improvements	1,725,784
Accumulated Depreciation	(465,331)
Net Book Value	1,580,453
Sioux Falls, Airport [Member] | Days Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE SF
Initial Cost, Buildings & Improvements	2,397,714
Cost Subsequent to Acquisition, Buildings & Improvements	245,396
Gross Amount at December 31, 2012, Buildings & Improvements	2,643,110
Accumulated Depreciation	(543,167)
Net Book Value	2,099,943
Sioux Falls, Empire [Member] | Days Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE SF
Initial Cost, Land	480,000
Initial Cost, Buildings & Improvements	1,988,692
Cost Subsequent to Acquisition, Buildings & Improvements	270,347
Gross Amount at December 31, 2012, Land	480,000
Gross Amount at December 31, 2012, Buildings & Improvements	2,259,039
Accumulated Depreciation	(474,216)
Net Book Value	2,264,823
Atlanta, Georgia [Member] | Extended Stay-Savannah Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE PINE *	[1]
Initial Cost, Land	1,865,000	[1]
Initial Cost, Buildings & Improvements	3,997,960	[1]
Cost Subsequent to Acquisition, Land	(981,833)	[1]
Cost Subsequent to Acquisition, Buildings & Improvements	(1,837,929)	[1]
Gross Amount at December 31, 2012, Land	883,167	[1]
Gross Amount at December 31, 2012, Buildings & Improvements	2,160,031	[1]
Accumulated Depreciation	(500,804)	[1]
Net Book Value	2,542,394	[1]
Augusta, Georgia [Member] | Extended Stay-Savannah Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE SS
Initial Cost, Land	750,000
Initial Cost, Buildings & Improvements	3,816,246
Cost Subsequent to Acquisition, Buildings & Improvements	241,738
Gross Amount at December 31, 2012, Land	750,000
Gross Amount at December 31, 2012, Buildings & Improvements	4,057,984
Accumulated Depreciation	(907,269)
Net Book Value	3,900,715
Chamblee, Georgia [Member] | Extended Stay-Savannah Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE SS
Initial Cost, Land	1,650,000
Initial Cost, Buildings & Improvements	3,563,648
Cost Subsequent to Acquisition, Buildings & Improvements	157,649
Gross Amount at December 31, 2012, Land	1,650,000
Gross Amount at December 31, 2012, Buildings & Improvements	3,721,297
Accumulated Depreciation	(876,859)
Net Book Value	4,494,438
Greenville, South Carolina [Member] | Extended Stay-Savannah Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE SS
Initial Cost, Land	550,000
Initial Cost, Buildings & Improvements	3,408,375
Cost Subsequent to Acquisition, Land	(255,316)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,506,296)
Gross Amount at December 31, 2012, Land	294,684
Gross Amount at December 31, 2012, Buildings & Improvements	1,902,079
Accumulated Depreciation	(371,398)
Net Book Value	1,825,365
Jonesboro, Georgia [Member] | Extended Stay-Savannah Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE SS
Initial Cost, Land	875,000
Initial Cost, Buildings & Improvements	2,978,463
Cost Subsequent to Acquisition, Land	(394,903)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,268,474)
Gross Amount at December 31, 2012, Land	480,097
Gross Amount at December 31, 2012, Buildings & Improvements	1,709,989
Accumulated Depreciation	(331,356)
Net Book Value	1,858,730
Savannah, Georgia [Member] | Extended Stay-Savannah Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE SS
Initial Cost, Land	1,250,000
Initial Cost, Buildings & Improvements	4,052,678
Cost Subsequent to Acquisition, Land	(535,827)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,784,141)
Gross Amount at December 31, 2012, Land	714,173
Gross Amount at December 31, 2012, Buildings & Improvements	2,268,537
Accumulated Depreciation	(300,015)
Net Book Value	2,682,695
Stone Mountain, Georgia [Member] | Extended Stay-Savannah Suites [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE SS
Initial Cost, Land	725,000
Initial Cost, Buildings & Improvements	3,840,600
Cost Subsequent to Acquisition, Land	(258,650)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,433,564)
Gross Amount at December 31, 2012, Land	466,350
Gross Amount at December 31, 2012, Buildings & Improvements	2,407,036
Accumulated Depreciation	(350,681)
Net Book Value	2,522,705
Key Largo, Florida [Member] | Key West Inns [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	MS
Initial Cost, Land	339,425
Initial Cost, Buildings & Improvements	3,238,530
Cost Subsequent to Acquisition, Buildings & Improvements	1,316,757
Gross Amount at December 31, 2012, Land	339,425
Gross Amount at December 31, 2012, Buildings & Improvements	4,555,287
Accumulated Depreciation	(2,116,869)
Net Book Value	2,777,843
Columbia-I26, South Carolina [Member] | Masters [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE Masters
Initial Cost, Land	450,000
Initial Cost, Buildings & Improvements	1,395,861
Cost Subsequent to Acquisition, Land	(199,104)
Cost Subsequent to Acquisition, Buildings & Improvements	(400,906)
Gross Amount at December 31, 2012, Land	250,896
Gross Amount at December 31, 2012, Buildings & Improvements	994,955
Accumulated Depreciation	(166,255)
Net Book Value	1,079,596
Columbia-Knox Abbot Dr, South Carolina [Member] | Masters [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE Masters
Initial Cost, Buildings & Improvements	1,474,612
Cost Subsequent to Acquisition, Buildings & Improvements	(673,714)
Gross Amount at December 31, 2012, Buildings & Improvements	800,898
Accumulated Depreciation	(253,048)
Net Book Value	547,850
Charleston North, South Carolina [Member] | Masters [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE Masters
Initial Cost, Land	700,000
Initial Cost, Buildings & Improvements	2,895,079
Cost Subsequent to Acquisition, Land	(457,936)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,473,085)
Gross Amount at December 31, 2012, Land	242,064
Gross Amount at December 31, 2012, Buildings & Improvements	1,421,994
Accumulated Depreciation	(298,258)
Net Book Value	1,365,800
Garden City, Georgia [Member] | Masters [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE Masters
Initial Cost, Land	570,000
Initial Cost, Buildings & Improvements	2,443,603
Cost Subsequent to Acquisition, Land	(332,371)
Cost Subsequent to Acquisition, Buildings & Improvements	(1,033,992)
Gross Amount at December 31, 2012, Land	237,629
Gross Amount at December 31, 2012, Buildings & Improvements	1,409,611
Accumulated Depreciation	(249,741)
Net Book Value	1,397,499
Tampa East, Florida [Member] | Masters [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE Masters
Initial Cost, Land	192,416
Initial Cost, Buildings & Improvements	3,413,132
Cost Subsequent to Acquisition, Land	(132,881)
Cost Subsequent to Acquisition, Buildings & Improvements	(2,253,182)
Gross Amount at December 31, 2012, Land	59,535
Gross Amount at December 31, 2012, Buildings & Improvements	1,159,950
Accumulated Depreciation	(303,985)
Net Book Value	915,500
Tampa Fairgrounds, Florida [Member] | Masters [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	SOLD
Initial Cost, Land	580,000
Initial Cost, Buildings & Improvements	3,018,614
Cost Subsequent to Acquisition, Land	(580,000)
Cost Subsequent to Acquisition, Buildings & Improvements	(3,018,614)
Tuscaloosa Alabama [Member] | Masters [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	GE Masters
Initial Cost, Land	740,000
Initial Cost, Buildings & Improvements	4,025,844
Cost Subsequent to Acquisition, Land	(498,741)
Cost Subsequent to Acquisition, Buildings & Improvements	(2,199,370)
Gross Amount at December 31, 2012, Land	241,259
Gross Amount at December 31, 2012, Buildings & Improvements	1,826,474
Accumulated Depreciation	(333,332)
Net Book Value	1,734,401
Dowell, Maryland [Member] | Hilton Garden Inn [Member]
Real Estate and Accumulated Depreciation [Line Items]
Encumbrance	CAN
Initial Cost, Land	1,400,000
Initial Cost, Buildings & Improvements	9,815,044
Cost Subsequent to Acquisition, Buildings & Improvements	334,247
Gross Amount at December 31, 2012, Land	1,400,000
Gross Amount at December 31, 2012, Buildings & Improvements	10,149,291
Accumulated Depreciation	(184,024)
Net Book Value	11,365,267
Subtotal Hotel Properties [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Cost, Land	47,133,940
Initial Cost, Buildings & Improvements	255,853,158
Cost Subsequent to Acquisition, Land	(11,660,177)
Cost Subsequent to Acquisition, Buildings & Improvements	(13,252,813)
Gross Amount at December 31, 2012, Land	35,473,763
Gross Amount at December 31, 2012, Buildings & Improvements	242,600,345
Accumulated Depreciation	(87,906,282)
Net Book Value	190,167,826
Construction in Progress [Member]
Real Estate and Accumulated Depreciation [Line Items]
Cost Subsequent to Acquisition, Buildings & Improvements	794,419
Gross Amount at December 31, 2012, Buildings & Improvements	794,419
Net Book Value	794,419
Office Building [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Cost, Land	68,765
Initial Cost, Buildings & Improvements	1,516,627
Cost Subsequent to Acquisition, Land	(68,765)
Cost Subsequent to Acquisition, Buildings & Improvements	(895,633)
Gross Amount at December 31, 2012, Buildings & Improvements	620,994
Accumulated Depreciation	(492,626)
Net Book Value	$ 128,368

[1]	Atlanta Land includes value of land lease

Schedule III Real Estate And Accumulated Depreciation (Schedule Of Changes In Rental Properties And Accumulated Depreciation) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
ASSET BASIS, Balance at beginning of year	$ 307,152,942	$ 338,380,198	$ 359,692,400
ASSET BASIS, Additions to buildings and improvements	17,168,418	4,963,538	4,344,356
ASSET BASIS, Disposition of buildings and improvements	(32,488,064)	(16,983,570)	(17,101,252)
ASSET BASIS, Impairment loss	(12,343,775)	(19,207,224)	(8,555,306)
ASSET BASIS, Balance at end of year	279,489,521	307,152,942	338,380,198
ACCUMULATED DEPRECIATION, Balance at beginning of year	97,918,671	98,146,022	93,961,656
ACCUMULATED DEPRECIATION, Depreciation for the period end	8,787,781	9,996,077	11,710,060
ACCUMULATED DEPRECIATION, Depreciation on assets sold or disposed	(16,135,646)	(5,324,345)	(7,168,962)
ACCUMULATED DEPRECIATION, Impairment loss	(2,171,898)	(4,899,083)	(356,732)
Accumulated Depreciation, Balance at end of year	88,398,908	97,918,671	98,146,022
Aggregate cost for federal income tax purposes	$ 321,000,000
Minimum [Member] | Building And Improvements [Member]
Depreciation useful lives	15 years
Minimum [Member] | Furniture And Equipment [Member]
Depreciation useful lives	3 years
Maximum [Member] | Building And Improvements [Member]
Depreciation useful lives	40 years
Maximum [Member] | Furniture And Equipment [Member]
Depreciation useful lives	12 years

Equity Distribution Agreements (Details) (JMP Securities LLC [Member])	3 Months Ended
	Mar. 31, 2013	Mar. 29, 2011
JMP Securities LLC [Member]
Equity Distribution Agreements [Line Items]
Equity distribution agreement, inception date	Mar 29, 2011
Equity distribution agreement, shares, maximum number authorized to issue		250,000